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DECEMBER 31, 1997*                                                  SELECT GUARD


Annual Report to Policyowners


The Guardian Separate Account C
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The Guardian Stock Fund, Inc.
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The Guardian Bond Fund, Inc.
-------------------------------------------
The Guardian Cash Fund, Inc.
-------------------------------------------
Baillie Gifford International Fund
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Value Line Centurion Fund, Inc.
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Value Line Strategic Asset Management Trust

Executive Offices
201 Park Avenue South
New York, New York 10003

Customer Service Office
P.O. Box 26100
Lehigh Valley, Pennsylvania 18002-6210
1-800-441-6455

Distributed by:                    [LOGO]
-----------------------------------------
Guardian Investor Service Corporation (R)

[LOGO] The Guardian (R)

The Guardian Insurance &
Annuity Company, Inc.

A wholly owned subsidiary of
The Guardian Life Insurance Company of America

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SELECTGUARD

Table of Contents

                                                       Portfolio      Schedule
                                                        Manager          of
                                                       Interview     Investments
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Economic Report                                                           4
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The Guardian Stock Fund                                    8             30
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Objective: Long-term growth of capital
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Portfolio: At least 80% common stocks and secu-
           rities convertible into common stocks
------------------------------------------------
Inception: April 13, 1983
------------------------------------------------
Net Assets at December 31, 1997: $3,222,186,845
------------------------------------------------

"We believe that soundly-based quantitative models provide a valuable tool. At the same time, fast-breaking news and unusual investment issues require the balanced judgment of a capable portfolio manager. We believe the surest path to consistently above-average returns requires the synergistic results of combining good quantitative tools with good manager judgment."

                                                    -- Charles E. Albers, C.F.A.
                                                       Portfolio Manager

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The Guardian Bond Fund                                    12             42
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Objective: Maximum current income without undue
           risk of principal. Capital
           appreciation is a secondary
           objective
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Portfolio: At least 80% investment-grade debt
           securities and U.S. government
           securities
------------------------------------------------
Inception: May 1, 1983
------------------------------------------------
Net Assets at December 31, 1997:    $355,411,911
------------------------------------------------

"The Fund's overall strategy was to maximize the total return of a diversified fixed-income portfolio of investment grade corporate, mortgage-backed, asset-backed, and U.S. Government securities. Specifically, we sought to identify attractive asset allocation weightings based on relative valuation analysis and then invest in securities that had superior risk/return profiles while not engaging in interest rate or market timing strategies."

                                                     -- Thomas G. Sorell, C.F.A.
                                                        Co-Portfolio Manager

                                                     -- Howard W. Chin
                                                        Co-Portfolio Manager

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The Guardian Cash Fund                                    20             48
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Objective: As high a level of current income as
           is consistent with preservation of
           capital and liquidity
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Portfolio: Short-term money market instruments
------------------------------------------------
Inception: November 1, 1981
------------------------------------------------
Net Assets at December 31, 1997:    $368,122,449
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"The Guardian Cash Fund is a place for our investors to put their money while they decide their preferred long-term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity"

                                                      -- Alexander M. Grant, Jr.
                                                         Portfolio Manager

                                                       Portfolio      Schedule
                                                        Manager          of
                                                       Interview     Investments
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Baillie Gifford International Fund                        14             60
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Objective: Long-term capital appreciation
------------------------------------------------
Portfolio: At least 80% in a diversified
           portfolio of common stocks of
           companies domiciled outside of the
           United States
------------------------------------------------
Inception: February 8, 1991
------------------------------------------------
Net Assets at December 31, 1997: $534,711,470
------------------------------------------------

"Guardian Baillie Gifford Limited continued to employ its strategy of managing a diversified portfolio of international equities, paying particular attention to the fundamental attractions of individual companies in terms of their profitability, strength of balance sheet, and earnings growth prospects."

                                                            -- R. Robin Menzies
                                                               Portfolio Manager
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Value Line Centurion Fund                                 16             74
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Objective: Long-term growth of capital
------------------------------------------------
Portfolio: At least 90% common stocks
------------------------------------------------
Inception: November 15, 1983
------------------------------------------------
Net Assets at December 31, 1997:    $720,090,546
------------------------------------------------

"We believe that industry focus and bottoms-up stock selection from among the #1 and #2 ranked stocks in The Value Line Ranking System are critical, with an emphasis on those areas which can produce well-above-trendline revenue and profit growth. We expect that these sectors will continue to include: technology, financials, consumer nondurables (especially health care), and energy (particularly oil service and equipment)."

                                                           -- Value Line, Inc.
                                                              Investment Adviser
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Value Line Strategic Asset Management Trust               18             84
------------------------------------------------


"For stock selection, we rely primarily on the Value Line Timeliness Ranking System, which favors stocks with strong earnings and price momentum. To reduce risk, we maintain a diversified portfolio that doesn't stray too far from the industry weightings of the S&P 500."

                                                           -- Value Line, Inc.
                                                              Investment Adviser

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The Guardian Separate Account C                                          22

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Economic Report:
---------------------------------------
7
[Photo of Frank J. Jones, Ph.D. Chief Investment Officer]

1997 In The Economic/ Financial Hall of Fame

      Recently a new member has been elected into the Baseball Hall of Fame, the Heisman Trophy winner has been selected, and the Number 1 college football team(s) in the country has (have) been picked. In the spirit of the times, and given the end of the year, I thought it would be interesting to consider various calendar years for inclusion in the U.S. economic/financial Hall of Fame.

      To begin with my conclusion, I believe that 1997 should be included in the U.S. economic/financial Hall of Fame. And perhaps a statue of 1997 should even be positioned in the Hall's entrance, just as a statue of Babe Ruth appears in the entrance of the Baseball Hall of Fame in Cooperstown. The year 1997 may be the best U.S. economic/financial year ever.

      Let me begin my case for 1997 in the Hall of Fame with some supporting statistics. First, consider economic statistics:

      o Strong economic growth: the real Gross Domestic Product growth for the year was 3.8%, the highest since 1988;

      o The unemployment rate decreased to 4.6% during November, the lowest since October 1973;

      o Capacity utilization increased to 83.4% at year end, the highest since September 1995;

      o Industrial production increased by 5% during 1997, the strongest year since 1994;

      o Labor productivity, specifically manufacturing productivity, increased by 9.8% during the third quarter of 1997, the strongest growth in a quarter since the second quarter of 1982;

      o     And, not surprisingly, consumer confidence is at a 28-year high.

      These economic growth statistics are strong in isolation, but are even stronger considering that the economy is ending its seventh year of expansion (which started during March 1991), the second longest post- WWII expansion, exceeded only by the 34 quarter expansion that began during 1960.

      Given such strong growth seven years into an expansion, inflation would have been expected to be a problem. Consider, however, the following:

      o The Consumer Price Index (CPI) during 1997 increased by only 1.7%, the lowest level since 1986 (1.1%), which was caused by declining oil prices; core CPI (excluding food and energy) increased by 2.2%, the lowest since 1965 (1.5%);

      o The Producer Price Index (PPI) declined by 1.2% during 1997, following a 2.8% increase in 1996; this decrease was the largest decrease since a 3.3% decrease in 1986, due mainly to falling oil prices. The core rate of PPI, which excludes food and energy, rose by only 0.1% during 1997, the smallest annual gain on record;

      o Gold prices have fallen below $280 as of January 1998, the lowest since June 1979 -- recall that in January 1980, gold prices hit $850 an ounce. As a result, gold mutual funds were the worst performing mutual funds during 1997;

      o Despite the low unemployment, due mainly to strong productivity increases, wages have increased to a level of moderate concern, but not as much as might have been expected. Specifically, during 1997 hourly earnings increased by 3.7%, the highest year over year level since 1989, and the unemployment cost index increased by 3.3%, the highest since 1993.

      With respect to monetary policy during 1997, there was only one Fed action, a tightening from 5% to 5.25% on March 25, 1997. Although subsequent potential Fed tightenings were widely discussed and, indeed, the Fed was on the fence twice during the year, no such tightening occurred. And at the end of 1997, the markets believed that a Fed ease was more likely than a


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tightening. The Fed, however, seems unlikely to increase or decrease rates soon, and could remain on the sidelines all year.

      With respect to fiscal policy, the federal budget deficit, which was $290.4 billion during 1992, decreased to a deficit of only $22.6 billion during 1997, essentially a rounding error in a $1.6 trillion budget. This is the lowest deficit since 1974, and represented only 0.3% of GDP, which was the lowest since 1970. Many analysts, however, assert, with considerable justification, that the decline in the budget was mainly due to the strong economy, which led to high individual and business income tax receipts, and the strong stock market, which led to large capital gains tax receipts, rather than government policy. Many analysts are forecasting a budget surplus for 1998, the first since 1969.

      This remarkable combination of strong growth and low unemployment, on one hand, and declining inflation, on the other hand, has led to the assertion that "inflation is missing." To respond to this conundrum of the missing inflation, a new paradigm has evolved. This paradigm's proponents state that, due mainly to improvements in technology, productivity has increased significantly, but this increase is not being captured in our current productivity measures. Thus, they assert, potential GDP has now increased to 3% or more. They further assert that inflation has not increased due to this increase in productivity and potential real GDP growth.

      Those espousing the traditional view, who would expect higher inflation, given the current unemployment rate/capacity utilization/economic growth environment, may cede that some fundamental changes may be occurring, but that the major factors in explaining the current lack of inflation are temporary. The temporary factors include the strong dollar, the reduction in the growth rate of health care costs, declining computer prices and low energy and food costs.

      As a result of stable Fed policy, low inflation, and the declining federal budget deficit, the 30-year Treasury yield decreased to 5.69% on January 12, 1998, its lowest level since 30-year Treasuries have been auctioned beginning in 1977. And these low yields increased housing sales to eleven-year highs.

      Overall, the U.S. economy of 1997 was not a bad economy! In fact, if someone made us an offer today to "can" the 1997 economy and open the can again at the end of 1998 and repeat it, I believe that we would quickly agree.

      But to be in the Hall of Fame, in addition to having a good economy, the stock and bond markets must also perform well. In a year of such ideal economic conditions, the bond and stock markets would be expected to perform well. In fact, both had strong years during 1997. Specifically, after reaching a high of 7.11% during April 1997, the 30-year Treasury bond yield declined to 5.92% by the end of 1997. The Lehman Aggregate Bond Index returned 9.65% during 1997.(1)

      Perhaps even more surprising, the stock market followed very strong performances during 1995 and 1996 with another strong performance during 1997, as summarized in the table below. This was the first time in history that the DJIA has returned over 20% three years in a row.(2)

                                      DJIA          S&P 500(3)
                                  -----------       ----------
1995                                 24.91%           37.38%
1996                                 28.90%           22.83%
1997                                 36.89%           33.28%
10-year Average                      19.23%           17.92%

      My case for inducting 1997 into the economic/financial Hall of Fame and perhaps even putting a statue in the hall entrance rests. Long live 1997.

But What Are the Prospects For 1998?

      Economic and financial performance is often driven by unexpected economic shocks. And despite the strong performance in the economy and the financial markets during 1997, there was an unexpected shock, commonly called the "Asian flu." The Asian flu began with the devaluation of the Thai baht on July 2, 1997 and continued with significant pressure on the

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(1) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity.
(2) The Dow Jones Industrial Average (DJIA) is an unmanaged average of 30 industrial stocks listed on the New York Stock Exchange that is generally considered to be representative of U.S. stock market performance.
(3) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity.


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Hong Kong markets, which prompted the October 25th one-day decline in the DJIA by 554 points or 7.2%. In addition to spreading from Thailand to Malaysia, Indonesia and the Philippines, the flu spread immediately to Korea and continues to provide major concerns for Hong Kong and Japan. Concerns for the economies in not only non-Japan Asia, but also their impacts on Japan, Europe and the U.S., appear to be diverging rather than converging.

      The unexpected event of 1998 could be a continuation of the Asian flu. The IMF "flu shots" might not be enough to cure the patients. The effect of the Asian flu on the U.S. stock market is indicated by the fact that the DJIA reached its 1997 high of 8259.31 on August 6 and closed the year at 7908.25, 4.3% below this record level.

      The moderating effects of the Asian flu on the U.S. economy, however, while causing significant problems, may have obviated another problem. Had the Asian flu not occurred, the Fed would have been faced with a strong economy and growing wage rates and, despite the absence of actual inflation, may well have made one or more preemptive tightenings during the second half of 1997. Even one tightening may have had a significant effect on the U.S. stock and bond markets through expectations of subsequent tightenings. The onset of the Asian flu probably averted a Fed tightening for two reasons. First, the common view was that the Asian situation would reduce real GDP in the U.S. by 0.5% or more, a decline in economic growth which has been sufficient for the Fed to avoid tightening. Second, the Fed was handcuffed from tightening because of the effect it would have had on the world markets, which may have been much more severe than its minimal effect on the U.S. economy.

      What about 1998? First, do not expect another 1997 in terms of stock market performance. The major uncertainty for 1998 continues to be the effect of the Asian situation on U.S. economic growth and U.S. corporate profits. While the Asian situation will certainly mitigate U.S. inflation, it will also certainly reduce exports by the U.S. to Asia, not only the Flying Tigers, but also Korea and very importantly Japan, and also reduce the pricing power of U.S. corporations which export to these countries or compete with imports from those countries. While the operating earnings growth of S&P 500 companies was 10.5% during 1997, it is likely to be less than that, perhaps 5% - 8%, during 1998. But the stock market appears more attractive now than it did on August 6 when the Dow was at 8,259.31. Other potential threats, however, include slow European growth and the effects of the European Monetary Unit, the maturation of the U.S. economic expansion and trade wars induced by developing protectionism and isolationism.

      Our expectations for 1998 are modest. However, modest expectations are not negative expectations. We do not expect a recession during 1998 and in general our expectations are ambivalent regarding whether the next Fed movement will be an easing due to the inflationary effects of Asia or a tightening due to increasing employment growth and wage increases. The balance is between a strong domestic economy and an economic drag from Asia. The year 1998 could be a solid performer, even if not a "Ruthian" look-alike or even a Hall of Fame candidate, for both the economy and the markets.

Regards,


/s/ Frank J. Jones


Frank J. Jones, Ph.D.
Chief Investment Officer
The Guardian Insurance & Annuity Company, Inc.


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The Guardian Stock Fund
---------------------------------------

[Photo of Charles E. Albers, C.F.A. Portfolio Manager]

Q. How did the Fund perform in 1997?

A. The year 1997 was terrific for most U.S. equity investors. Despite challenging crosscurrents within the market, the Fund performed very well, both absolutely and relative to our mutual fund peer group.

      During 1997, the Fund provided a return of 35.58% to its shareholders.(1) That result bettered the 33.28% total return of the benchmark S&P 500 Composite Index.(2) Also, the Fund's 1997 return substantially exceeded the return of the average fund in our peer group, Lipper's U.S. Growth Funds offered through variable insurance products, which was 25.51% over the same period.(3) For the year, the Fund ranked in the top 3.9% of the Lipper peer group.

      Of course, from a shareholder's viewpoint, what matters most is the long-term investment record. Here, too, the Fund looks good. For the 5-year period ended December 31, 1997, the Fund ranked in the top 1.8% of the Lipper peer group; for the period of the last 10 years, it ranked in the top 2.6% of the peer group.(4) (See details in the following table.) We think these statistics are pretty impressive!

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              Comparative Average                  Ranking Information
             Annual Total Returns                   for Periods Ended
                 for Periods                        December 31, 1997
            ended December 31, 1997             ---------------------------
         -----------------------------------     Guardian        Guardian
          Guardian    Lipper U.S. Underlying    Stock Fund      Stock Fund
         Stock Fund    Growth Fund Average      Lipper Rank    Percent Rank
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 1 Year    35.58%             25.51%           5 (out of 127)       3.9%
 5 Year    22.37%             16.88%           1 (out of 55)        1.8%
10 Year    19.37%             15.85%           1 (out of 38)        2.6%
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Q. What factors affected the Fund's performance in 1997?

A. Looking back, three factors were critical.

      First, we did a comparatively good job of addressing the important cap-size issue. In 1997, for the third consecutive year, large cap stocks performed better than small caps, as shown in this table:

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                                       Total Returns (%)
                                -----------------------------
                                1995        1996         1997
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Large-Caps
 (S&P 500 Composite Index)    + 37.4%      + 22.8%      + 33.3%
Small-Caps
 (Russell 2000 Index)(5)      + 28.4%      + 16.5%      + 22.2%
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      Throughout this period, the Fund has correctly maintained a weighted average cap size which was larger than our peer group of mutual funds, and this has benefited the Fund's relative performance. We tilted the GPAF portfolio slightly more towards small caps in the second quarter, which proved timely as small caps outperformed large caps during the second and third quarters.

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(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Composite Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect expenses, which are deducted from the Fund's return.
(3) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.
(4) Lipper rankings were reported by Lipper Variable Insurance Products Performance Analysis Service, in its underlying Fund report dated December 31, 1997.
(5) The Russell 2000 Index is generally considered to be representative of small-capitalization issues in the U.S. stock market.


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      Next, during the third quarter, we perceived the developing Asian contagion a bit earlier than most U.S. money managers. In the fall of 1997, we reacted by paring back positions in many companies with significant Asian exposure, while re-deploying the proceeds into other companies with more domestically-oriented businesses. That move undoubtedly benefited our results in the fourth quarter, when the impact of the Asian financial collapse became widely discounted in U.S. market prices.

      And, finally, another factor which contributed to our relatively good investment performance was our multi-factor quantitative stock scoring system. This system has generally provided us solid guidance over the years in stock selection, and this favorable record continued in 1997.

Q. What strategies do you use to manage the Fund?

A. There was no change in our strategic approach during this period. We believe that soundly-based quantitative models provide a valuable tool. At the same time, fast-breaking news and unusual investment issues require the balanced judgment of a capable portfolio manager. We believe the surest path to consistently above-average returns requires the synergistic results of combining good quantitative tools with good manager judgment.

      Our quantitative models look at the portfolio two different ways:
"top-down" and "bottom-up." The "top-down" approach involves a cluster of different predictive models that we use to identify which overall portfolio style has the best performance prospects. The "bottom-up" approach uses our multi-factor stock scoring system to identify specific attractive stocks within our 2,000-stock research universe. We believe that both the "top-down" and "bottom-up" perspectives are important, and the best results can be achieved by combining both within one portfolio.

Q. How has the portfolio been positioned in different economic sectors?

A. The portfolio's principal sector overweight during 1997 has been Financials, which represented 30.7% of the portfolio at year-end, compared with 17.1% in the S&P 500 Composite Index. This sector was a strong outperformer during the year, benefiting from a decline in interest rates, the best asset quality in a generation, industry consolidation and more efficient use of capital.

      The portfolio at year-end also had major stakes in the Energy (17.3%) and Capital Goods/Technology (13.4%) sectors. (See following pie chart for the complete portfolio breakdown.) Importantly, the major sector with the worst relative market performance in 1997 was Basic Industries, and the Fund was underweighted there compared with the benchmark.

Q. Have you any comments on the outlook for 1998?

A. We are certainly not market timers. We are cautiously optimistic about market prospects for 1998. As usual, we counsel investors to take a long-term view of the equity investment process.


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The Guardian Stock Fund Profile
as of December 31, 1997
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                       Sector Weightings of Common Stocks
                      Held by the Fund on December 31, 1997

    [The following was represented as a pie chart in the printed material.]

Consumer Cyclicals -- 5.7%

Credit Cyclicals -- 0.5%

Consumer Staples -- 9.5%

Financial -- 30.7%

Basic Industry -- 4.9%

Capital Goods -- 7.3%

Conglomerates -- 1.6%

Consumer Services -- 2.5%

Transportation -- 2.8%

Utilities -- 3.8%

Energy -- 17.3%

Capital Goods/Technology -- 13.4%

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                             The Guardian Stock Fund
                         Top 10 Holdings as of 12/31/97

       1. General Electric Co.                               3.50%

       2. Exxon Corp.                                        2.92%

       3. Int'l Business Machines                            2.12%

       4. Citicorp                                           1.64%

       5. BankAmerica Corp.                                  1.63%

       6. Microsoft Corp.                                    1.62%

       7. E.I. Dupont deNemours, Inc.                        1.49%

       8. Chase Manhattan Corp.                              1.48%

       9. Storage Technology Corp.                           1.42%

      10. Travelers Group, Inc.                              1.41%

      For a complete list of portfolio holdings, please see the Schedule of Investments.
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              Average Annual Returns for Periods Ended 12/31/97(1)

                                                                  Life of Fund
                                1 Year     5 Years     10 Years  (since 4/13/83)
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The Guardian Stock Fund         35.58%      22.37%      19.37%      17.87%
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S&P 500 Index(2)                33.28%      20.17%      17.92%      16.80%
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(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.

(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect expenses, which have been deducted from the Fund's return.


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Growth of a Hypothetical $10,000 Investment

[The following table was depicted as a line graph in the printed material]

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                         GSF                  S&P                  CPI
     4/13/83            10000                10000                10000
                        10891                10844                10333
     83                 11028                10867                10336
                        10684                10328                10571
     84                 12218                11529                10754
                        14360                13501                10958
     85                 16130                15169                11162
                        20326                18307                11152
     86                 18889                17985                11295
                        22920                22898                11580
     87                 19241                18903                11794
                        23115                21283                12029
     88                 23160                21989                12314
                        26541                25595                12650
     89                 28613                28887                12885
                        28334                29749                13252
     90                 25224                27959                13680
                        29788                31938                13874
     91                 34293                36439                14088
                        34598                36196                14302
     92                 41178                39207                14516
                        46490                41100                14720
     93                 49396                43130                14913
                        47471                41667                15097
     94                 48767                43679                15311
                        58848                52468                15545
     95                 65667                59992                15668
                        72792                66015                15973
     96                 83330                73770                16176
                       110475                91429                16627
     Dec 31, 97        112983                94035                16827
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A hypothetical $10,000 investment made at the inception of The Guardian Stock Fund on April 13, 1983 would have grown to $112,983 on December 31, 1997. We compare our performance to that of the S&P 500 Index, which is an unmanaged index that is generally considered the performance benchmark of the U.S. stock market. While you cannot invest directly in the S&P 500 Index, a similar hypothetical investment would now be worth $94,035. The Cost of Living, as measured by the Consumer Price Index, which is generally representative of the level of U.S. inflation, is also provided to lend a more complete understanding of the investment's real worth.


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The Guardian Bond Fund
---------------------------------------

[Photo of Thomas G. Sorell, C.F.A. Co-Portfolio Manager]

[Photo of Howard W. Chin, Co-Portfolio Manager]

Q. How did the Fund perform during 1997?

A. The Fund had a total return of 8.99%(1) for the year ended December 31, 1997, outperforming the average fund in our Lipper Intermediate Investment Grade peer group,(2) which returned 8.46% for the year. This group consists of other variable annuity subaccounts that invest primarily in investment grade debt with average maturities of 5-10 years. Another commonly used benchmark, the Lehman Aggregate Bond Index, which is not available for direct investment and does not reflect deductions for fund expenses, returned 9.65% in 1997.(3)

Q. What factors affected the Fund's performance?

A. During the first quarter of 1997, the market feared that the Federal Reserve would tighten monetary policy if the economy did not slow sufficiently to reduce the risk of future increases in inflation.

      As the prospect for Fed tightening became more apparent, interest rates rose and bonds performed poorly in the first quarter. The Federal Reserve did in fact decide to increase the Fed Funds rate by 25 basis points on March 25th.

      Ironically, March 1997 represented the peak in interest rates for the year, and the surprise was that even with a strong economy, there was little if any evidence of incipient inflation. The Fed, by moving only once and exhibiting extreme patience while the economy continued to advance, appeared to change its modus operandi from taking preemptive policy action to a more complacent perspective that considered the possibility of some new inflation paradigm.

      As the market observed continued Fed inaction, interest rates began to decline during the second and third quarters, and dropped decidedly further during the October equity "correction" and the subsequent financial crisis in Asia. As the year closed, 10 and 30 year Treasury rates had fallen by almost 120 basis points from the March 1997 high. Consequently, bonds performed very well in 1997, returning 9.65%, as measured by the Lehman Aggregate Index.

      As reported in our semiannual report to shareholders, the Fund outperformed our benchmark, the Lehman Aggregate Bond Index, during the first half of 1997, principally due to the Fund's relative overweight in corporate, mortgage-backed and asset-backed securities (spread sectors).

      During the second quarter, as yield spreads narrowed and valuations became expensive in many sectors of the fixed-income markets, the Fund became more defensive and started reducing its exposure to spread sectors early in the third quarter. However, we were still over weighted in spread products in October when the U.S. equity market declined and the Asian financial crisis adversely affected the performance of corporate bonds. In addition, yield spreads for mortgage-backed and asset-backed products widened in

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(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) Lipper Analytical Services, Inc. is an independent mutual fund monitoring and rating service and its database of performance information is based on historical total returns, which assume the reinvestment of dividends and distributions, and the deduction of all fund expenses. Lipper returns do not reflect the deduction of sales loads, and performance would be different if sales loads were deducted.
(3) The Lehman Aggregate Bond Index is an unmanaged index that is generally considered to be representative of U.S. bond market activity.
(4) Duration-adjusted, expressed in percentage terms, represents the excess return over the weighted average return of a group of similar duration Treasuries.


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sympathy with corporate bonds, and although the portfolio's reallocation into Treasuries was already underway, the Fund's remaining holdings in these three areas negatively affected the Fund's performance during this period.

      In October, corporate bonds had their worst performance in more than a decade, underperforming Treasuries by 80 basis points on a duration-adjusted basis.(4) Although the Fund returned 90 basis points in October, we underperformed relative to our benchmark due to our still-significant exposure to corporate and asset-backed securities. Even after October, we remained concerned about widening corporate spreads and, with the decline in interest rates, became increasingly concerned that mortgage prepayments would adversely impact mortgage-backed returns. We continued to reduce our corporate and mortgage-backed holdings in the fourth quarter, which served us well through the balance of the year.

      On an absolute basis, corporate bonds as measured by the Lehman Aggregate Index returned 10.23% for 1997, largely due to the rally in the Treasury market. However, on a duration-adjusted basis, the investment grade corporate bond sector underperformed Treasuries by 29 basis points. The Fund did benefit from its holdings in higher yielding triple-B media/cable and tobacco securities that performed exceptionally well during 1997, providing 95 and 158 basis points, respectively, in excess return over comparable Treasuries. Overall however, the benefit of owning corporate bonds during the first half of 1997 was eliminated in the second half, and adversely affected our relative performance.

      In contrast, the mortgage-backed sector as measured by the Lehman Aggregate Index had a return of 9.49% for 1997, less on a nominal basis than corporates, but significantly better when measured on a duration-adjusted basis, outperforming Treasuries by 121 basis points. Much of the outperformance was due to the strong dollar roll market and the market's expectation of low prepayment risk and interest rate volatility. The mortgage-backed sector earned a 7.41% nominal return in 1997, but as a result of widening corporate spreads and new issue supply, underperformed Treasuries on a duration-adjusted basis by 12 basis points.

      Therefore, for the entire year our mortgage and Treasury investments increased our overall performance while our corporate and asset-backed positions, on average, reduced our returns relative to similar duration Treasury securities.

Q. What strategies did you use to manage the Fund?

A. The Fund's overall strategy was to maximize the total return of a diversified fixed-income portfolio of investment grade corporate, mortgage-backed, asset-backed, and U.S. Government securities. Specifically, we sought to identify attractive asset allocation weightings based on relative valuation analysis and then invest in securities that had superior risk/return profiles while not engaging in interest rate or market timing strategies. At year-end, the Fund remains cautious on the relative value of mortgage-backed and corporate securities, and will maintain an underweight relative to our benchmark until these sectors become more attractive on a risk/return basis. At that time, we would expect to increase our allocation to these asset classes and reduce our holdings in U.S. Government securities.

--------------------------------------------------------------------------------
The Guardian Bond Fund Profile
as of December 31, 1997 (1)
---------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                           FOR PERIODS ENDED 12/31/97 (1)
--------------------------------------------------------------------------------
1 Year.......................................        8.99%
5 Years......................................        6.94%
10 Years.....................................        8.93%
Since Inception (5/1/83).....................        9.36%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Growth of a Hypothetical $10,000 Investment

[The following table was depicted as a line graph in the printed material]

--------------------------------------------------------------------------------
                                  GBF                Lehman
                                  ---                ------
             4/29/83             10000               10000
             83                   9925               10204
             84                  11219               11750
             85                  13728               14347
             86                  15766               16537
             87                  15816               16992
             88                  17351               18332
             89                  19758               20996
             90                  21254               22877
             91                  24695               26538
             92                  26597               28502
             93                  29218               31281
             94                  28209               30369
             95                  33170               35979
             96                  34124               37286
             12/31/97            37191               40885
--------------------------------------------------------------------------------

To give you a comparison, the chart above shows the performance of a $10,000 investment made in The Guardian Bond Fund and in the Lehman Aggreate Bond Index.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
---------------------------------------

[Photo of R. Robin Menzies, Portfolio Manager]

Q. How did the Fund perform during 1997?

A. The fund performed well in 1997, with a total return of 11.93%(1) compared to an increase of 2.1% in the Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index.(2) There were marked divergences in the performance of individual international markets during the year, with European markets generally strong, and Asian ones weak.

Q. What factors affected the Fund's performance during the year?

A. The Fund's good performance relative to the MSCI EAFE Index was due in part to the Fund's underweighted investment in Japan as compared to the Index. The Fund generally had some 10% less invested in Japan than did the Index over the course of the year. At the end of the year, the Index weighting in Japan was 25.2%, compared to the Fund's 14.8%. In addition, the Japanese stocks held by the Fund, in aggregate, performed significantly better that the Japanese component of MSCI EAFE, as the Fund's exposure to Japanese banks, one of the weakest areas of the Tokyo market, was negligible.

      To put events in Asia into a European context, the first point to note is that the region, including Japan, only accounts for around 10% of Europe's exports. This leads us to believe that the direct impact of the Asian crisis on European economic growth will be modest in the short term. Growth in the German economy has exceeded expectations in 1997 -- a year ago we thought that it was optimistic to forecast growth of 2% for 1997, but the consensus is now up to 2.5% -- but continued strength in net exports has been entirely responsible for this improvement. Growth in the French economy remains almost as polarised, with Gross Domestic Product growth heavily dependent upon net trade.

Q. What strategies did you use to manage the Fund and what are your expectations for the future?

A. Guardian Baillie Gifford Limited continued to employ its strategy of managing a diversified portfolio of international equities, paying particular attention to the fundamental attractions of individual companies in terms of their profitability, strength of balance sheet, and earnings growth prospects.

      Overall, the Japanese economy seems unlikely to grow this year, and may only rise 1% or so next year. With the risk of further collapses in the financial sector still present, a low Japanese weighting concentrated on successful exporters still seems appropriate for the Fund. With so much uncertainty in the general background, it is difficult to be too categorical about the prospects for 1998. We expect that the interest rate background will continue to be favorable, but that there will be many nasty surprises on the profits front, as the consequences of the Asian upheavals show themselves in various unexpected places. We think it will be necessary to be flexible as to policy and alert to problems developing in individual companies.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The MSCI EAFE Index is an unmanaged index that is generally considered to be representative of international stock market activity. The MSCI EAFE Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund's return.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund Profile
as of December 31, 1997(1)
------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                           FOR PERIODS ENDED 12/31/97 (1)
--------------------------------------------------------------------------------
1 Year.........................................     11.93%
3 Years........................................     12.83%
5 Years........................................     14.24%
Since Inception (2/8/91).......................     12.28%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Growth of a Hypothetical $10,000 Investment(1)

[The following table was depicted as a line graph in the printed material]

--------------------------------------------------------------------------------
                                Index               Fund
                                -----               ----
            2/8/91              10000               10000
            91                  10226                9383
            92                   9014                8548
            93                  11984               11458
            94                  12950               11557
            95                  14446               12855
            96                  15365               14836
            12/31/97            15681               16606
--------------------------------------------------------------------------------

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Baillie Gifford International Fund and the MSCI/EFAE Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Portfolio Composition by Geographical Location

     [The following is represented by a pie chart in the printed material.]

U.K. -- 23.7%

Cash -- 1.8%

Latin America -- 4.5%

Asia -- 6.1%

Europe -- 49.1%

Japan -- 14.8%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Top 10 Holdings

    Company                   Nature of Company             Country

 1. Novartis AG               Pharmaceuticals               Switzerland

 2. Glaxo Wellcome            Pharmaceuticals               UK

 3. ABN Amro Hldgs. NV        Banking                       Netherlands

 4. Zurich Insurance          Insurance                     Switzerland

 5. Banco Santander S.A.      Banking                       Spain

 6. Bayerische Vbank          Banking                       Germany

 7. Mannesmann AG             Telecommunications            Germany

 8. BMW                       Car Manufacturer              Germany

 9. Adidas AG                 Sports Apparel                Germany

10. Abbey National            Banking                       UK

For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Centurion Fund
---------------------------------------

Q. For the 12 months ended December 31, 1997, how did the Value Line Centurion Fund perform?

A. For the 12 months ended December 31, 1997, the Centurion Fund produced a total return of 21.4%,(1) compared with total returns of 33.4% for the S&P 500(2) and 24.9% for the Dow Jones Industrial Average.(3)

      The Centurion Fund enjoyed a competitive ten-plus months in 1997, besting the market by 100 basis points at 34.0% in mid-October and staying even with the S&P 500 at about 29.0% during early November. But the extraordinary confluence of global events in Southeast Asia, Latin America, and the Middle East took a decidedly negative toll on the Centurion Fund's equity investments over the last eight weeks of the year, resulting in disappointing full-year performance.

Q. What factors affected Fund performance?

A. The Centurion Fund's strong performance during most of the year was largely attributable to profitable investments in technology, financial services, energy (with an emphasis on oil service and equipment), and consumer nondurables (with a health care focus). But the political, economic and currency woes in Southeast Asia, combined with the banking crisis in Latin America and the international diplomatic stalemate among the United Nations, Iraq and the United States, simultaneously impacted the very sectors of the market and the individual stocks which screened as the most attractive to us in the Value Line Ranking System.

Q. What factors influenced your strategies for the Fund in 1997? What are your expectations for 1998?

A. We had expected over the course of 1997 that the strong U.S. dollar (which makes our exports more expensive) and the unwinding of inventory stockpiles would combine to slow Gross Domestic Product (GDP) as we progressed through the year and into 1998. Moreover, as the Southeast Asian crisis began to unfold in earnest during October, we further expected that weakened Asian economies would additionally curtail our GDP growth. We are now expecting GDP growth of about 2.0-2.5% during 1998, down from what we had believed to be an unsustainably high level during 1997.

      We continue to believe that inflationary pressures will remain benign, coming off 10-year lows in both wholesale and retail inflation during 1997, with core levels expected to approximate perhaps 2.0% or less in 1998.

      We do not expect the economy to slip into recession, nor do we have a deflationary economic forecast, primarily because of our belief that Federal Reserve Chairman Alan Greenspan will remain ever vigilant regarding changes in global economic conditions. Chairman Greenspan takes his responsibility as the world's most important global banker very seriously, and we do not believe that the Fed wishes to potentially exacerbate a global economic crisis by raising interest rates. As a result, we do not expect any change in Chairman Greenspan's neutral monetary policy stance for at least the next few Federal Open Market Committee (FOMC) meetings, unless global conditions should weaken materially. In such a case, we expect that the Fed's bias would shift toward a modest easing.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 Index is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.
(3) The Dow Jones Industrial Average (DJIA) is an unmanaged average of 30 industrial stocks listed on the New York Stock Exchange that, like the S&P 500 Index, is generally considered to be representative of U.S. stock market performance. The DJIA is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

      In a dramatic flight to quality, investors have shifted into 30-year Treasuries as a safe haven, and yields have plunged from a peak of 7.17% in April 1997 to a recent record low of about 5.70%. While long rates could temporarily back up to about 6.00% near-term due to profit taking, we now believe that the economic problems in Asia and their impact on the U.S. could drive yields down to the 5.25-5.50% level at their 1998 lows. Commensurate with this diminution in economic growth, we expect corporate profit growth of about 7-8% in 1998, about half the level achieved last year.

      In the wake of the Asian crisis, the Dow Jones Industrial Average (DJIA) plunged 16% from record levels just below 8,300 in August to just under 7,000 in October. The market has been stuck in a volatile trading mode ever since, as investors, who are cautiously waiting for more definitive news regarding U.S. corporate earnings, are contemplating whether or not to scale this global wall of worry.

      Given our muted forecast for corporate earnings growth for the broad market in 1998, we believe that industry focus and bottom-up stock selection from among the #1 and #2 ranked stocks in The Value Line Ranking System are critical, with an emphasis on those areas that can produce well-above-trendline revenue and profit growth.

--------------------------------------------------------------------------------
Value Line Centurion Fund Profile
as of December 31, 1997
---------------------------------------

--------------------------------------------------------------------------------
                    Portfolio Composition by Economic Sector

Consumer Goods
 (Non-Durables) -- 20.05%

Capital Goods -- 3.67%

Energy -- 13.26%

Consumer Growth -- 3.02%

Financial -- 25.36%

Technology -- 25.20%

Cash -- 9.44%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                          FOR PERIODS ENDED 12/31/97(1)
--------------------------------------------------------------------------------
1 Year.......................................       21.39%
5 Years......................................       16.33%
10 Years.....................................       17.76%
Since Inception (11/15/83) ..................       14.13%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Top 10 Holdings

 1. Gillette Company

 2. Citicorp

 3. Mellon Bank Corp.

 4. Transocean Offshore Inc.

 5. Cisco Systems Inc.

 6. General Electric Company

 7. American International Group Inc.

 8. Sun America Inc.

 9. Procter & Gamble Company

10. Medtronic Inc.

For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Growth of a Hypothetical $10,000 Investment(1)

[The following table was depicted as a line graph in the printed material]

--------------------------------------------------------------------------------
                                   Fund                S&P
                                   ----                ---
            11/15/83              10000               10000
            83                     9180               10038
            84                     8420               10650
            85                    11108               14012
            86                    12982               16613
            87                    12611               17461
            88                    13568               20312
            89                    17841               26684
            90                    18833               25827
            91                    28662               33660
            92                    30361               36217
            93                    33156               39841
            94                    32422               40347
            95                    45416               55417
            96                    53291               68042
            12/31/97              64689               92025
--------------------------------------------------------------------------------

To give you a comparison, the chart above shows the performance of a $10,000 investment made in Value Line Centurion Fund and in the S&P 500 Index.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

                                     [LOGO]

Q. How did the SAM Trust perform in 1997?

A. The Trust earned a total return of 15.66% in 1997.(1) This compared with a total return of 33.36% for the unmanaged Standard & Poor's 500 Index(2) and a total return of 9.76% for the unmanaged Lehman Government/Corporate Bond Index.(3)

       Since inception just over ten years ago, the Trust's long-term performance has stayed within shouting distance of the S&P 500, with an annualized total return of 14.37% versus the S&P's 14.68%. That's a feat to be pleased with, considering that SAM's holdings of bonds and cash have translated into significantly reduced risk exposure by comparison with an all-stock portfolio. Over the same period, the Lehman Government/Corporate Bond Index returned 9.52% annually.

Q. What factors affected performance of the Trust during the year?

A. SAM's performance was limited in 1997 by its underweighting in stocks, which made up only 40%-50% of total assets during the year. SAM was correspondingly overweighted in cash, which generated low returns relative to stocks and bonds in the period. The Trust held roughly an average weighting in bonds at around 30% of total assets, in a year of above-average returns for bonds.

      Looking at just the stock portion of the portfolio, performance lagged a bit behind the S&P 500. That can be attributed to the Trust's holdings of mid- and small-capitalization equities, which made up about 40% of total stockholdings. Indices of mid- and small-cap stocks in 1997 lagged the S&P 500, which is an index that represents the large-cap stocks.

Q. How does the Trust determine asset allocation?

A. SAM uses Value Line's proprietary stock and bond market models to determine the suggested optimal asset allocation at any given time. The 1995-97 rise in stock prices, combined with relatively flat interest rates, were the main factors that led the stock market model to underweight stocks last year. Near the end of 1997, however, the model returned to the Fund's neutral position of 55% in stocks due to a drop in long-term interest rates, a rise in free reserves in the banking system, and a pause in the stock market's steep climb.

Q. What strategies were used in stock and bond selection?

A. For stock selection, we rely primarily on the Value Line Timeliness Ranking System, which favors stocks with strong earnings and price momentum. To reduce risk, we maintain a diversified portfolio that doesn't stray too far from the industry weightings of the S&P 500; this can mean investment in some stocks ranked only neutral by our System. For bond selection, we stay with high-quality issues. In recent years, we have invested in U.S. Treasuries only. Late in 1997, however, we swapped some Treasuries into bonds issued by U.S. agencies as yield spreads became more attractive.

--------------------------------------------------------------------------------
(1) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies which provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.
(2) The S&P 500 Index is an unmanaged index of 500 large-cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. The S&P 500 is not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund's return.
(3) The Lehman Government/Corporate Bond Index is an unmanaged index that is generally considered to be representative of U.S. government and corporate bond market activity. The Lehman Government/Corporate Bond Index is not available for direct investment and the returns do not reflect the fees and expenses that have been deducted from the Fund.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
Profile as of December 31, 1997
-------------------------------------------

--------------------------------------------------------------------------------
                             Top Ten Stock Holdings

 1. Coca-Cola Enterprises Inc.

 2. Safeway Inc.

 3. Omnicom Group Inc.

 4. Tyco International Ltd.

 5. Symbol Technologies

 6. U.S. Bancorp

 7. Conseco Inc.

 8. General Electric Co.

 9. Compuware Corp.

10. Pfizer Inc.

For a complete list of portfolio holdings, please see the Schedule of
Investments.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             AVERAGE ANNUAL RETURNS
                          FOR PERIODS ENDED 12/31/97(1)
--------------------------------------------------------------------------------
1 Year.......................................       15.66%
5 Years......................................       12.88%
10 Years.....................................       15.38%
Since Inception (10/1/87)....................       14.37%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Growth of a Hypothetical $10,000 Investment(1)

[The following table was depicted as a line graph in the printed material]

--------------------------------------------------------------------------------
               Date         SAM Trust     L G/C Index      S&P 500
               ----         ---------     -----------      -------
               10/1/87        10000          10000          10000
               87              9476          10583           7745
               88             10453          11385           9010
               89             13124          13006          11836
               90             13104          14083          11456
               91             18784          16355          14931
               92             21611          17594          16065
               93             24174          19535          17673
               94             22994          18849          17897
               95             29556          22476          24582
               96             34246          23128          30182
               12/31/97       39608          25388          39844
--------------------------------------------------------------------------------

To give you a comparison, the chart above shows the performance of a $10,000 investment made in the Value Line SAM Trust, the S&P 500 Index and in the Lehman Government/Corporate Bond Index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Portfolio Composition by Asset Class

    [The following is represented by two pie charts in the printed material.]

      December 31, 1996                         December 31, 1997

      Cash        22.2%                         Cash        15.7%

      Stocks      48.0%                         Stocks      56.9%

      Bonds       29.8%                         Bonds       27.4%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Guardian Cash Fund
----------------------

[PHOTO OMITTED]

Alexander M. Grant, Jr.,
Portfolio Manager

Q.    How did the Guardian Cash Fund perform during 1997?

A. As of December 30, 1997, the effective 7-day annualized yield for The Guardian Cash Fund was 5.38%.(1) The Fund produced a total return of 5.14% in 1997.2 In contrast, the effective 7-day annualized yield of the Fund's peer group of Tier One money market funds, as measured by IBC Financial Data, was 5.20% and the average total return for 1997 for such funds was 5.04%. IBC Financial Data is a research firm that tracks money market funds.

Q. What factors affected the Fund's performance?

A. Money market funds are directly affected by the actions of the Federal Reserve Board. On March 25, the Federal Reserve raised the Fed Funds target rate from 5.25% to 5.50%. This move followed several months of strong economic data particularly with respect to housing data, consumer consumption and payroll data. The Discount Rate was left unchanged at 5.00%. The Fed Funds target rate is the rate at which banks can borrow from each other overnight. While the Federal Reserve Board does not set this rate, it can establish a target rate and, through open market operations, the Fed can move member banks in the direction of that target rate. The Discount Rate is the rate at which banks can borrow directly from the Federal Reserve.

      Uncertainty with the direction of the stock market contributed to large daily inflows and outflows of funds in the Cash Fund during late 1997. As the stock market rallied, our investors transferred cash to equity funds. During those times when the stock market stalled, we saw cash inflows. Another factor affecting performance was the portfolio's average maturity -- 24 days as of December 30, 1997. The average Tier One money market fund as measured by IBC Financial Data had an average maturity of 60 days.

Q. What was your investment strategy during the year?

A. The Guardian Cash Fund is a place for our investors to put their money while they decide their preferred long-term investment vehicle, be it stocks or bonds. Also, some of our investors prefer the relative stability of the money markets. To best accommodate all our investors, we will continue to try to provide a strong 7-day yield, while offering safety and liquidity. Our investment strategy was to create a diversified portfolio of money market instruments that presents minimal credit risks according to our criteria. As always, we only purchased for the Fund's Portfolio, securities from issuers that had received ratings in the two highest credit quality categories established by nationally recognized statistical ratings organizations like Moody's Investors Service Inc. and Standard & Poor's Corporation. At year end, most of the portfolio (95.3%) was invested in commercial paper; the balance (4.7%) was invested in repurchase agreements.

--------------------------------------------------------------------------------
INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. WHILE THE FUND SEEKS TO MAINTAIN A STABLE PRICE OF $10.00 PER SHARE, THERE IS NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(1) Yields are annualized historical figures. Effective yield assumes that income is reinvested. Yields will vary as interest rates change. Past performance is not a guarantee of future results.
(2) Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of the variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Investment return and principal value will fluctuate so that the value of your investment, when redeemed, may be worth more or less than the original cost.


--------------------------------------------------------------------------------

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                       This page intentionally left blank.


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---------
Separate
Account C
---------
   1
---------

--------------------------------------------------------------------------------
The Guardian Separate Account C
---------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1997


                                                                                                                         Value Line
                                                                                                Baillie                  Strategic
                                                            Guardian    Guardian    Guardian    Gifford      Value Line     Asset
                                                             Stock        Bond        Cash    International  Centurion   Management
                                                Combined      Fund        Fund        Fund        Fund         Fund        Trust
                                               ------------------------------------------------------------------------------------
FIFO Cost ...................................          --  $4,091,006  $  267,032  $   39,993  $1,023,354    $  721,254  $  905,620
                                               ------------------------------------------------------------------------------------
Assets
  Shares owned in underlying fund-- Note 1 ..          --     113,680      22,380       3,999      61,510        29,996      46,687
  Net asset value per share (NAV) ...........          --       46.05       12.11       10.00       18.27         25.52       22.13
   Total  Assets (Shares x NAV) .............  $8,468,427   5,234,945     271,024      39,993   1,123,796       765,487   1,033,182
                                               ----------  ----------  ----------  ----------  ----------    ----------  ----------

Liabilities
  Due to The Guardian Insurance & Annuity
    Company, Inc. ...........................      55,718      38,552       1,854         756       5,440         3,458       5,658
                                               ----------  ----------  ----------  ----------  ----------    ----------  ----------
   Net Assets ...............................  $8,412,709  $5,196,393  $  269,170  $   39,237  $1,118,356    $  762,029  $1,027,524
                                               ==========  ==========  ==========  ==========  ==========    ==========  ==========

--------------------------------------------------------------------------------
The Guardian Separate Account C
---------------------------------------

STATEMENT OF OPERATIONS
Year Ended December 31, 1997

Investment Income
  Income:
   Reinvested dividends .....................  $  111,814  $   51,589  $   15,909  $    1,988   $   18,280   $    2,205  $   21,843
Expenses-- Note 3:
   Mortality and expense risk charges .......      43,612      27,155       1,445         227        5,453        4,004       5,328
                                               ----------  ----------  ----------  ----------   ----------   ----------  ----------
Net investment income/(expense) .............      68,202      24,434      14,464       1,761       12,827       (1,799)     16,515
                                               ----------  ----------  ----------  ----------   ----------   ----------  ----------
Realized and Unrealized Gain/(Loss) from
  Investments
Realized gain/(loss) from investments:
   Net realized gain/(loss) from sale of
     investments ............................     274,265     178,236      (5,260)         --       35,042       38,315      27,932
   Reinvested realized gain distributions         814,924     555,829          --          --       46,081      112,934     100,080
                                               ----------  ----------  ----------  ----------   ----------   ----------  ----------
   Net realized gain/(loss) on investments      1,089,189     734,065      (5,260)         --       81,123      151,249     128,012
                                               ----------  ----------  ----------  ----------   ----------   ----------  ----------
Unrealized appreciation/(depreciation) of
  investments:
   End of year ..............................   1,420,168   1,143,939       3,992          --      100,442       44,233     127,562
   Beginning of year ........................     907,705     616,871      (6,964)         --       90,479       65,797     141,522
                                               ----------  ----------  ----------  ----------   ----------   ----------  ----------
   Change in unrealized appreciation/
     (depreciation) .........................     512,463     527,068      10,956          --        9,963      (21,564)    (13,960)
                                               ----------  ----------  ----------  ----------   ----------   ----------  ----------
Net realized and unrealized gain/(loss)
  from investments ..........................   1,601,652   1,261,133       5,696          --       91,086      129,685     114,052
                                               ----------  ----------  ----------  ----------   ----------   ----------  ----------
Net Increase/(Decrease) in Net Assets
  Resulting from Operations .................  $1,669,854  $1,285,567$     20,160  $    1,761   $  103,913   $  127,886  $  130,567
                                               ==========  ==========  ==========  ==========  ==========    ==========  ==========

                       See notes to financial statements.


--------------------------------------------------------------------------------
                                    22 & 23

---------
Separate
Account C
---------
   1
---------

-------------------------------------------------------------------------------
The Guardian Separate Account C


STATEMENTS OF CHANGES IN NET ASSETS
Years Ended December 31, 1996 and 1997

                                                                                                                         Value Line
                                                                                                Baillie                  Strategic
                                                            Guardian    Guardian    Guardian    Gifford      Value Line     Asset
                                                             Stock        Bond        Cash    International  Centurion   Management
                                                Combined      Fund        Fund        Fund        Fund         Fund        Trust
                                              -------------------------------------------------------------------------------------
1996 Increase/(Decrease) from Operations
   Net investment income/(expense) .........  $   55,926   $   23,872   $  14,607   $  2,095   $    7,887    $    (801)  $    8,266
   Net realized gain/(loss) from sale of
     investments ...........................     222,679      111,916        (793)        --       33,418       43,704       34,434
   Reinvested realized gain distributions ..     498,605      384,957          --         --       11,818       64,447       37,383
   Change in unrealized appreciation/
     (depreciation) of investments .........     206,488      167,054      (8,081)        --       56,249      (31,359)      22,625
                                              ----------   ----------   ---------   --------   ----------    ---------   ----------
   Net increase/(decrease) resulting from
     operations ............................     983,698      687,799       5,733      2,095      109,372       75,991      102,708
                                              ----------   ----------   ---------   --------   ----------    ---------   ----------

1996 Policy Transactions
   Transfer of net premium .................   1,620,112      956,718      61,595     19,611      256,230      129,308      196,650
   Transfer on account of death ............      (7,086)      (2,370)         --         --           --           --       (4,716)
   Transfer on account of other terminations    (190,477)    (148,360)     (4,388)      (184)     (17,977)       7,422      (26,990)
   Transfer of policy loans ................    (138,977)    (112,243)     (2,853)    (2,240)      39,663      (28,339)     (32,965)
   Transfer between funds ..................          --       15,245     (18,996)   (48,210)      20,755       14,896       16,310
   Transfer of cost of insurance ...........    (339,105)    (202,991)    (12,564)    (5,503)     (45,943)     (30,245)     (41,859)
   Transfers-- other .......................         280         (233)        (68)        (7)         288            1          299
                                              ----------   ----------   ---------   --------   ----------    ---------   ----------
   Net increase/(decrease) from contract
     transactions ..........................     944,747      505,766      22,726    (36,533)     253,016       93,043      106,729
                                              ----------   ----------   ---------   --------   ----------    ---------   ----------
Total Increase/(Decrease) in Net Assets ....   1,928,445    1,193,565      28,459    (34,438)     362,388      169,034      209,437
   Net Assets at December 31, 1995 .........   4,268,000    2,302,995     237,841     69,970      561,976      458,330      636,888
                                              ----------   ----------   ---------   --------   ----------    ---------   ----------
   Net Assets at December 31, 1996 .........  $6,196,445   $3,496,560   $ 266,300   $ 35,532   $  924,364    $ 627,364   $  846,325
                                              ==========   ==========   =========   ========   ==========    =========   ==========

1997 Increase/(Decrease) from Operations
   Net investment income/(expense) .........  $   68,202   $   24,434   $  14,464   $  1,761   $   12,827    $  (1,799)  $   16,515
   Net realized gain/(loss) from sale of
     investments ...........................     274,265      178,236      (5,260)        --       35,042       38,315       27,932
   Reinvested realized gain distributions ..     814,924      555,829          --         --       46,081      112,934      100,080
   Change in unrealized appreciation/
     (depreciation) of investments .........     512,463      527,068      10,956         --        9,963      (21,564)     (13,960)
                                              ----------   ----------   ---------   --------   ----------    ---------   ----------
   Net increase/(decrease) resulting from
     operations ............................   1,669,854    1,285,567      20,160      1,761      103,913      127,886      130,567
                                              ----------   ----------   ---------   --------   ----------    ---------   ----------

1997 Policy Transactions
   Transfer of net premium .................   1,519,578      904,080      53,331     13,751      227,487      145,329      175,600
   Transfer on account of death ............          --           --          --         --           --           --           --
   Transfer on account of other terminations    (401,099)    (187,545)    (23,029)    (2,861)     (40,702)     (84,701)     (62,261)
   Transfer of policy loans ................    (229,239)    (114,168)     (8,063)    (1,622)     (58,998)     (20,958)     (25,430)
   Transfer between funds ..................          --       21,379     (28,393)    (3,759)       9,229       (1,761)       3,305
   Transfer of cost of insurance-- Note 3 ..    (342,731)    (209,606)    (11,113)    (3,562)     (46,890)     (31,027)     (40,533)
   Transfers-- other .......................         (99)         126         (23)        (3)         (47)        (103)         (49)
                                              ----------   ----------   ---------   --------   ----------    ---------   ----------
   Net increase/(decrease) from contract
     transactions ..........................     546,410      414,266     (17,290)     1,944       90,079        6,779       50,632
                                              ----------   ----------   ---------   --------   ----------    ---------   ----------
Total Increase/(Decrease) in Net Assets ....   2,216,264    1,699,833       2,870      3,705      193,992      134,665      181,199
   Net Assets at December 31, 1996 .........   6,196,445    3,496,560     266,300     35,532      924,364      627,364      846,325
                                              ----------   ----------   ---------   --------   ----------    ---------   ----------
   Net Assets at December 31, 1997 .........  $8,412,709   $5,196,393   $ 269,170   $ 39,237   $1,118,356    $ 762,029   $1,027,524
                                              ==========   ==========   =========   ========   ==========    =========   ==========


--------------------------------------------------------------------------------
                                     24 & 25
                       See notes to financial statements.

---------
Separate
Account C
---------
   1
---------

--------------------------------------------------------------------------------
The Guardian Separate Account C
---------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

----------------------
Note 1 -- Organization
----------------------

      The Guardian Separate Account C (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by The Guardian Insurance & Annuity Company, Inc. (GIAC) on August 10, 1988. GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). GIAC issues the annual premium variable life insurance policies offered through the Account. GIAC provides for variable accumulations and benefits under the policies by crediting the net premium payments to one or more investment divisions established within the Account as selected by the policyowner. The policyowner also has the ability to transfer his or her policy value among the investment divisions within the Account. The Account currently comprises six investment divisions which invest in shares of the following mutual funds: The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc.
(GBF), The Guardian Cash Fund, Inc. (GCF), Baillie Gifford International Fund
(BGIF), Value Line Centurion Fund, Inc. and Value Line Strategic Asset Management Trust (collectively, the Funds and individually, a Fund). However, a policyowner can only invest in up to four investment divisions.

      GSF, GBF and GCF each has an investment advisory agreement with Guardian Investor Services Corporation, a wholly owned subsidiary of GIAC. BGIF is managed by Guardian Baillie Gifford Ltd., a joint venture company formed by GIAC and Baillie Gifford Overseas Ltd.

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of GIAC. The assets of the Account will not be charged with any liabilities arising out of any other business conducted by GIAC, but the obligations of the Account, including the promise to make benefit payments, are obligations of GIAC.

      The change in net assets maintained in the Account provide the basis for the periodic determination of benefits under the policies. The net assets may not be less than the amount required under state insurance laws to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in GIAC's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

-----------------------------------------
Note 2 -- Significant Accounting Policies
-----------------------------------------

      The following is a summary of significant accounting policies of the Account.

Investments

      (a) Net proceeds from the sale of annual premium variable life insurance policies are invested by the Account's investment divisions in shares of the corresponding Funds at the net asset value of each Fund's shares. All distributions made by a Fund are reinvested in shares of the same Fund.

      (b) The market value of the investments in the Funds is based on the net asset value of the respective Funds as of their close of business on the valuation date.

      (c) Investment transactions are accounted for on the trade date and income is recorded on the ex-dividend date.

      (d) The cost of investments sold is determined on a first in, first out
(FIFO) basis.

Federal Income Taxes

      The operations of the Account are part of the operations of GIAC and, as such, are included in the


--------------------------------------------------------------------------------

                                                                       ---------
                                                                        Separate
                                                                       Account C
                                                                       ---------
                                                                           1
                                                                       ---------

combined tax return of GIAC. GIAC is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended.

      Under current tax law, no federal taxes are payable by GIAC with respect to the operations of the Account.
Purchases and Sales

      During the years ended December 31, 1997 and December 31, 1996, purchases and sales of shares of the Funds were as follows:


The Guardian Separate Account C        Purchases      Purchases       Sales        Sales
                                      December 31,   December 31,  December 31,  December 31,
                                          1997           1996          1997         1996
                                       ----------     ----------     --------     --------
The Guardian Stock Fund, Inc. ....     $1,351,858     $1,171,180     $362,720     $231,645
The Guardian Bond Fund, Inc. .....         68,021         67,808       71,403       29,174
The Guardian Cash Fund, Inc. .....         19,905         26,105       15,973       60,284
Baillie Gifford International Fund        327,517        410,261      180,076      132,884
Value Line Centurion Fund, Inc. ..        259,712        323,326      143,793      163,333
Value Line Strategic Asset
   Management Trust ..............        276,462        238,292      110,907       81,492
                                       ----------     ----------     --------     --------
   Total .........................     $2,303,475     $2,236,972     $884,872     $698,812
                                       ==========     ==========     ========     ========

--------------------------------------
Note 3 -- Administrative and Mortality
          and Expense Risk Charges
--------------------------------------

      GIAC assumes mortality and expense risk related to the operations of the Account. To cover these risks, GIAC deducts a daily charge from the net assets of the Account which, on an annual basis, is equal to a rate of .50% of the policy account value.

      In addition, GIAC makes a monthly charge for the cost of life insurance, based on the face value of the policyowner's insurance inforce, as compensation for the anticipated cost of paying death benefits.

      Under the terms of the policy, GIAC deducts charges from the gross premiums before transferring the net premiums (gross premiums less other contractual charges) to the Account. These other contractual charges consist of:

      a) a $50 annual policy fee;

      b) an administrative charge of $5 per $1,000 of the policy's face amount, assessed against the first premium only; and

      c) an annual state premium tax charge of approximately 2.5% of the basic premium.

      Currently, GIAC makes no charge against the Account for GIAC's federal income taxes. However, GIAC reserves the right to charge taxes attributable to the Account in the future.

      Under current laws, GIAC may incur state and local taxes in several states. At present, these taxes are not significant. In the event of a material change in applicable state or local tax laws, GIAC reserves the right to charge the Account for such taxes, if any, which are attributable to the Account.

      Note: In some instances the calculation of total assets may not agree due to rounding.


--------------------------------------------------------------------------------

---------
Separate
Account C
---------
   1
---------

--------------------------------------------------------------------------------
The Guardian Separate Account C
---------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Guardian Insurance & Annuity Company, Inc.
and the Policyowners of The Guardian Separate Account C, "Select Guard"

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the investment divisions relating to The Guardian Stock Fund, Inc., The Guardian Bond Fund, Inc., The Guardian Cash Fund, Inc., Baillie Gifford International Fund, Value Line Centurion Fund, Inc. and Value Line Strategic Asset Management Trust (constituting The Guardian Separate Account C, "Select Guard") at December 31, 1997, and the results of each of their operations for the year then ended and the changes in each of their net assets for each of the two years then ended, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the management of The Guardian Insurance & Annuity Company, Inc.; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the transfer agents of the underlying funds, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

New York, New York
February 13, 1998


--------------------------------------------------------------------------------

                                                                       ---------
                                                                        Separate
                                                                       Account C
                                                                       ---------
                                                                           1
                                                                       ---------

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------------
The Guardian
Stock Fund,
    Inc.
------------
     2
------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
---------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1997

----------------------
COMMON STOCKS -- 92.6%
----------------------

Shares                                                     Value
----------------------------------------------------------------
Aerospace and Defense -- 2.1%
     24,000 Alliant Techsystems, Inc.*               $ 1,338,000
     32,600 General Dynamics Corp.                     2,817,862
     77,025 Lockheed Martin Corp.                      7,586,962
    170,290 Northrop Grumman Corp.                    19,583,350
    201,750 Precision Castparts Corp.                 12,168,047
     95,800 Rockwell Int'l. Corp.                      5,005,550
     25,000 Sundstrand Corp.                           1,259,375
     40,000 Thiokol Corp.                              3,250,000
     53,000 TRW, Inc.                                  2,828,875
    168,100 United Technologies Corp.                 12,239,781
                                                     -----------
                                                      68,077,802
                                                     -----------`
Air Transportation -- 1.1%
     63,000 Alaska Air Group, Inc.*                    2,441,250
    143,000 AMR Corp., DE*                            18,375,500
     43,000 Comair Hldgs., Inc.*                       1,037,375
    151,000 Continental Airlines, Inc.*                7,266,875
     77,000 UAL Corp.*                                 7,122,500
                                                     -----------
                                                      36,243,500
                                                     -----------
Appliance and Furniture -- 0.6%
    115,000 Ethan Allen Interiors, Inc.                4,434,687
    174,000 Furniture Brands Int'l., Inc.*             3,567,000
     50,000 Hon Industries, Inc.                       2,950,000
     50,000 Knoll Corp.*                               1,606,250
     30,000 Leggett & Platt, Inc.                      1,256,250
    100,000 Herman Miller, Inc.                        5,456,250
                                                     -----------
                                                      19,270,437
                                                     -----------
Automotive Parts -- 0.9%
     38,000 Arvin Industries, Inc.                     1,265,875
     19,437 Autoliv, Inc.                                636,562
     37,500 Borg-Warner Automotive, Inc.               1,950,000
    131,000 Cooper Tire & Rubber Co.*                  3,193,125
     73,000 Cummins Engines, Inc.                      4,311,562
     84,000 Goodyear Tire & Rubber Co.                 5,344,500
     45,000 Kaydon Corp.                               1,468,125
    276,933 Meritor Automotive, Inc.                   5,832,901
     24,000 Modine Manufacturing Co.*                    819,000
    112,000 Timken Co.                                 3,850,000
     17,000 Tower Automotive, Inc.*                      715,062
                                                     -----------
                                                      29,386,712
                                                     -----------
Biotechnology -- 0.2%
     93,600 Amgen, Inc.                                5,066,100
                                                     -----------
Building Materials and Homebuilders -- 1.0%
     58,000 AK Steel Hldg. Corp.                       1,025,875
     18,000 Armstrong World Industries, Inc.           1,345,500
     33,000 Centex Construction Products, Inc.           994,125
     65,000 Fleetwood Enterprises, Inc.                2,758,437
     92,500 Lafarge Corp.                              2,734,531
     95,000 Lennar Corp.                               2,048,437
      9,400 Lone Star Industries, Inc.                   499,375
     79,650 Martin Marietta Materials, Inc.            2,912,203
    120,000 McGrath Rentcorp                           2,940,000
     24,000 Medusa Corp.                               1,003,500
     68,200 Sherwin-Williams Co.                       1,892,550
     62,000 Southdown, Inc.                            3,658,000
     65,000 USG Corp.*                                 3,185,000
     36,000 U.S. Home Corp.*                           1,413,000
      6,300 Valspar Corp.                                200,812
     45,700 Vulcan Materials Co.                       4,667,112
                                                     -----------
                                                      33,278,457
                                                     -----------
Chemicals -- 3.6%
     68,000 Albemarle Corp.                            1,623,500
    141,000 Cambrex Corp.                              6,486,000
     49,000 Carlisle Cos., Inc.                        2,094,750
    115,000 Crompton & Knowles Corp.*                  3,047,500
     51,000 Dexter Corp.                               2,202,562
    160,000 Dow Chemical Co.                          16,240,000
    798,000 E.I. Dupont de Nemours, Inc.              47,929,875
     81,100 Lubrizol Corp.                             2,990,562
    150,000 Millennium Chemicals, Inc.*                3,534,375
    113,500 Minnesota Mng. & Mfg. Co.                  9,314,094
    147,000 Morton Int'l., Inc.                        5,053,125
    102,000 PPG Industries, Inc.                       5,826,750
     40,000 Rohm & Haas Co.                            3,830,000
    150,900 Solutia, Inc.*                             4,027,144
     56,300 Union Carbide Corp.*                       2,435,537
                                                     -----------
                                                     116,635,774
                                                     -----------
Computer Software -- 2.3%
    134,400 Adobe Systems, Inc.                        5,544,000
    145,000 Autodesk, Inc.*                            5,365,000
     11,700 ChoicePoint, Inc.*                           558,675

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

                                                                    ------------
                                                                    The Guardian
                                                                     Stock Fund,
                                                                        Inc.
                                                                    ------------
                                                                         2
                                                                    ------------

--------------------------------------------------------------------------------

     Shares                                                Value
----------------------------------------------------------------

     27,000 DST Systems, Inc.*                       $ 1,152,562
      9,900 J.D. Edwards*                                292,050
    404,100 Microsoft Corp.*                          52,229,925
     52,000 Sterling Software, Inc.*                   2,132,000
    138,800 SunGuard Data Systems, Inc.*               4,302,800
     65,000 Symantec Corp.*                            1,425,937
     36,000 Wind River Systems, Inc.*                  1,428,750
                                                     -----------
                                                      74,431,699
                                                     -----------
Computer Systems -- 6.4%
    351,000 Compaq Computer Corp.                     19,809,562
     49,500 Diebold, Inc.                              2,505,937
     30,300 DII Group, Inc.*                             825,675
     57,500 Honeywell, Inc.                            3,938,750
    654,500 Int'l. Business Machines                  68,436,156
    478,200 Lexmark Int'l. Group, Inc.*               18,171,600
    246,000 Oracle Systems Corp.*                      5,488,875
    115,000 Pitney Bowes, Inc.                        10,342,812
    160,600 Quantum Corp.*                             3,222,037
     30,700 Sanmina Corp.*                             2,079,925
    174,000 SCI Systems, Inc.*                         7,579,875
     72,000 Smart Modular Technologies, Inc.*          1,656,000
    738,200 Storage Technology Corp.*                 45,722,262
     91,000 Stratus Computer, Inc.*                    3,440,937
    227,800 Sun Microsystems, Inc.*                    9,083,525
    247,800 Western Digital Corp.*                     3,980,287
                                                     -----------
                                                     206,284,215
                                                     -----------
Conglomerates -- 1.3%
    205,800 Allied Signal, Inc.                        8,013,337
    149,800 Loews Corp.                               15,897,525
    310,000 Textron, Inc.                             19,375,000
                                                     -----------
                                                      43,285,862
                                                     -----------
Containers-Metals and Plastic -- 0.1%
     37,000 Aptargroup, Inc.                           2,053,500
                                                     -----------
Cosmetics and Toiletries -- 0.1%
     21,600 Alberto-Culver Co.                           583,200
     60,800 Helen of Troy Ltd.*                          980,400
     43,000 Herbalife Int'l., Inc.                       917,332
                                                     -----------
                                                       2,480,932
                                                     -----------
Drugs and Hospitals -- 5.4%
    228,100 Abbott Laboratories                       14,954,806
    110,000 Acuson, Inc.*                              1,821,875
     99,660 Allegiance Corp.                           3,531,701
     31,300 C.R. Bard, Inc.*                             980,081
     44,200 Becton Dickinson & Co.                     2,210,000
    429,600 Bristol-Myers Squibb Corp.                40,650,900
     44,200 Columbia Healthcare Corp.*                 1,312,077
     25,000 Health Care & Retirement Co.*              1,006,250
     42,000 ICN Pharmaceuticals, Inc.                  2,050,125
     34,200 Integrated Health Svcs., Inc.              1,066,612
    205,696 Eli Lilly & Co., Inc.                     14,321,584
     56,300 Lincare Hldgs., Inc.*                      3,209,100
    209,700 Merck & Co., Inc.                         22,280,625
     81,300 Mylan Labs, Inc.                           1,702,219
     18,000 Patterson Dental Co.*                        814,500
    142,800 Pfizer, Inc.                              10,647,525
     26,000 Safeskin Corp.*                            1,475,500
    413,400 Schering-Plough Corp.                     25,682,475
     12,000 Unitrin, Inc.                                775,500
    354,000 Universal Health Services, Inc.*          17,832,750
     46,700 Warner-Lambert Co.                         5,790,800
     26,000 Wellpoint Health Networks, Inc.*           1,098,500
                                                     -----------
                                                     175,215,505
                                                     -----------
Electrical Equipment -- 3.9%
     94,600 Emerson Electric Co.                       5,338,987
  1,541,200 General Electric Co.                     113,085,550
     12,800 W.W. Grainger, Inc.                        1,244,000
     25,000 Hubbel, Inc.                               1,232,812
     13,000 Jabil Circuit, Inc.*                         516,750
     90,000 Raychem Corp.                              3,875,625
                                                     -----------
                                                     125,293,724
                                                     -----------
Electronics and Instruments -- 0.4%
     64,400 Analogic Corp.                             2,447,200
     84,400 Dynatech Corp.*                            3,956,250
     75,000 Fluke Corp.                                1,954,687
     60,000 Tektronix, Inc.                            2,381,250
     39,900 Texas Instruments, Inc.*                   1,792,859
                                                     -----------
                                                      12,532,246
                                                     -----------
Energy-Miscellaneous -- 0.4%
    192,500 Giant Industries, Inc.                     3,657,500
    237,430 Holly Corp.                                6,559,004

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

------------
The Guardian
Stock Fund,
    Inc.
------------
     2
------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
---------------------------------------

SCHEDULE OF INVESTMENTS (continued)
December 31, 1997

     Shares                                                Value
----------------------------------------------------------------

     84,000 Howell Corp.                             $ 1,454,250
                                                     -----------
                                                      11,670,754
                                                     -----------
Entertainment and Leisure -- 0.1%
     16,500 Anchor Gaming*                               919,875
     34,000 Harley-Davidson, Inc.                        930,750
                                                     -----------
                                                       1,850,625
                                                     -----------
Financial-Banks -- 12.1%
     20,000 Associated Bank Corp.                      1,102,500
    720,000 BankAmerica Corp.                         52,560,000
    172,011 Bank of Boston Corp.                      16,158,282
    130,000 Bank of New York, Inc.                     7,515,625
    146,000 Barnett Banks, Inc.                       10,493,750
     13,000 CCB Financial Corp.                        1,397,500
    434,468 Chase Manhattan Corp.                     47,574,246
    417,484 Citicorp                                  52,785,632
     81,000 City National Corp.                        2,991,938
     96,800 Comerica, Inc.                             8,736,200
     26,250 Commerce Bankshares, Inc.                  1,778,437
     30,000 Compass Bancshares, Inc.                   1,312,500
     20,000 Cullen Frost Bankers, Inc.                 1,213,750
    313,700 First Chicago NBD Corp.                   26,193,950
     19,900 First Empire State Corp.                   9,253,500
     60,000 First Merit Corp.                          1,702,500
    543,800 First Union Corp.                         27,869,750
    185,000 Fleet Financial Group, Inc.               13,863,437
     81,922 Hubco, Inc.                                3,205,197
     43,000 Imperial Bancorp*                          2,120,437
     70,000 KeyCorp                                    4,956,875
    197,000 Mellon Bank Corp.                         11,943,125
     87,796 National City Corp.                        5,772,587
    332,800 Nationsbank Corp.                         20,238,400
    270,120 Norwest Corp.                             10,433,385
     50,000 Premier Bancshares, Inc., GA               1,343,750
     79,500 Provident Financial Group, Inc.            3,855,750
    108,000 Star Banc Corp.                            6,196,500
    116,000 State Street Corp.                         6,749,750
    327,033 Summit Bancorp                            17,414,507
     49,500 Union BanCal Corp.*                        5,321,250
     23,000 U.S. Trust Corp.                           1,440,375
     21,500 Webster Financial Corp.                    1,429,750
     12,000 Westamerica Bancorp                        1,227,000
     72,000 Zions Bancorp                              3,267,000
                                                     -----------
                                                     391,419,135
                                                     -----------
Financial-Other -- 7.3%
    294,400 American Express Co.                      26,275,200
     75,000 Bear Stearns Cos., Inc.*                   3,562,500
     11,000 Community First Bankshares                   585,750
    102,000 Countrywide Credit Industries, Inc.        4,373,250
     11,600 Donaldson Lufkin & Jenrette*                 922,200
     21,666 Duff & Phelps Credit Rating Co.              880,181
    190,200 A.G. Edwards, Inc.                         7,560,450
    258,400 Federal Home Loan Mortgage Corp.          10,836,650
    434,600 Federal National Mortgage Assn.           24,799,362
     33,000 Fidelity National Financial, Inc.*         1,027,125
    144,000 Franklin Resources, Inc.                  12,519,000
    125,000 H & R Block, Inc.                          5,601,562
    338,000 Jefferies Group, Inc.                     13,836,875
     43,667 Legg Mason, Inc.                           2,442,604
    109,500 Lehman Brothers Hldgs., Inc.               5,584,500
    188,000 McDonald & Co. Investments, Inc.           5,334,500
    257,200 Merrill Lynch & Co., Inc.                 18,759,525
    384,075 Morgan Keegan, Inc.                        9,721,897
    180,100 Morgan Stanley Dean Witter                10,648,412
     22,000 ONBANCorp, Inc.                            1,551,000
     37,666 Pacific Crest Capital, Inc.*                 687,405
    175,000 Paine Webber Group, Inc.*                  6,048,438
    230,737 Raymond James Financial, Inc               9,157,375
     50,000 SLM Hldg. Corp.*                           6,956,250
    846,000 Travelers Group, Inc.                     45,578,250
                                                     -----------
                                                     235,250,261
                                                     -----------
Financial-Thrift -- 2.1%
     67,200 Astoria Financial Corp.                    3,746,400
    325,000 Bank Atlantic Bancorp, Inc.                5,371,563
     27,040 California Federal Bancorp, Inc.*            770,640
    163,170 Charter One Financial, Inc.               10,300,106
     73,500 CitFed Bancorp, Inc.                       2,866,500
     66,000 Coastal Bancorp, Inc.                      2,301,750
     20,000 Coast Savings Financial, Inc.*             1,371,250
    155,925 Commercial Federal Corp.                   5,545,083
    101,000 Dime Bancorp, Inc.*                        3,055,250
     40,000 Golden State Bancorp, Inc.*                1,495,000
     76,000 Greenpoint Financial Corp.                 5,514,750

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

                                                                    ------------
                                                                    The Guardian
                                                                     Stock Fund,
                                                                        Inc.
                                                                    ------------
                                                                         2
                                                                    ------------

--------------------------------------------------------------------------------

     Shares                                                Value
----------------------------------------------------------------
    124,000 Long Island Bancorp, Inc.                $ 6,153,500
     29,452 MAF Bancorp, Inc.                          1,041,865
    123,543 Progressive Bank, Inc.                     4,725,520
    634,129 Sovereign Bancorp, Inc.                   13,158,177
                                                     -----------
                                                      67,417,354
                                                     -----------
Food, Beverage and Tobacco -- 2.2%
    204,000 Campbell Soup Co.                         11,857,500
     58,900 CKE Restaurants, Inc.                      2,481,163
    187,200 ConAgra, Inc.                              6,142,500
     71,000 Dean Foods Co.                             4,224,500
     53,744 Earthgrains Co.                            2,525,968
     86,000 Fortune Brands, Inc.                       3,187,375
     56,000 Hershey Foods Corp.                        3,468,500
     35,000 Hormel Foods Corp.                         1,146,250
    142,000 Interstate Bakeries Corp.                  5,307,250
    493,600 Philip Morris Cos., Inc.                  22,366,250
     18,100 Ralston-Purina Group                       1,682,169
     18,000 Schweitzer-Mauduit Int'l., Inc.              670,500
     38,000 Smithfield Foods, Inc.*                    1,254,000
     74,300 Unilever NV                                4,639,106
                                                     -----------
                                                      70,953,031
                                                     -----------
Footwear -- 0.3%
     81,200 Footstar, Inc.*                            2,182,250
     49,000 Payless ShoeSource, Inc.*                  3,289,125
    147,700 Reebok Int'l. Ltd.*                        4,255,606
     64,000 Stride Rite Corp.*                           768,000
                                                     -----------
                                                      10,494,981
                                                     -----------
Household Products -- 0.8%
    105,000 Dial Corp.                                 2,185,313
    249,800 Procter & Gamble Co.                      19,937,163
    200,000 Tupperware Corp.                           5,575,000
                                                     -----------
                                                      27,697,476
                                                     -----------
Insurance -- 6.8%
     37,500 Allied Group, Inc.                         1,073,438
    382,300 Allstate Corp.                            34,741,513
     76,000 AMBAC Financial Group, Inc.                3,496,000
    198,000 Amer. Bankers Ins. Group, Inc.             9,095,625
     30,000 W.R. Berkley Corp.*                        1,316,250
     46,000 Chubb Corp.                                3,478,750
     74,100 Cigna Corp.                               12,823,931
     60,000 CMAC Investment Corp.                      3,622,500
     18,000 Enhance Financial Svcs. Group, Inc.        1,071,000
    130,000 Equitable Cos., Inc.*                      6,467,500
     98,000 Everest Reinsurance Hldgs.                 4,042,500
     66,700 Executive Risk, Inc.                       4,656,494
     42,000 Financial Sec. Assur. Hldgs. Ltd.          2,026,500
     40,000 Fremont General Corp.                      2,190,000
     78,000 Frontier Insurance Group, Inc.             1,784,250
     66,300 General RE Corp.                          14,055,600
     81,900 Hartford Financial Svcs. Group, Inc.       7,662,769
    150,000 Horace Mann Educators Corp.                4,265,625
     36,000 Jefferson Pilot Corp.                      2,803,500
    103,270 Liberty Financial Cos., Inc.               3,898,443
    132,000 Lincoln National Corp., Inc.              10,312,500
    181,400 Marsh & McLennan Cos., Inc.               13,525,638
     50,600 MBIA, Inc.                                 3,380,713
     30,000 Mercury General Corp.                      1,657,500
    315,000 MGIC Investment Corp.                     20,947,500
     21,000 NAC RE Corp.                               1,025,063
     40,000 Ohio Casualty Corp.                        1,785,000
    118,000 Old Republic Int'l. Corp.                  4,388,125
     33,000 Orion Capital Corp.                        1,532,438
     84,371 ReliaStar Financial Group                  3,475,030
     97,800 St. Paul Cos., Inc.*                       8,025,713
    108,000 State Auto Financial Corp.                 3,483,000
    162,000 SunAmerica, Inc.                           6,925,500
     88,000 Torchmark, Inc.                            3,701,500
     60,000 Travelers Ppty. Casualty Corp.             2,640,000
    225,000 USF&G Corp.*                               4,964,063
     35,000 Vesta Insurance Group, Inc.*               2,078,125
                                                     -----------
                                                     218,419,596
                                                     -----------
Lodging -- 0.2%
    238,000 Prime Hospitality Corp.*                   4,849,250
     17,000 Promus Hotel Corp.*                          714,000
                                                     -----------
                                                       5,563,250
                                                     -----------
Machinery and Equipment -- 2.1%
     68,000 AAR Corp.                                  2,635,000
     25,000 Applied Power, Inc.                        1,725,000
     58,000 Case Corp.                                 3,505,375
    297,600 Caterpillar, Inc.                         14,452,200
     91,400 Deere & Co.                                5,329,763

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

------------
The Guardian
Stock Fund,
    Inc.
------------
     2
------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
---------------------------------------

SCHEDULE OF INVESTMENTS (continued)
December 31, 1997

     Shares                                                Value
----------------------------------------------------------------
    250,000 Dover Corp.                              $ 9,031,250
     95,000 Eaton Corp.                                8,478,750
     79,900 Illinois Tool Works, Inc.                  4,803,988
     53,000 Kennametal, Inc.                           2,746,063
     99,100 Parker Hannifin Corp.*                     4,546,213
     50,000 Robbins & Myers, Inc.                      1,981,250
     25,000 SPX Corp.*                                 1,725,000
     54,000 Texas Industries, Inc.                     2,430,000
     63,000 Universal Corp., VA                        2,590,875
     65,000 US Industries, Inc.                        1,958,125
                                                     -----------
                                                      67,938,852
                                                     -----------
Merchandising-Department Stores -- 1.4%
    110,000 Carson Pirie Scott & Co.*                  5,513,750
     61,000 Dayton Hudson Corp.                        4,117,500
    125,000 Federated Department Stores, Inc.*         5,382,813
    215,000 Fred Meyer, Inc., DE*                      7,820,625
     38,000 MacFrugals Bargains Closeouts*             1,562,750
     87,000 Shopko Stores, Inc.*                       1,892,250
     20,000 Stein Mart, Inc.*                            535,000
    138,400 TJX Cos., Inc.                             4,757,500
    321,000 Wal-Mart Stores, Inc.                     12,659,438
                                                     -----------
                                                      44,241,626
                                                     -----------
Merchandising-Drugs -- 0.2%
     50,250 Arbor Drugs, Inc.                            929,625
     50,000 Bergen Brunswig Corp.                      2,106,250
     37,000 General Nutrition Cos., Inc.*              1,258,000
    110,000 Walgreen Co.                               3,451,250
                                                     -----------
                                                       7,745,125
                                                     -----------
Merchandising-Food -- 0.6%
     60,000 Fleming Cos., Inc.*                          806,250
    188,995 Safeway, Inc.*                            11,953,934
     20,000 Suiza Foods Corp.*                         1,191,250
    113,000 Supervalu, Inc.                            4,731,875
                                                     -----------
                                                      18,683,309
                                                     -----------
Merchandising-Mass -- 0.1%
     43,500 Brylane, Inc.*                             2,142,375
     20,000 Lands End, Inc.*                             701,250
                                                     -----------
                                                       2,843,625
                                                     -----------
Merchandising-Special -- 1.5%
     34,000 Barnes & Noble, Inc.*                      1,134,750
     69,000 BJ's Wholesale Club, Inc.*                 2,164,875
    107,400 Burlington Coat Factory*                   1,765,388
     70,000 Claire's Stores, Inc.                      1,360,625
     70,736 CVS Corp.                                  4,531,525
     71,000 The Dress Barn*                            2,014,625
    360,000 GAP, Inc.                                 12,757,500
     35,000 Homebase, Inc.*                              275,625
    137,160 Host Marriott Services Corp.*              2,040,255
    135,000 Pier 1 Imports, Inc.                       3,054,375
     46,000 Proffitts, Inc.*                           1,308,125
    159,000 Ross Stores, Inc.                          5,783,625
    250,000 Tandy Corp.                                9,640,625
     42,500 Tiffany & Co., Inc.                        1,532,656
                                                     -----------
                                                      49,364,574
                                                     -----------
Metals-Miscellaneous -- 0.2%
     70,700 Alumax, Inc.*                              2,403,800
     24,800 Aluminum Co. of America*                   1,746,506
     54,000 Titanium Metals Corp.*                     1,559,250
                                                     -----------
                                                       5,709,556
                                                     -----------
Miscellaneous-Capital Goods -- 0.3%
     69,000 Aeroquip-Vickers, Inc.*                    3,385,313
    100,000 Tidewater, Inc.                            5,512,500
                                                     -----------
                                                       8,897,813
                                                     -----------
Miscellaneous-Consumer Growth Staples -- 0.7%
     70,000 American Greetings Corp.                   2,738,750
     93,100 Cognizant Corp.                            4,148,769
     86,500 Deluxe Corp.*                              2,984,250
     52,500 Interpublic Group Cos., Inc.               2,615,156
    110,000 A.C. Nielsen Corp.*                        2,681,250
    190,000 Valassis Communications, Inc.*             7,030,000
                                                     -----------
                                                      22,198,175
                                                     -----------
Natural Gas-Diversified -- 0.2%
    267,600 Mitchell Energy & Dev. Corp.               7,793,850
                                                     -----------
Oil and Gas Producing -- 3.6%
    294,000 Apache Corp.                              10,308,375
    148,000 Barrett Resources Corp.*                   4,477,000
    205,000 Basin Exploration, Inc.*                   3,638,750
    280,400 Tom Brown, Inc.*                           5,397,700
     64,300 Callon Petroleum Co.*                      1,046,884
    304,000 Chieftain Int'l., Inc.*                    6,460,000

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

                                                                    ------------
                                                                    The Guardian
                                                                     Stock Fund,
                                                                        Inc.
                                                                    ------------
                                                                         2
                                                                    ------------

--------------------------------------------------------------------------------

     Shares                                                Value
----------------------------------------------------------------
    247,000 Devon Energy Corp.                       $ 9,509,500
    163,600 Diamond Offshore Drilling, Inc.            7,873,250
    238,288 EEX Corp.*                                 2,159,485
    228,100 Enron Oil and Gas Co.                      4,832,869
     61,900 Forcenergy Gas Exploration, Inc.*          1,621,006
    151,200 Meridian Resource Corp.*                   1,445,850
    750,900 Petromet Resources Ltd.*                   1,642,594
     45,900 Petsec Energy Ltd.*                          631,125
    137,600 Pogo Producing Co.                         4,059,200
     95,000 Pride Int'l., Inc.*                        2,398,750
  1,160,000 Ranger Oil Ltd.                            7,975,000
    650,700 Rigel Energy Corp.*                        5,327,606
    325,100 St. Mary Land & Exploration Co.           11,378,500
    487,520 Seagull Energy Corp.*                     10,055,100
     60,700 Snyder Oil Corp.                           1,107,775
    100,000 USX Marathon Group                         3,375,000
    152,100 Vastar Resources, Inc.*                    5,437,575
    107,000 Vintage Petroleum, Inc.                    2,033,000
    451,300 Wainoco Oil Ltd.*                          3,582,194
                                                     -----------
                                                     117,774,088
                                                     -----------
Oil and Gas Services -- 4.0%
     75,000 BJ Services Co.*                           5,395,313
     86,090 Camco Int'l., Inc.                         5,482,857
     58,400 Cliffs Drilling Co.*                       2,912,700
     70,000 Cooper Cameron Corp.*                      4,270,000
    148,000 ENSCO Int'l., Inc.                         4,958,000
    190,400 Halliburton Co.                            9,888,900
     30,276 Halter Marine Group, Inc.*                   874,220
    376,800 Input/Output, Inc.*                       11,186,250
     55,000 Lone Star Technologies, Inc.*              1,560,625
    521,000 Nabors Industries, Inc.*                  16,378,938
    360,000 Noble Drilling Corp.*                     11,025,000
    189,300 Offshore Logistics, Inc.*                  4,046,288
    339,400 Schlumberger Ltd.                         27,321,700
    125,000 Smith Int'l., Inc.*                        7,671,875
     52,000 Transocean Offshore, Inc.                  2,505,750
    235,400 Varco Int'l., Inc.*                        5,046,388
     30,000 Veritas DGC, Inc.*                         1,185,000
    118,000 Weatherford Enterra, Inc.*                 5,162,500
    100,000 Willbros Group, Inc.*                      1,500,000
                                                     -----------
                                                     128,372,304
                                                     -----------
Oil-Integrated-Domestic -- 1.7%
    247,600 Amoco Corp.                               21,076,950
    114,600 Atlantic Richfield Co.                     9,182,325
    185,000 Murphy Oil Corp.                          10,024,688
    142,000 Sun, Inc.*                                 5,972,875
    460,500 Tesoro Petroleum, Inc.*                    7,137,750
                                                     -----------
                                                      53,394,588
                                                     -----------
Oil-Integrated-International -- 6.0%
    228,800 Chevron Corp.                             17,617,600
  1,539,800 Exxon Corp.                               94,216,513
    529,800 Mobil Corp.                               38,244,938
    578,500 Royal Dutch Petroleum Co.                 31,347,469
    226,800 Texaco, Inc.                              12,332,250
                                                     -----------
                                                     193,758,770
                                                     -----------
Paper and Forest Products -- 0.8%
     52,857 Deltic Timber Corp.                        1,446,960
    548,000 Rayonier, Inc.                            23,324,250
                                                     -----------
                                                      24,771,210
                                                     -----------
Publishing-News -- 0.7%
     35,100 Central Newspapers, Inc.                   2,595,206
    133,400 Gannett Co., Inc.                          8,245,788
     74,100 Harte-Hanks Communications                 2,750,963
     27,000 Houghton Mifflin Co.                       1,036,125
     80,000 New York Times Co.                         5,290,000
      6,700 Washington Post Co.                        3,259,550
                                                     -----------
                                                      23,177,632
                                                     -----------
Railroads -- 0.7%
     47,949 Burlington Northern Santa Fe               4,456,260
    109,000 Kansas City Southern Inds., Inc.           3,460,750
    216,600 Norfolk Southern Corp.                     6,673,988
    107,900 Union Pacific Corp.                        6,737,006
                                                     -----------
                                                      21,328,004
                                                     -----------
Real Estate -- 0.1%
     95,000 LNR Property Corp.                         2,244,375
                                                     -----------
Semiconductor -- 0.3%
     41,000 ADE Corp.*                                   717,500
     80,000 Dallas Semiconductor Corp.                 3,260,000
    200,000 National Semiconductor Corp.*              5,187,500
     42,000 Unitrode Corp.*                              903,000

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

------------
The Guardian
Stock Fund,
    Inc.
------------
     2
------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
---------------------------------------

SCHEDULE OF INVESTMENTS (continued)
December 31, 1997

     Shares                                                Value
----------------------------------------------------------------

     43,000 VLSI Technology, Inc.*                   $ 1,015,875
                                                   -------------
                                                      11,083,875
                                                   -------------
Textile-Apparel and Production -- 0.8%
     70,000 Burlington Industries, Inc.*                 966,875
     98,000 Jones Apparel Group, Inc.*                 4,214,000
     29,000 Kellwood Co.*                                870,000
    129,000 Liz Claiborne, Inc.                        5,393,813
     37,500 Nautica Enterprises, Inc.*                   871,875
     15,000 St. John Knits, Inc.                         600,000
    115,000 Unifi, Inc.                                4,679,063
    148,000 V.F. Corp.                                 6,798,750
     29,200 Westpoint Stevens, Inc.*                   1,379,700
                                                   -------------
                                                      25,774,076
                                                   -------------
Transportation-Miscellaneous -- 0.6%
     96,000 Airborne Freight Corp.                     5,964,000
     33,000 Air Express Int'l. Corp.*                  1,006,500
     37,000 Alexander & Baldwin, Inc.*                 1,010,563
     22,000 Expeditors Int'l. Wash., Inc.                847,000
     54,000 GATX Corp.                                 3,918,375
    376,700 Maritrans, Inc.                            3,672,825
     58,000 Trinity Industries, Inc.                   2,588,250
                                                   -------------
                                                      19,007,513
                                                   -------------
Truckers -- 0.3%
     25,000 Arnold Industries, Inc.                      431,250
     32,100 FRP Pptys., Inc.*                          1,007,138
     25,000 Roadway Express, Inc.                        553,125
     33,000 Rollins Truck Leasing Corp.                  589,875
     25,000 Swift Transportation, Inc.*                  809,375
     60,000 U.S. Freightways Corp.                     1,950,000
     45,000 Werner Enterprises, Inc.                     922,500
    105,000 Yellow Corp.*                              2,638,125
                                                   -------------
                                                       8,901,388
                                                   -------------
Utilities-Electric -- 0.9%
     22,700 Central LA Electric Co.*                     734,913
     76,740 Duke Energy Co.                            4,249,478
    135,000 Florida Progress Corp.*                    5,298,750
    160,000 FPL Group, Inc.                            9,470,000
     56,500 IPALCO Enterprises                         2,369,469
     26,000 KU Energy Corp.                            1,020,500
      7,000 Minnesota Power & Light Co. *                304,938
     40,000 New Century Energies, Inc.                 1,917,500
     29,000 NIPSCO Industries, Inc.                    1,433,688
     96,300 Texas Utilities Co.                        4,002,469
                                                   -------------
                                                      30,801,705
                                                   -------------
Utilities-Gas and Pipeline -- 0.2%
      5,100 Indiana Energy, Inc.*                        167,981
     45,000 KN Energy, Inc.                            2,430,000
     79,800 New York State E&G Corp.*                  2,832,900
     26,300 NICOR, Inc.                                1,109,531
                                                   -------------
                                                       6,540,412
                                                   -------------
Utilities-Telecommunications -- 2.9%
     29,000 Aliant Communications, Inc.                  909,875
    438,000 Ameritech Corp.                           35,259,000
    241,900 Bay Networks, Inc.*                        6,183,569
     82,204 Bell Atlantic Corp.                        7,480,565
    423,200 Bellsouth Corp.                           23,831,450
     29,000 Harris Corp., DE                           1,330,375
    191,000 SBC Communications, Inc.                  13,990,750
    150,000 WorldCom, Inc.*                            4,550,150
                                                   -------------
                                                      93,535,734
                                                   -------------
TOTAL COMMON STOCKS
     (Cost $2,043,457,680)                         2,986,155,107
                                                   -------------

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

                                                                    ------------
                                                                    The Guardian
                                                                     Stock Fund,
                                                                        Inc.
                                                                    ------------
                                                                         2
                                                                    ------------

--------------------------------------------------------------------------------

----------------------------
REPURCHASE AGREEMENT -- 7.4%
----------------------------
 Principal
   Amount                                                  Value
----------------------------------------------------------------

$239,782,000 Goldman Sachs Group, LP
             repurchase agreement,
             dated 12/31/97, maturity
             value $239,861,927
             at 6.00%, due 1/2/98
             (collateralized by
             $244,695,000 U.S.
             Treasury Notes,
             6.125%, due 12/31/01)                $  239,782,000
                                                  --------------
TOTAL REPURCHASE AGREEMENT
  (Cost $239,782,000)                                239,782,000
                                                  --------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $2,283,239,680)                            3,225,937,107

LIABILITIES IN EXCESS OF
  CASH, RECEIVABLES
  AND OTHER ASSETS -- (0.0%)                          (3,750,262)
                                                  --------------
NET ASSETS -- 100.00%                             $3,222,186,845
                                                  ==============

                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

----------------
 The Guardian
Stock Fund,Inc.
----------------
      2
----------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1997

ASSETS:
  Investments, at identified cost*                $2,283,239,680
                                                  ==============

  Investments, at market                           2,986,155,107
  Repurchase agreement                               239,782,000
                                                  --------------
  TOTAL INVESTMENTS                                3,225,937,107

  Cash                                                       683
  Receivable for securities sold                      25,827,847
  Dividends receivable                                 3,018,922
  Receivable for fund shares sold                      1,743,539
  Interest receivable                                     40,004
                                                  --------------
  TOTAL ASSETS                                     3,256,568,102
                                                  --------------
LIABILITIES:
  Payable for securities purchased                    26,459,564
  Payable for fund shares redeemed                     3,539,469
  Accrued expenses                                       316,955
  Due to affiliates                                    4,065,269
                                                  --------------
  TOTAL LIABILITIES                                   34,381,257
                                                  --------------
    NET ASSETS                                    $3,222,186,845
                                                  ==============
COMPONENTS OF NET ASSETS:
  Capital stock, at par                            $   6,996,855
  Additional  paid-in capital                      2,178,293,026
  Undistributed net investment income                    298,413
  Accumulated net realized gain on investments        93,901,124
  Net unrealized appreciation of investments         942,697,427
                                                  --------------
    NET ASSETS                                    $3,222,186,845
                                                  ==============

  Shares Outstanding -- $0.10 par value               69,968,553
                                                  --------------
NET ASSET VALUE PER SHARE                         $        46.05
                                                  ==============
* Includes repurchase agreement.

STATEMENT OF OPERATIONS
Year Ended
December 31, 1997

Investment Income:
  Dividends                                       $   38,097,129
  Interest                                             8,826,326
  Less: Foreign tax withheld                            (226,317)
                                                  --------------
  Total Income                                        46,697,138
                                                  --------------
Expenses:
  Investment advisory fees -- Note B                  13,778,322
  Custodian fees                                         327,608
  Registration fees                                      112,000
  Printing expense                                        66,200
  Audit fees                                              17,500
  Insurance expense                                       15,509
  Directors' fees -- Note B                               12,500
  Legal fees                                               5,600
  Transfer agent fees                                      3,300
  Other                                                      700
                                                  --------------
  Total Expenses                                      14,339,239
                                                  --------------

  Net Investment Income                               32,357,899
                                                  --------------
Realized and Unrealized Gain/(Loss)
  on Investments -- Note F
  Net realized gain on investments                   392,500,062
  Net change in unrealized appreciation
    of investments                                   391,861,332
                                                  --------------
Net Realized and Unrealized Gain
  on Investments                                     784,361,394
                                                  --------------
Net Increase in Net Assets
  from Operations                                 $  816,719,293
                                                  ==============

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                ----------------
                                                                  The Guardian
                                                                 Stock Fund,Inc.
                                                                ----------------
                                                                       2
                                                                ----------------
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                     Year Ended December 31,
                                                                    1997              1996
                                                                 --------------   -------------
INCREASE IN NET ASSETS
  From Operations:
   Net investment income                                      $    32,357,899   $    27,147,649
   Net realized gain on investments                               392,500,062       222,958,266
   Net change in unrealized appreciation of investments           391,861,332       203,188,926
                                                              ---------------   ---------------
      Net Increase in Net Assets from Operations                  816,719,293       453,294,841
                                                              ---------------   ---------------

Dividends and Distributions to Shareholders from:
   Net investment income                                          (32,059,486)      (27,352,727)
   Net realized gain on investments                              (344,492,912)     (243,546,609)
                                                               ---------------   ---------------
      Total Dividends and Distributions to Shareholders          (376,552,398)     (270,899,336)
                                                               ---------------   ---------------
From Capital Share Transactions:
   Net increase in net assets from capital share
     transactions -- Note G                                       555,292,020       429,061,626
                                                              ---------------   ---------------
     Net Increase in Net Assets                                   995,458,915       611,457,131

Net Assets:
   Beginning of year                                            2,226,727,930     1,615,270,799
                                                              ---------------   ---------------
   End of year*                                               $ 3,222,186,845   $ 2,226,727,930
                                                              ===============   ===============

* Includes undistributed net investment income of:            $       298,413   $            --


                        See notes to financial statements

-------------------------------------------------------------------------------

---------------
 The Guardian
Stock Fund,Inc.
---------------
      2
---------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, Inc.
-----------------------------

FINANCIAL HIGHLIGHTS
Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                        Year Ended December 31,
                               -----------------------------------------------------------------------------------------------------
                                     1997          1996          1995          1994        1993        1992       1991        1990
                               -----------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year .........  $    38.59    $    34.72    $    27.33    $    29.00    $  25.52    $  23.28   $  17.85    $  21.39
                               ----------    ----------    ----------    ----------    --------    --------   --------    --------
Income from investment
  operations
  Net investment
    income ..................        0.52          0.53          0.44          0.40        0.58        0.48       0.63        0.69
  Net realized and
    unrealized gain/
    (loss) on investments ...       12.97          8.62          9.01         (0.77)       4.47        3.97       5.74       (3.13)
                               ----------    ----------    ----------    ----------    --------    --------   --------    --------
 Net increase/
  (decrease) from
  investment operations .....       13.49          9.15          9.45         (0.37)       5.05        4.45       6.37       (2.44)
                               ----------    ----------    ----------    ----------    --------    --------   --------    --------
Dividends and Distributions
  to Shareholders from:
  Net investment income .....       (0.52)        (0.54)        (0.44)        (0.40)      (0.59)      (0.48)     (0.64)      (0.71)
  Net realized gain .........       (5.51)        (4.74)        (1.62)        (0.90)      (0.98)      (1.73)     (0.30)      (0.39)
                               ----------    ----------    ----------    ----------    --------    --------   --------    --------
Total dividends and
  distributions .............       (6.03)        (5.28)        (2.06)        (1.30)      (1.57)      (2.21)     (0.94)      (1.10)
                               ----------    ----------    ----------    ----------    --------    --------   --------    --------
Net asset value, end of
  year ......................  $    46.05    $    38.59    $    34.72    $    27.33    $  29.00    $  25.52   $  23.28    $  17.85
                               ----------    ----------    ----------    ----------    --------    --------   --------    --------
Total return* ...............       35.58%        26.90%        34.65%        (1.27)      19.96%      20.07%     35.96%     (11.85)%
                               ----------    ----------    ----------    ----------    --------    --------   --------    --------
Ratios/supplemental data:
  Net assets, end of year
    (000's omitted) .........  $3,222,187    $2,226,728    $1,615,271    $1,038,991    $869,114    $537,354   $380,962    $256,039
  Ratio of expenses to
    average net assets ......        0.52%         0.53%         0.53%         0.53%       0.54%       0.55%      0.56%       0.57%
  Ratio of net invest-
    ment income to
    average net assets ......        1.17%         1.50%         1.39%         1.49%       2.20%       2.14%      3.07%       3.66%
  Portfolio turnover
    rate ....................          51%           66%           78%           53%         45%         62%        51%         54%
  Average rate of
    commissions paid(a) .....  $   0.0457    $   0.0469

                              Year Ended December 31,
                              -----------------------
                                   1989        1988
                              -----------------------
Net asset value,
  beginning of year .........  $  19.18    $  16.35
                               --------    --------
Income from investment
  operations
  Net investment
    income ..................      0.84        0.52
  Net realized and
    unrealized gain/
    (loss) on investments ...      3.61        2.80
                               --------    --------
 Net increase/
  (decrease) from
  investment operations .....      4.45        3.32
                               --------    --------
Dividends and Distributions
  to Shareholders from:
  Net investment income .....     (0.90)      (0.49)
  Net realized gain .........     (1.34)         --
                               --------    --------
Total dividends and
  distributions .............     (2.24)      (0.49)
                               --------    --------
Net asset value, end of
  year ......................  $  21.39    $  19.18
                               --------    --------
Total return* ...............     23.55%      20.37%
                               --------    --------
Ratios/supplemental data:
  Net assets, end of year
    (000's omitted) .........  $269,950    $172,900
  Ratio of expenses to
    average net assets ......      0.57%       0.61%
  Ratio of net invest-
    ment income to
    average net assets ......      4.13%       2.88%
  Portfolio turnover
    rate ....................        38%         71%
  Average rate of
    commissions paid(a) .....

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(a) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                       See notes to financial statements.

--------------------------------------------------------------------------------

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--------------
 The Guardian
Bond Fund,Inc.
--------------
      3
--------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
December 31, 1997

---------------------
ASSET BACKED -- 12.6%
---------------------

Principal
  Amount                                              Value
--------------------------------------------------------------
$ 2,700,000      Amresco 1997 -- 1 M1F
                   7.42% due 3/25/27              $  2,744,280
  4,000,000      Bear Asset Trust 1997-1 A
                   6.682% due 2/15/06                4,010,000
  4,000,000      California Infrastructure
                   Dev. PG & E 97-1 A7
                   6.42% due 9/25/08                 4,038,800
  4,000,000      California Infrastructure
                   Dev. SCE 97-1 A6
                   6.38% due 9/25/08                 4,027,600
  3,500,000      Deutsche Financial 1997-1 A2
                   6.55% due 9/15/27                 3,507,700
  4,000,000      Federal Home Loan
                   Mtg. Corp. T-9 A4
                   6.78% due 3/25/17                 4,002,800
  5,160,000      Green Tree 1997-E HEM1
                   7.28% due 1/15/29                 5,184,252
  2,971,622      Green Tree Recreational 1997-B A1
                   6.55% due 7/15/28                 3,063,485
  3,900,000      Premier Auto Tr. 1997-2 B
                   6.53% due 12/6/03                 3,921,918
  6,250,000      UCFC Loan Tr. 1997-D A6
                   7.095% due 4/15/27                6,297,500
  4,000,000      Vanderbilt Mtg. 1997-C 1A4
                   6.92% due 10/7/12                 4,040,000
                                                  ------------
TOTAL ASSET BACKED
  (Cost $44,559,554)                                44,838,335
                                                  ------------

-------------------------
CORPORATE  BONDS -- 20.5%
-------------------------
Energy-Miscellaneous -- 0.7%
$ 2,500,000      Consumers Energy Co.
                   7.50% due 6/1/02               $  2,532,475
                                                  ------------
Financial-Other -- 6.0%
  2,000,000      Bear Stearns Cos., Inc.
                   6.625% due 10/1/04                2,006,480
  9,500,000      Lehman Brothers, Inc.
                   6.92% due 10/4/99                 9,597,850
  3,500,000      Salomon, Inc.
                   6.65% due 7/15/01                 3,529,540
  6,000,000      Salomon, Inc.
                   6.625% due 11/30/00               6,055,980
                                                  ------------
                                                    21,189,850
                                                  ------------
Insurance -- 1.1%
  3,500,000      Zurich Capital Tr.+
                   8.376% due 6/1/37                 3,814,020
                                                  ------------
Machinery and Construction -- 1.1%
  4,000,000      McDermott Int'l., Inc.
                   6.57% due 4/20/98                 4,000,520
                                                  ------------
Merchandising-Mass -- 1.0%
  3,400,000      Wal Mart Stores, Inc.
                   8.75% due 12/29/06                3,484,490
                                                  ------------
Miscellaneous-Capital Goods -- 1.4%
  5,000,000      Ikon Capital, Inc.
                   6.73% due 6/15/01                 5,063,750
                                                  ------------
Oil-Integrated-International -- 0.7%
  3,500,000      LG Caltex Oil Corp.+
                   7.50% due 7/15/07                 2,521,050
                                                  ------------
Railroads -- 2.0%
  3,100,000      Burlington Northern Santa Fe
                   6.875% due 12/1/27                3,111,191
  3,500,000      Norfolk Southern Corp.
                   7.80% due 5/15/27                 3,934,140
                                                  ------------
                                                     7,045,331
                                                  ------------
Telecommunications -- 3.3%
  4,000,000      TCI Communications, Inc.
                   8.75% due 8/1/15                  4,635,960
  7,000,000      TCI Communications, Inc.
                   7.25% due 6/15/99                 7,080,290
                                                  ------------
                                                    11,716,250
                                                  ------------
Tobacco -- 1.2%
  4,000,000      Philip Morris Cos., Inc.
                   7.50% due 4/1/04                  4,189,080
                                                  ------------


                       See notes to financial statements.

+ Rule 144A restricted security.

--------------------------------------------------------------------------------

                                                                  --------------
                                                                   The Guardian
                                                                  Bond Fund,Inc.
                                                                  --------------
                                                                        3
                                                                  --------------
--------------------------------------------------------------------------------

Principal
  Amount                                              Value
--------------------------------------------------------------
Utilities-Gas and Pipeline -- 2.0%
$ 3,500,000      Tennessee Gas Pipeline Co.
                   7.50% due 4/1/17               $  3,730,510
  3,500,000      TransCanada Pipelines Ltd.
                   7.06% due 10/14/25                3,556,945
                                                  ------------
                                                     7,287,455
                                                  ------------
TOTAL CORPORATE BONDS
  (Cost $72,314,479)                                72,844,271
                                                  ------------
------------------------------
MORTGAGE PASS-THROUGHS -- 7.8%
------------------------------
$22,050,000      FNMA TBA
                   7.00% due 1/1/28 (a)           $ 22,213,170
  1,805,510      FHLMC Pool #E54124
                   7.00% due 8/1/08                  1,844,743
    502,703      FNMA Pool #068106
                   8.50% due 8/1/09                    525,510
    877,341      FNMA Pool #068772
                   8.00% due 6/1/08                    912,900
     10,054      FNMA Pool #072923
                   8.25% due 1/1/09                     10,469
  2,100,000      GNMA TBA
                   7.00% due 1/1/28                  2,117,934
      4,855      GNMA Pool #000375
                   11.50% due 7/20/00                    5,108
                                                  ------------
TOTAL MORTGAGE PASS-THROUGHS
  (Cost $27,341,069)                                27,629,834
                                                  ------------
-----------------------
COLLATERALIZED MORTGAGE
  OBLIGATIONS -- 4.2%
-----------------------
$ 5,000,000      Federal Home Loan Mtg. Corp.
                   1998 EB 7.00% due 1/15/25      $  5,019,000
  4,000,000      Federal National Mortgage Assn.
                   1995-13C 6.50% due 10/25/08       3,980,000
  5,887,372      GE Capital Mortgage Svcs., Inc.
                   1996-3A7 7.00% due 3/25/26        5,897,381
                                                  ------------
TOTAL COLLATERALIZED MORTGAGE
  OBLIGATIONS
  (Cost $14,765,717)                                14,896,381
                                                  ------------
----------------------
US GOVERNMENT -- 50.3%
----------------------
$20,000,000      US Treasury Bonds
                   6.625% due 2/15/27             $ 21,712,400
  7,150,000      US Treasury Bonds
                   6.375%  due 8/15/27               7,541,034
  4,500,000      US Treasury Notes
                   7.875% due 11/15/04               5,030,865
 12,000,000      US Treasury Notes
                   7.75% due 2/15/01                12,688,080
  3,000,000      US Treasury Notes
                   7.50% due 10/31/99                3,092,820
 23,600,000      U.S. Treasury Notes
                   6.875% due 8/31/99               24,042,500
 30,700,000      U.S. Treasury Notes
                   6.625% due 6/30/01               31,549,162
 12,500,000      U.S. Treasury Notes
                   6.125% due 8/15/07               12,845,750
 15,750,000      U.S. Treasury Notes
                   6.00% due 8/15/00                15,863,243
  4,100,000      U.S. Treasury Notes
                   5.875% due 11/15/99               4,114,719
 10,000,000      U.S. Treasury Notes
                   5.875% due 3/31/99               10,026,600
  8,250,000      U.S. Treasury Notes
                   5.75% due 8/15/03                 8,255,115
 15,000,000      U.S. Treasury Notes
                   5.75% due 11/30/02               15,011,700
  7,000,000      U.S. Treasury Notes
                   5.625% due 10/31/99               6,993,420
                                                  ------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Cost $176,848,279)                              178,767,408
                                                  ------------
--------------------
YANKEE BONDS -- 2.1%
--------------------
$ 4,000,000      Avon Energy Partners Hldgs.+
                   6.73% due 12/11/02             $  4,027,600
  3,500,000      People's Republic of China
                   7.375% due 7/3/01                 3,462,550
                                                  ------------
TOTAL YANKEE BONDS
  (Cost $7,579,450)                                  7,490,150
                                                  ------------


                       See notes to financial statements.

+ Rule 144A restricted security.

--------------------------------------------------------------------------------

--------------
 The Guardian
Bond Fund,Inc.
--------------
      3
--------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS (Continued)
December 31, 1997

Principal
  Amount                                              Value
--------------------------------------------------------------

-----------------------------
COMMERCIAL PAPER (a) -- 21.0%
-----------------------------
Chemicals -- 3.7%
$13,099,000      Dow Chem Co.
                   6.70% due 1/2/98               $ 13,096,562
                                                  ------------
Conglomerates -- 7.6%
 15,044,000      Koch Industries, Inc.
                   6.70% due 1/2/98                 15,041,200
 11,955,000      Sony Europe Fin. PLC
                   5.88% due 1/20/98                11,917,900
                                                  ------------
                                                    26,959,100
                                                  ------------
Electronics and Instruments -- 4.5%
 16,000,000      Dominion Semiconductors
                   5.78% due 1/14/98                15,966,604
                                                  ------------
Other Major Banks -- 4.0%
 14,062,000      Barclays U.S. Funding Corp.
                   5.80% due 1/14/98                14,032,548
                                                  ------------
Paper and Forest Products -- 0.6%
  2,127,000      Union Camp Corp.
                   5.96% due 1/22/98                 2,119,605
                                                  ------------
Savings and Loan -- 0.6%
  2,300,000      Standard Credit Card Master Tr.
                   6.02% due 1/14/98                 2,295,000
                                                  ------------
TOTAL COMMERCIAL PAPER
  (Cost $74,469,419)                                74,469,419
                                                  ------------

----------------------------
REPURCHASE AGREEMENT -- 1.6%
----------------------------
  5,824,000      State Street Bank & Trust Co.
                 repurchase agreement,
                 dated 12/31/97, maturity
                 value $5,825,893 at 5.85%
                 due 1/2/98 (collateralized by
                 $5,945,000 U.S. Treasury
                 Notes, 5.875% due 2/28/99)       $  5,824,000
                                                  ------------
TOTAL REPURCHASE AGREEMENT
  (Cost $5,824,000)                                  5,824,000
                                                  ------------

TOTAL INVESTMENTS -- 120.1%
  (Cost $423,701,967)                              426,759,798

PAYABLES FOR REVERSE REPURCHASE
  AGREEMENTS(a) -- (7.9%)                          (28,131,250)

PAYABLES FOR MORTGAGE
  PASS-THROUGHS DELAYED
  DELIVERY SECURITIES(a) -- (6.8%)                 (24,331,104)

OTHER LIABILITIES IN EXCESS OF
  CASH, RECEIVABLES AND OTHER
  ASSETS -- (5.4%)                                 (18,885,533)
                                                  ------------

NET ASSETS -- 100.0%                              $355,411,911
                                                  ============


(a) Total commercial paper is segregated to cover delayed delivery securities purchases and reverse repurchase agreements.


                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                  --------------
                                                                   The Guardian
                                                                  Bond Fund,Inc.
                                                                  --------------
                                                                        3
                                                                  --------------
--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1997

ASSETS:
  Investments, at identified cost*              $ 423,701,967
                                                =============

  Investments, at market                          420,935,798
  Repurchase agreement                              5,824,000
                                                -------------
  TOTAL INVESTMENTS                               426,759,798

  Cash                                                    333
  Receivable for securities sold                   30,719,969
  Interest receivable                               4,576,914
  Receivable for fund shares sold                     126,974
                                                -------------
  TOTAL ASSETS                                    462,183,988
                                                -------------

LIABILITIES:
  Payable for securities purchased                 53,511,187
  Payable for reverse repurchase
    agreements -- Note D                           28,131,250
  Payable for mortgage pass-through
    delayed delivery securities -- Note E          24,331,104
  Payable for fund shares redeemed                    284,083
  Accrued expenses                                     31,995
  Due to affiliates                                   482,458
                                                -------------
  TOTAL LIABILITIES                               106,772,077
                                                -------------
    NET ASSETS                                  $ 355,411,911
                                                =============

COMPONENTS OF NET ASSETS:
  Capital stock, at par                         $   2,934,910
  Additional paid-in capital                      351,115,236
  Undistributed net investment income                 598,263
  Accumulated net realized loss on investments     (2,294,329)
  Net unrealized appreciation of investments        3,057,831
                                                -------------
     NET ASSETS                                 $ 355,411,911
                                                =============

  Shares Outstanding -- $0.10 par value            29,349,095
                                                -------------

NET ASSET VALUE PER SHARE                       $       12.11
                                                =============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1997

Investment Income:
  Interest                                      $  23,174,400
                                                -------------

Expenses:
  Investment advisory fees -- Note B                1,730,953
  Custodian fees                                      116,476
  Audit fees                                           17,500
  Directors' fees -- Note B                            12,500
  Printing expense                                      8,500
  Transfer agent fees                                   3,300
  Legal fees                                            2,985
  Registration fees                                     2,652
  Insurance expense                                     2,467
  Other                                                   700
                                                -------------
  Total Expenses                                    1,898,033
                                                -------------

  Net Investment Income                            21,276,367
                                                -------------

Realized and Unrealized Gain/(Loss)
  on Investments -- Note F
  Net realized loss on investments                    (62,653)
  Net change in unrealized depreciation
  of investments                                    8,436,647
                                                -------------
Net Realized and Unrealized Gain
  on Investments                                    8,373,994
                                                -------------
Net Increase in Net Assets
  from Operations                               $  29,650,361
                                                =============


* Includes repurchase agreement

                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------
 The Guardian
Bond Fund,Inc.
--------------
      3
--------------

--------------------------------------------------------------------------------
The Guardian Bond Fund, Inc.
----------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                           Year Ended December 31,
                                                             1997            1996
                                                        -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
  Net investment income                                 $  21,276,367   $  22,010,719
  Net realized gain/(loss) on investments                     (62,653)      2,193,816
  Net change in unrealized appreciation/(depreciation)
    of investments                                          8,436,647     (14,421,607)
                                                        -------------   -------------
    Net Increase in Net Assets from Operations             29,650,361       9,782,928
                                                        -------------   -------------

Dividends to Shareholders from:
  Net investment income                                   (21,605,507)    (22,033,188)
                                                        -------------   -------------

From Capital Share Transactions:
  Net decrease in net assets from capital share
    transactions -- Note G                                 (7,065,940)     (7,778,324)
                                                        -------------   -------------
    Net Increase/(Decrease) in Net Assets                     978,914     (20,028,584)

Net Assets:
  Beginning of year                                       354,432,997     374,461,581
                                                        -------------   -------------
  End of year*                                          $ 355,411,911   $ 354,432,997
                                                        =============   =============

* Includes undistributed net investment income of:      $     598,263   $     998,872


                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                  --------------
                                                                   The Guardian
                                                                  Bond Fund,Inc.
                                                                  --------------
                                                                        3
                                                                  --------------
--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                   Year Ended December 31,
                          ----------------------------------------------------------------------------------------------------------
                              1997       1996       1995       1994       1993      1992       1991       1990       1989      1988
                          ----------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year ..... $  11.83   $  12.25   $  11.08   $  12.24   $  12.26  $  12.33   $  11.56   $  11.67   $  11.16  $  11.12
                          --------   --------   --------   --------   --------  --------   --------   --------   --------  --------
Income from investment
  operations
  Net investment
    income ..............     0.75       0.76       0.76       0.40       0.70      0.81       0.92       0.97       0.98      1.03
  Net realized and
    unrealized gain/
    (loss) on invest-
    ments ...............     0.29      (0.42)      1.17      (0.82)      0.50      0.13       0.91      (0.11)      0.55      0.02
                          --------   --------   --------   --------   --------  --------   --------   --------   --------  --------
  Net increase/
    (decrease) from
    investment
    operations ..........     1.04       0.34       1.93      (0.42)      1.20      0.94       1.83       0.86       1.53      1.05
                          --------   --------   --------   --------   --------  --------   --------   --------   --------  --------

Dividends and Distributions
  to Shareholders from:
  Net investment income .    (0.76)     (0.76)     (0.76)     (0.68)     (0.70)    (0.81)     (0.92)     (0.97)     (1.02)    (1.01)
  Net realized gain .....       --         --         --      (0.06)     (0.52)    (0.20)     (0.14)        --         --        --
                          --------   --------   --------   --------   --------  --------   --------   --------   --------  --------
  Total dividends and
    distributions .......    (0.76)     (0.76)     (0.76)     (0.74)     (1.22)    (1.01)     (1.06)     (0.97)     (1.02)    (1.01)
                          --------   --------   --------   --------   --------  --------   --------   --------   --------  --------
Net asset value, end of
  year .................. $  12.11   $  11.83   $  12.25   $  11.08   $  12.24  $  12.26   $  12.33   $  11.56   $  11.67  $  11.16
                          --------   --------   --------   --------   --------  --------   --------   --------   --------  --------

Total return* ...........     8.99%      2.88%     17.59%     (3.45)%     9.85%     7.70%     16.19%      7.57%     13.88%     9.70%
                          --------   --------   --------   --------   --------  --------   --------   --------   --------  --------
Ratios/supplemental data:
  Net assets, end of year
    (000's omitted) ..... $355,412   $354,433   $374,462   $308,978   $340,269  $284,330   $222,299   $165,844   $147,753  $113,616
  Ratio of expenses to
    average net assets ..     0.55%      0.54%      0.54%      0.54%      0.55%     0.56%      0.57%      0.58%      0.60%     0.61%
  Ratio of net invest-
    ment income to
    average net assets ..     6.15%      6.12%      6.43%      5.69%      5.56%     6.70%      7.81%      8.53%      8.78%     8.97%
  Portfolio turnover
    rate ................      340%       188%       298%       311%       220%       57%        43%        39%       158%       24%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.


                       See notes to financial statements.

--------------------------------------------------------------------------------

--------------
 The Guardian
Cash Fund,Inc.
--------------
      4
--------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

SCHEDULE OF INVESTMENTS
December 31, 1997

-------------------------
COMMERCIAL PAPER -- 95.3%
-------------------------

Principal
  Amount                                              Value
--------------------------------------------------------------

FINANCIAL -- 30.4%

Bank Holding Companies -- 4.4%
$16,000,000      J.P. Morgan & Co., Inc.
                   5.60%  due 1/6/98              $ 15,987,556
                                                  ------------
Finance Companies -- 13.0%
 16,000,000      Nat'l. Rural Utils. Coop. Fin. Corp.
                   5.54%  due 1/8/98                15,982,764
 16,000,000      Private Export Funding Corp.
                   5.70%  due 2/4/98                15,913,867
 16,000,000      USAA Capital Corp.
                   5.67%  due 1/26/98               15,937,000
                                                  ------------
                                                    47,833,631
                                                  ------------
Other Major Banks -- 13.0%
 16,000,000      Barclays U.S. Funding Corp.
                   5.68% due 1/21/98                15,949,511
 16,000,000      Commerzbank U.S. Fin.
                   5.69% due 1/14/98                15,967,124
 16,000,000      Deutsche Bank Fin., Inc.
                   5.69% due 1/16/98                15,962,067
                                                  ------------
                                                    47,878,702
                                                  ------------
                 Total Financial                   111,699,889
                                                  ------------
INDUSTRIAL -- 64.9%

Automotive -- 8.7%
 16,000,000      Ford Motor Credit Co.
                   5.71% due 1/15/98                15,964,471
 16,000,000      Toyota Motor Credit Co.
                   5.65% due 1/28/98                15,932,200
                                                  ------------
                                                    31,896,671
                                                  ------------
Conglomerates -- 4.3%
 16,000,000      General Electric Cap. Corp.
                   5.60% due 1/20/98                15,952,711
                                                  ------------
Containers-Metals and Plastics -- 4.3%
 16,000,000      Sonoco Products Co.
                   5.82% due 1/13/98                15,968,960
                                                  ------------
Electrical Equipment -- 4.3%
 16,000,000      Emerson Electric
                   5.73% due 1/29/98                15,928,693
                                                  ------------
Electronic Components -- 4.3%
 16,000,000      Rockwell Int'l. Corp.
                   5.75% due 2/3/98                 15,915,667
                                                  ------------
Food and Beverage -- 13.0%
 16,000,000      Cargill, Inc.
                   5.72% due 2/18/98                15,877,973
 16,000,000      Coca Cola Co.
                   5.73% due 2/9/98                 15,900,680
 16,000,000      Kellogg Co.
                   5.70% due 2/13/98                15,891,066
                                                  ------------
                                                    47,669,719
                                                  ------------
Household Products -- 4.4%
 16,000,000      Procter & Gamble Co.
                   5.57% due 1/9/98                 15,980,196
                                                  ------------
Publishing-News -- 4.3%
 16,000,000      Gannett, Inc.
                   5.65% due 1/12/98                15,972,378
                                                  ------------
Telecommunications -- 13.0%
 16,000,000      American Telephone & Telegraph
                   Co. 5.53% due 1/5/98             15,990,169
 16,000,000      British Telecommunications PLC
                   5.70% due 2/5/98                 15,911,333
 16,000,000      Lucent Technologies, Inc.
                   5.68% due 2/2/98                 15,919,218
                                                  ------------
                                                    47,820,720
                                                  ------------
Utilities-Electric -- 4.3%
 16,000,000      Carolina Power & Light Co.
                   5.82% due 1/30/98                15,924,987
                                                  ------------
                 Total Industrial                  239,030,702
                                                  ------------
TOTAL COMMERCIAL PAPER
  (Cost $350,730,591)                              350,730,591
                                                  ------------

                       See notes to financial statements.

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                                                                  Cash Fund,Inc.
                                                                  --------------
                                                                        4
                                                                  --------------

--------------------------------------------------------------------------------

----------------------------
REPURCHASE AGREEMENT -- 4.7%
----------------------------

Principal
  Amount                                              Value
--------------------------------------------------------------

$17,265,000      State Street Bank & Trust Co.
                 repurchase agreement, dated
                 12/31/97, maturity value
                 $17,270,611 at 5.85% due
                 1/2/98 (collateralized by
                 $17,615,000 U.S. Treasury
                 Notes, 5.875% due 2/28/99)       $ 17,265,000
                                                  ------------
TOTAL REPURCHASE AGREEMENT
  (Cost $17,265,000)                                17,265,000
                                                  ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $367,995,591)                              367,995,591
CASH, RECEIVABLES AND OTHER
  ASSETS LESS LIABILITIES -- 0.0%                      126,858
                                                  ------------

NET ASSETS -- 100.0%                              $368,122,449
                                                  ============


                       See notes to financial statements.

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Cash Fund,Inc.
--------------
      4
--------------

--------------------------------------------------------------------------------
The Guardian Cash Fund, Inc.
----------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1997


ASSETS:
  Investments, at identified cost*       $367,995,591
                                         ============

  Investments, at market                  350,730,591
  Repurchase agreement                     17,265,000
                                         ------------
  TOTAL INVESTMENTS                       367,995,591

  Cash                                            113
  Receivable for fund shares sold             928,773
  Interest receivable                           2,805
                                         ------------
  TOTAL ASSETS                            368,927,282
                                         ------------

LIABILITIES:
  Payable for fund shares redeemed            242,066
  Accrued expenses                             57,515
  Due to affiliates                           505,252
                                         ------------
  TOTAL LIABILITIES                           804,833
                                         ------------
    NET ASSETS                           $368,122,449
                                         ============

COMPONENTS OF NET ASSETS:
  Capital stock, at par                  $  3,681,225
  Additional  paid-in capital             364,441,224
                                         ------------
    NET ASSETS                           $368,122,449
                                         ============

  Shares Outstanding -- $0.10 par value    36,812,245
                                         ------------

NET ASSET VALUE PER SHARE                $      10.00
                                         ============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1997

Investment Income:
  Interest                               $ 21,731,247
                                         ------------

Expenses:
  Investment advisory fees -- Note B        1,955,040
  Custodian fees                               81,651
  Registration fees                            18,321
  Audit fees                                   17,000
  Directors' fees -- Note B                    12,500
  Printing expense                              9,600
  Transfer agent fees                           3,300
  Legal fees                                    2,800
  Insurance expense                             2,635
  Other                                           700
                                         ------------
  Total Expenses                            2,103,547
                                         ------------

  Net Investment Income,
    Representing Net Increase in
    Net Assets from Operations           $ 19,627,700
                                         ============

* Includes repurchase agreement.

                       See notes to financial statements.

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                                                                  Cash Fund,Inc.
                                                                  --------------
                                                                        4
                                                                  --------------

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STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                                       1997            1996
                                                  -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
  Net investment income                           $  19,627,700   $  18,377,984
                                                  -------------   -------------
    Net Increase in Net Assets from Operations       19,627,700      18,377,984
                                                  -------------   -------------

Dividends to Shareholders from:
  Net investment income                             (19,627,700)    (18,377,984)
                                                  -------------   -------------

From Capital Share Transactions:
  Net increase/(decrease) in net assets from
    capital share transactions -- Note G            (10,199,261)     21,501,621
                                                  -------------   -------------
    Net Increase/(Decrease) in Net Assets           (10,199,261)     21,501,621

Net Assets:
  Beginning of year                                 378,321,710     356,820,089
                                                  -------------   -------------
  End of year                                     $ 368,122,449   $ 378,321,710
                                                  =============   =============


                       See notes to financial statements.

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Cash Fund,Inc.
--------------
      4
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The Guardian Cash Fund, Inc.
----------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                    Year Ended December 31,
                           --------------------------------------------------------------------------------------------------------
                               1997      1996       1995       1994       1993       1992       1991       1990      1989      1988
                           --------------------------------------------------------------------------------------------------------
Net asset value,
  beginning of year .....  $  10.00  $  10.00   $  10.00   $  10.00   $  10.00   $  10.00   $  10.00   $  10.00  $  10.00  $  10.00
                           --------  --------   --------   --------   --------   --------   --------   --------  --------  --------
Income from investment
  operations
  Net investment income .      0.50      0.49       0.54       0.38       0.26       0.35       0.54       0.77      0.87      0.72

Dividends to
  Shareholders from:
  Net investment income .     (0.50)    (0.49)     (0.54)     (0.38)     (0.26)     (0.35)     (0.54)     (0.77)    (0.87)    (0.72)
                           --------  --------   --------   --------   --------   --------   --------   --------  --------  --------

Net asset value, end of
  year ..................  $  10.00  $  10.00   $  10.00   $  10.00   $  10.00   $  10.00   $  10.00   $  10.00  $  10.00  $  10.00
                           --------  --------   --------   --------   --------   --------   --------   --------  --------  --------

Total return* ...........      5.14%     4.98%      5.52%      3.82%      2.64%      3.21%      5.59%      7.95%     8.70%     7.20%
                           --------  --------   --------   --------   --------   --------   --------   --------  --------  --------

Ratios/supplemental data:
  Net assets, end of year
    (000's omitted) .....  $368,122  $378,322   $356,820   $386,986   $310,798   $318,879   $331,677   $331,600  $262,865  $228,310
  Ratio of expenses to
    average net assets ..      0.54%     0.54%      0.54%      0.54%      0.54%      0.54%      0.55%      0.56%     0.56%     0.58%
  Ratio of net invest-
    ment income to
    average net assets ..      5.02%     4.86%      5.39%      3.81%      2.61%      3.17%      5.44%      7.67%     8.67%     7.17%

* Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.


                       See notes to financial statements.

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The Guardian Stock Fund, The Guardian Bond Fund,
The Guardian Cash Fund
------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1997

----------------------------------------------
Note A -- Organization and Accounting Policies
----------------------------------------------

      The Guardian Stock Fund, Inc. (GSF), The Guardian Bond Fund, Inc. (GBF) and The Guardian Cash Fund, Inc. (GCF) (collectively, the Funds and individually, a Fund), are each incorporated in the state of Maryland and are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended (1940 Act). Shares of the Funds are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America (Guardian Life). The Funds are available for investment only through the purchase of certain variable annuity and variable life insurance contracts issued by GIAC. Significant accounting policies of the Funds are as follows:

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

      Investments in GSF and GBF are carried at value. Securities listed on national securities exchanges are valued based upon closing prices on these exchanges. Securities traded in the over-the-counter market and listed securities for which there have been no trades for the day are valued at the mean of the bid and asked prices.

      Certain debt securities may be valued each business day by an independent pricing service (Service) approved by the Board of Directors. Debt securities for which quoted bid prices, in the judgment of the Service, are readily available and representative of the bid side of the market, are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities that are valued by the Service are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

      Securities for which market quotations are not readily available, including certain mortgage-backed securities and restricted securities, are valued by using methods that each Fund's Board of Directors, in good faith, believes will accurately reflect their fair value.

      The valuation of securities held by GCF is based upon their amortized cost which approximates market value, in accordance with Rule 2a-7 under the 1940 Act. Amortized cost valuations do not take into account unrealized gains and losses.

      Investment securities transactions are recorded on the date of purchase or sale. Repurchase agreements are carried at cost, which approximates value (see Note C).

      Net realized gain or loss on sales of investments is determined on the identified cost basis. Interest income, including amortization of premium and discount, is recorded when earned. Dividends are recorded on the ex-dividend date.

Federal Income Taxes

      Each Fund qualifies and intends to remain qualified to be taxed as a "regulated investment company" under the provisions of the Internal Revenue Code
(Code), and as such will not be subject to federal income tax on investment income (including any realized capital gains) which is distributed to its shareholders in accordance with the applicable provisions of the Code. Therefore, no federal income tax provision is required.

Reclassifications of Capital Accounts

      The treatment for financial statement purposes of

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                                                                    Stock, Bond
                                                                      & Cash
                                                                  --------------
                                                                         4
                                                                  --------------

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COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1997 (continued)

distributions made during the year from net investment income and net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

During the year ended December 31, 1997, GBF reclassified amounts to paid-in capital from undistributed/(overdistributed) net investment income and accumulated net realized gain/(loss) on investments. Increase (decrease) to the various capital accounts were as follows:

                          Undistributed/           Accumulated
                        (overdistributed)          net realized
         Paid-in          net investment          gain/(loss) on
         capital             income                 investments
         -------        -----------------         --------------
  GBF       --              $(71,469)                 $71,469

Dividend Distributions

      GSF and GBF intend to distribute each year, as dividends or capital gain distributions, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the applicable Fund at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the policy of GSF and GBF is to distribute net investment income approximately every six months and net capital gains annually. This policy is, however, subject to change at any time by each Fund's Board of Directors.

      GCF earns interest on its investments daily and distributes all of its net investment income, increased or decreased by realized gains or losses, each day GCF is open for business. Earnings for Saturdays, Sundays and holidays are paid as a dividend on the next business day.

      All dividends and distributions are credited in the form of additional shares of GCF at net asset value on the payable date.

-----------------------------------------
Note B -- Investment Advisory Agreements
          and Payments to Related Parties
-----------------------------------------

      Each Fund has an investment advisory agreement with Guardian Investor Services Corporation (GISC), a wholly owned subsidiary of GIAC. GISC receives a management fee from each Fund computed at the rate of .50% of the daily average net assets during the fiscal year, payable quarterly. If total expenses of any Fund (excluding taxes, interest and brokerage commissions, but including the investment advisory fee) exceeds 1% per annum of the average daily net assets of the Fund, GISC has agreed to assume any such expenses. None of the Funds exceeded this limit during the year ended December 31, 1997.

      No compensation is paid by any of the Funds to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of a Fund. Each director not deemed an "interested person" is paid an annual fee of $500 by each Fund, and $350 for attendance at each meeting of each Fund.

-------------------------------
Note C -- Repurchase Agreements
-------------------------------

      Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked to market daily while the


--------------------------------------------------------------------------------

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 Stock, Bond
    & Cash
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      4
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--------------------------------------------------------------------------------
The Guardian Stock Fund, The Guardian Bond Fund,
The Guardian Cash Fund
------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1997 (continued)

agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Funds maintain the right to sell the collateral and may claim any resulting loss against the seller. Each Fund's Board of Directors has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with each Fund.

---------------------------------------
Note D -- Reverse Repurchase Agreements
---------------------------------------

      GBF may enter into reverse repurchase agreements with banks or third party broker-dealers to borrow short term funds. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time GBF enters into a reverse repurchase agreement, it establishes and maintains cash, U.S. Government securities or liquid, unencumbered securities that are marked to market daily in a segregated account with the Fund's custodian. The value of such segregated assets must be at least equal to the value of the repurchase obligation (principal plus accrued interest), as applicable. Reverse repurchase agreements involve the risk that the buyer of the securities sold by GBF may be unable to deliver the securities when the Fund seeks to repurchase them. Interest paid on reverse repurchase agreements for the year ended December 31, 1997 amounted to $128,421.

      Information regarding transactions by The Guardian Bond Fund under reverse repurchase agreements is as follows:

   Face                                                                Market
   Value                                                               Value
   -----                                                               -----
$13,093,750   Reverse Repurchase Agreement with Lehman Brothers,
              Inc., 6.125% dated 12/31/97, to be repurchased at
              $13,097,715 on 1/2/98, collateralized by
              $13,099,000 Dow Chem Co., 6.70% due 1/2/98 .........  $13,093,750
 15,037,500   Reverse Repurchase Agreement with Goldman Sachs,
              LP, 5.75% dated 12/31/97, to be repurchased at
              $15,041,552 on 1/2/98, collateralized by
              $15,044,000 Koch Industries, Inc., 6.70% due 1/2/98    15,037,500
                                                                    -----------
                                                                    $28,131,250
                                                                    ===========

              Average amount outstanding during the year .........  $   417,211
              Average monthly shares outstanding during the year .   31,244,159
              Average debt per share outstanding during the year .  $      0.01
              Weighted average interest rate during the year .....         4.86%


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                                                                    Stock, Bond
                                                                      & Cash
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COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1997 (continued)

----------------------------------
Note E -- Dollar Roll Transactions
----------------------------------

   GBF may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase similar securities at an agreed upon price and date. The securities repurchased will bear the same interest as those sold, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve the risk that the buyer of the securities sold by GBF may be unable to deliver the securities when GBF seeks to repurchase them.

---------------------------------
Note F -- Investment Transactions
---------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 1997 were as follows:

                                                     GSF              GBF
                                                     ---              ---
      Purchases...........................      $1,425,160,077   $1,154,534,542
      Proceeds............................      $1,319,415,028   $1,145,649,039

   The cost of investments owned at December 31, 1997 for federal income tax purposes was the same as for financial reporting purposes. The gross unrealized appreciation and depreciation of investments at December 31, 1997 for GSF and GBF were as follows:

                                                     GSF              GBF
                                                     ---              ---
      Gross Appreciation..................      $  973,907,288   $    4,232,080
      Gross Depreciation..................         (31,209,861)      (1,174,249)
                                                --------------   --------------
        Net Unrealized Appreciation.......      $  942,697,427    $   3,057,831
                                                ==============    =============


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 Stock, Bond
    & Cash
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--------------

--------------------------------------------------------------------------------
The Guardian Stock Fund, The Guardian Bond Fund,
The Guardian Cash Fund
------------------------------------------------

COMBINED NOTES TO FINANCIAL STATEMENTS
December 31, 1997 (continued)

---------------------------------------
Note G -- Transactions in Capital Stock
---------------------------------------

      There are 100,000,000 shares of $0.10 par value capital stock authorized for each of the Funds. Transactions in capital stock were as follows:

                                    Year Ended December 31,       Year Ended December 31,
                                      1997          1996           1997            1996
--------------------------------------------------------------------------------------------
                                            Shares                       Amount
--------------------------------------------------------------------------------------------
o The Guardian Stock Fund, Inc.
Shares sold                         9,514,978     9,984,589   $ 429,926,820   $ 376,271,228
Shares issued in reinvestment of
  dividends and distributions       8,346,801     7,056,955     376,552,398     270,899,336
Shares repurchased                 (5,599,554)   (5,854,449)   (251,187,198)   (218,108,938)
--------------------------------------------------------------------------------------------
   Net increase                    12,262,225    11,187,095   $ 555,292,020   $ 429,061,626
--------------------------------------------------------------------------------------------

o The Guardian Bond Fund, Inc.
Shares sold                         3,714,602     4,464,537   $  45,183,038   $  53,654,579
Shares issued in reinvestment of
  dividends and distributions       1,799,751     1,871,161      21,605,507      22,033,188
Shares repurchased                 (6,115,919)   (6,951,420)    (73,854,485)    (83,466,091)
--------------------------------------------------------------------------------------------
   Net decrease                      (601,566)     (615,722)  $  (7,065,940)  $  (7,778,324)
--------------------------------------------------------------------------------------------

o The Guardian Cash Fund, Inc.
Shares sold                        30,190,330    33,287,898   $ 301,903,299   $ 332,878,981
Shares issued in reinvestment of
  dividends and distributions       1,962,770     1,837,798      19,627,700      18,377,984
Shares repurchased                (33,173,026)  (32,975,534)   (331,730,260)   (329,755,344)
--------------------------------------------------------------------------------------------
   Net increase/(decrease)         (1,019,926)    2,150,162   $ (10,199,261)  $  21,501,621
--------------------------------------------------------------------------------------------

------------------------
Note H -- Line of Credit
------------------------

      A $20,000,000 line of credit available to each Fund and the other Guardian related Funds has been established with Morgan Guaranty Trust Company. The rate of interest charged on any borrowings is based upon the prevailing Federal Funds rate at the time of the loan plus .25% calculated on a 360 day basis per annum. For the year ended December 31, 1997, none of the Funds borrowed against this line of credit.

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                                                                    Stock, Bond
                                                                      & Cash
                                                                  --------------
                                                                        4
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REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS

Board of Directors and Shareholders
The Guardian Stock Fund, Inc.
The Guardian Bond Fund, Inc.
The Guardian Cash Fund, Inc.

      We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Guardian Stock Fund, Inc., The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Guardian Stock Fund, Inc., The Guardian Bond Fund, Inc. and The Guardian Cash Fund, Inc. at December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the ten years in the period then ended, in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP


New York, New York
February 9, 1998


--------------------------------------------------------------------------------

---------------
Baillie Gifford
 International
     Fund
---------------
       5
---------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1997

----------------------
COMMON STOCKS -- 98.4%
----------------------

Shares                                                               Value
--------------------------------------------------------------------------
ARGENTINA -- 0.8%
 Banks -- 0.4%
     76,000            Banco de Galicia Y
                         Buenos Aires S.A. ADR*               $  1,957,000
 Oil and Gas -- 0.4%
    315,055            Perez Companc S.A.                        2,249,920
                                                              ------------
                                                                 4,206,920
                                                              ------------
AUSTRALIA -- 2.1%
 Banks -- 0.6%
    496,000            Australia & NZ Bank Group                 3,277,937
 Beverage -- 0.5%
  1,335,300            Fosters Brewing Group                     2,541,222
 Business Services -- 0.6%
    175,700            Brambles Industries Ltd.                  3,486,904
 Real Estate -- 0.4%
    101,632            Lend Lease Corp.                          1,987,159
                                                              ------------
                                                                11,293,222
                                                              ------------
BRAZIL -- 2.2%
 Food, Beverage and Tobacco -- 0.3%
    110,000            Comp. Cerveja Ria Brahma ADR              1,560,625
 Petroleum Services -- 0.3%
     75,000            Petroleo Brasileiro S.A. ADR              1,725,000
 Retail-Food -- 0.3%
     64,000            Comp. Brasileira de Distribution GDR+     1,240,000
 Telecommunications -- 0.9%
     43,553            Telecom. Brasileiras ADR                  5,071,202
 Utilities-Electric -- 0.4%
     27,300            Comp. Energetica de Minas ADR             1,201,200
     61,000            Comp. Pamanaense de Energia ADR             834,938
                                                              ------------
                                                                11,632,965
                                                              ------------
CHILE -- 0.2%
 Retail-Food -- 0.2%
     65,604            Distribucion Y Servicio S.A. ADR*         1,217,774
                                                              ------------
CZECH REPUBLIC -- 0.2%
 Banks -- 0.2%
     75,866            Komercni Banka S.A. GDR                     910,392
                                                              ------------
FRANCE -- 4.0%
 Electronics-Semiconductor -- 1.0%
     86,200            SGS Thomson Microelectronics NV*          5,335,133
 Oil-Integrated -- 1.9%
     86,550            Elf Aquitaine                            10,066,462
 Retail Trade -- 1.1%
     11,850            Comptoirs Modernes                        6,064,302
                                                              ------------
                                                                21,465,897
                                                              ------------
GERMANY -- 13.4%
 Automobile -- 2.3%
     16,110            Bayerische Motoren Werke AG*             12,044,776
 Banks -- 2.4%
    199,700            Bayerische Vereinsbank AG*               13,065,783
 Chemicals -- 0.7%
    108,610            BASF AG                                   3,848,849
 Drugs and Health Care -- 0.9%
     99,440            GEHE AG                                   4,974,902
 Footwear -- 2.2%
     89,300            Adidas AG                                11,744,840
 Industrial Machineries -- 2.3%
     24,180            Mannesmann AG                            12,218,027
 Insurance -- 0.7%
      9,370            Munchener Ruckvers*                       3,531,427
 Software -- 1.9%
     34,140            SAP AG                                   10,371,333
                                                              ------------
                                                                71,799,937
                                                              ------------
HONG KONG -- 3.0%
 Conglomerates -- 1.2%
     579,000           CITIC Pacific Ltd.                        2,301,355
    644,000            Hutchison Whampoa                         4,039,024
 Real Estate -- 1.8%
    891,000            Henderson Land Development                4,196,864
  1,088,220            Hong Kong Land Hldgs.                     2,089,382
    598,000            Hysan Development Co.                     1,192,296
    698,000            New World Development Co.                 2,414,041
                                                              ------------
                                                                16,232,962
                                                              ------------

                       See notes to financial statements.

* Non-income producing security.
+ Rule 144A restricted security.

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                 Baillie Gifford
                                                                  International
                                                                      Fund
                                                                 ---------------
                                                                       5
                                                                 ---------------

--------------------------------------------------------------------------------

Shares                                                               Value
--------------------------------------------------------------------------
HUNGARY -- 1.1%
 Food and Beverage -- 0.4%
     27,000            Pick Szeged RT                          $ 2,154,765
 Pharmaceuticals -- 0.7%
     31,700            Richter Gedeon VEG                        3,599,998
                                                              ------------
                                                                 5,754,763
                                                              ------------
IRELAND -- 1.9%
 Banks -- 0.9%
    512,000            Allied Irish Bank                         4,955,358
 Construction Materials -- 1.0%
    444,600            CRH PLC                                   5,183,889
                                                              ------------
                                                                10,139,247
                                                              ------------
ITALY -- 5.4%
 Oil-lntegrated -- 1.3%
  1,214,200            Eni Spa                                   6,884,356
 Telecommunications -- 4.1%
  1,625,440            Telecom. Italia SPA                      10,382,969
  2,435,000            Telecom. Italia MOB                      11,238,991
                                                              ------------
                                                                28,506,316
                                                              ------------
JAPAN -- 14.8%
 Automobiles -- 1.2%
    176,000            Honda Motor Co.                           6,456,613
 Chemicals -- 0.7%
    200,000            Shin Etsu Chemical Co.                    3,814,046
 Computer Systems -- 1.1%
        107            NTT Data Comm. Systems                    5,760,971
 Drugs and Health Care -- 0.6%
    146,000            Sanyo Co.                                 3,298,613
 Electronics -- 2.7%
     75,000            Rohm Co.                                  7,639,580
     77,400            Sony Corp.                                6,876,311
 Financial  Services -- 3.0%
    240,100            Credit Saison Co.                         5,921,130
    111,440            Promise Co.                               6,179,257
     12,800            Shohkoh Fund & Co.*                       3,901,662
 Industrial Machineries -- 0.9%
     57,700            SMC Corp.                                 5,081,948
 Leisure Products -- 0.4%
     18,150            Toho Co.                                  1,932,182
 Photography -- 1.9%
    185,000            Canon, Inc.                               4,307,268
    153,000            Fuji Photo Film Co.                       5,858,926
 Real Estate -- 0.9%
    426,000            Mitsubishi Estate                         4,632,917
 Retail Trade -- 0.3%
    133,000            Jusco Co.                                 1,874,244
 Telecommunications -- 1.1%
    210,000            Matsushita Communications                 5,596,997
                                                              ------------
                                                                79,132,665
                                                              ------------
MEXICO -- 1.0%
 Conglomerates -- 0.2%
    156,000            Alfa S.A.                                 1,057,332
 Media and Entertainent -- 0.3%
     83,000            TV Azteca S.A. de C.V. ADR*               1,872,687
 Retail Trade -- 0.2%
    290,000            Organiz. Soriana*                         1,275,634
 Telecommunications -- 0.3%
     23,800            Telefonos de Mexico S.A. ADR              1,334,288
                                                              ------------
                                                                 5,539,941
                                                              ------------
NETHERLANDS -- 5.6%
 Banks -- 2.6%
    700,250            ABN Amro Hldgs. NV                       13,641,345
 Broadcasting and Publishing -- 1.9%
    360,000            Ver Ned Uitgevers                        10,155,599
 Semiconductor-Equipment -- 1.1%
     90,150            ASM Lithography Hldgs.*                   5,913,225
                                                              ------------
                                                                29,710,169
                                                              ------------
NEW ZEALAND -- 0.6%
 Telecommunications -- 0.6%
    679,000            Telecom. Corp. of New Zealand             3,292,082
                                                              ------------


                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

---------------
Baillie Gifford
 International
     Fund
---------------
      5
---------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

SCHEDULE OF INVESTMENTS (continued)
December 31, 1997

Shares                                                               Value
--------------------------------------------------------------------------
NORWAY -- 0.8%
 Publishing -- 0.8%
    261,800            Schibsted ASA*                         $  4,483,969
                                                              ------------
POLAND -- 0.5%
 Electrical Equipment -- 0.5%
    266,150            Elektrim                                  2,574,671
                                                              ------------
SINGAPORE -- 0.3%
 Publishing -- 0.3%
    127,000            Singapore Press Hldgs.                    1,589,855
                                                              ------------
SPAIN -- 2.5%
 Banks -- 2.5%
    394,500            Banco Santander S.A.                     13,180,209
                                                              ------------
SWEDEN -- 4.2%
 Conglomerates -- 1.2%
     72,000            Incentive AB                              6,501,845
 Construction and Mining Equipment -- 1.2%
    216,000            Atlas Copco AB                            6,433,834
 Telecommunications -- 1.8%
    255,500            LM Ericsson*                              9,605,505
                                                              ------------
                                                                22,541,184
                                                              ------------
SWITZERLAND -- 9.8%
 Business Services -- 1.0%
     18,309            Adecco S.A.                               5,306,502
 Industrial Machineries -- 0.4%
      1,245            Bobst AG                                  1,831,885
 Insurance -- 2.5%
     28,080            Zurich Versicherungs-Gesellschaft*       13,375,089
 Pharmaceuticals -- 5.9%
     19,530            Novartis AG                              31,676,773
                                                              ------------
                                                                52,190,249
                                                              ------------
UNITED KINGDOM -- 24.0%
 Banks -- 6.1%
    642,000            Abbey National                           11,557,156
    437,500            HSBC Hldgs.                              10,793,278
    550,000            Lloyds TSB Group PLC*                     7,155,272
    188,000            National Westminster Bank Co. PLC         3,124,955
 Conglomerates -- 2.5%
  1,675,000            Rentokil Initial PLC                      7,412,522
  1,077,000            Williams Hldgs.                           5,979,127
 Containers-Paper and Plastic -- 0.5%
    600,000            Bunzl PLC                                 2,330,708
 Distributors -- 0.2%
    204,000            Litho Supplies                              789,090
 Drugs and Health Care -- 3.4%
    583,000            Glaxo Wellcome                           13,899,046
    124,000            Zeneca Group                              4,392,246
 Electronics -- 0.7%
    373,000            Eletrocomponents                          2,775,316
    139,000            Premier Farnell                             999,987
 Engineering -- 0.9%
    243,000            Siebe                                     4,769,574
 Food, Beverage and Tobacco -- 2.4%
    350,000            Devro Int'l.                              2,167,279
    961,900            Imperial Tobacco                          6,051,097
    327,702            Whitbread                                 4,811,960
 Insurance -- 0.6%
    100,000            Britannic Assurance                       1,798,538
    420,000            Cox Insurance Hldgs. PLC                  1,634,944
 Leisure Products -- 0.7%
    243,000            Granada Group                             3,711,886
 Mining -- 0.2%
    239,672            Antofagasta Hldgs.                        1,299,082
 Newspapers -- 0.2%
    164,000            Southnews PLC                             1,225,633
 Oil-lnternational -- 2.1%
    847,872            British Petroleum                        11,216,099
 Retail Trade -- 1.5%
    331,000            Argos PLC                                 2,987,453
    475,087            Dixons Group                              4,767,819
 Telecommunications -- 1.6%
    992,991            Cable & Wireless Co.*                     4,305,808
    585,000            Vodafone Group                            4,227,795


                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                 Baillie Gifford
                                                                  International
                                                                      Fund
                                                                 ---------------
                                                                       5
                                                                 ---------------

--------------------------------------------------------------------------------

Shares                                                               Value
--------------------------------------------------------------------------
 Transportation -- 0.4%
    288,000            BAA PLC                                $  2,355,739
                                                              ------------
                                                               128,539,409
                                                              ------------
 TOTAL COMMON STOCKS
  (Cost $420,480,722)                                          525,934,798
                                                              ------------

----------------------------
REPURCHASE AGREEMENT -- 0.6%
----------------------------

Principal
 Amount                                                              Value
--------------------------------------------------------------------------
$ 3,262,000            State Street Bank & Trust Co.
                       repurchase agreement, dated
                       12/31/97, maturity value
                       $3,262,906 at 5.00% due 1/2/98
                       (collateralized by $3,330,000
                       U.S. Treasury Notes, 5.625%
                       due 11/30/99)                          $  3,262,000
                                                              ------------

TOTAL REPURCHASE AGREEMENT
  (Cost $3,262,000)                                              3,262,000
                                                              ------------

TOTAL INVESTMENTS -- 99.0%
  (Cost $423,742,722)                                          529,196,798

CASH, RECEIVABLES AND OTHER ASSETS
  LESS LIABILITIES -- 1.0%                                       5,514,672
                                                              ------------

NET ASSETS -- 100.0%                                          $534,711,470
                                                              ============

Glossary of terms:
ADR - American Depository Receipt.
GDR - Global Depository Receipt.


                       See notes to financial statements.

* Non-income producing security.

--------------------------------------------------------------------------------

---------------
Baillie Gifford
 International
     Fund
---------------
      5
---------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1997

ASSETS:
  Investments, at identified cost*                   $ 423,742,722
                                                     =============
  Investments, at market                               525,934,798
  Repurchase agreement                                   3,262,000
                                                     -------------
  TOTAL INVESTMENTS                                    529,196,798

  Cash                                                         466
  Foreign currency (cost $4,725,729)                     4,538,813
  Receivable for securities sold                         2,554,830
  Dividends receivable                                     724,862
  Dividend reclaims receivable                             277,112
  Receivable for fund shares sold                          117,808
  Interest receivable                                          453
                                                     -------------
  TOTAL ASSETS                                         537,411,142
                                                     -------------
LIABILITIES:
  Payable for fund shares redeemed                       1,166,441
  Accrued expenses                                         170,941
  Due to affiliates                                      1,362,290
                                                     -------------
  TOTAL LIABILITIES                                      2,699,672
                                                     -------------
    NET ASSETS                                       $ 534,711,470
                                                     =============

COMPONENTS OF NET ASSETS:
  Capital stock, at  par                             $   2,926,929
  Additional paid-in capital                           427,576,050
  Distributions in excess of net investment income      (4,371,711)
  Accumulated net realized gain on investments
    and foreign currency related transactions            3,341,529
  Net unrealized appreciation of investments
    and translation of other assets and liabilities
    denominated in foreign currencies                  105,238,673
                                                     -------------
    NET ASSETS                                       $ 534,711,470
                                                     =============

  Shares Outstanding -- $0.10 par value                 29,269,287
                                                     -------------

NET ASSET VALUE PER SHARE                            $       18.27
                                                     =============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1997

Investment Income:
  Dividends                                          $   9,121,720
  Interest                                                 622,498
  Less: Foreign tax withheld                              (968,229)
                                                     -------------
  Total Income                                           8,775,989
                                                     -------------

Expenses:
  Investment advisory fees -- Note B                     4,111,020
  Custodian fees                                           767,340
  Registration fees                                         29,000
  Audit fees                                                21,000
  Directors' fees -- Note B                                 12,500
  Printing expense                                          12,500
  Transfer agent fees                                        3,300
  Insurance expense                                          3,179
  Legal fees                                                 2,950
  Other                                                        700
                                                     -------------
  Total Expenses                                         4,963,489
                                                     -------------
  Net Investment Income                                  3,812,500
                                                     -------------

Realized and Unrealized Gain/(Loss) on
  Investments and Foreign Currencies -- Note C
    Net realized gain on investments -- Note A          24,244,922
    Net realized loss on foreign currency
      related transactions -- Note A                      (806,875)
    Net change in unrealized appreciation of
      investments -- Note C                             27,413,628
    Net change in unrealized depreciation from
      translation of other assets and liabilities
      denominated in foreign currencies -- Note C         (161,464)
                                                     -------------
Net Realized and Unrealized Gain on
  Investments and Foreign Currencies                    50,690,211
                                                     -------------
Net Increase in Net Assets
  from Operations                                    $  54,502,711
                                                     =============

* Includes repurchase agreement.

                       See notes to financial statements.

--------------------------------------------------------------------------------

                                                                 ---------------
                                                                 Baillie Gifford
                                                                  International
                                                                      Fund
                                                                 ---------------
                                                                       5
                                                                 ---------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                             Year Ended December 31,
                                                              1997             1996
                                                          -------------   -------------
INCREASE/(DECREASE) IN NET ASSETS
From Operations:
   Net investment income                                  $   3,812,500   $   3,598,533
   Net realized gain on investments and foreign currency
     related transactions                                    23,438,047       6,850,247
   Net change in unrealized appreciation/(depreciation)
     on investments and translation of other assets and
     liabilities denominated in foreign currencies           27,252,164      45,984,301
                                                          -------------   -------------
     Net Increase in Net Assets from Operations              54,502,711      56,433,081
                                                          -------------   -------------

Dividends and Distributions to Shareholders from:
   Net investment income                                     (3,812,500)     (3,598,533)
   Distributions in excess of net investment income          (4,530,809)     (2,499,964)
   Net realized gain from investments                       (20,727,823)     (5,631,085)
                                                          -------------   -------------
     Total Dividends and Distribution to Shareholders       (29,071,132)    (11,729,582)
                                                          -------------   -------------

From Capital Share Transactions:
   Net increase in net assets from capital share
     transactions -- Note E                                  53,077,150      94,212,372
                                                          -------------   -------------
     Net Increase in Net Assets                              78,508,729     138,915,871

Net Assets:
   Beginning of year                                        456,202,741     317,286,870
                                                          -------------   -------------
   End of year*                                           $ 534,711,470   $ 456,202,741
                                                          =============   =============

* Includes overdistributed net investment income of:      $  (4,371,711)  $    (180,888)


                       See notes to financial statements.

--------------------------------------------------------------------------------

---------------
Baillie Gifford
 International
     Fund
---------------
      5
---------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

FINANCIAL HIGHLIGHTS

                                                                                                             February 8,
                                                              Year Ended December 31,                          1991* to
                                        ------------------------------------------------------------------   December 31,
                                          1997        1996        1995        1994        1993        1992       1991
                                        ---------------------------------------------------------------------------------
Net asset value,
  beginning of period ................  $  17.26    $  15.37    $  14.69    $  14.69    $  11.16    $ 12.37    $ 10.00
                                        --------    --------    --------    --------    --------    -------    -------
Income from Investment Operations
     Net investment income ...........      0.15        0.15        0.16        0.15        0.23       0.09       0.04
     Net realized and unrealized
       gain/(loss) on investments and
       translation of other assets and
       liabilities denominated
       in foreign currencies .........      1.91        2.21        1.49       (0.02)       3.54      (1.20)      2.52
                                        --------    --------    --------    --------    --------    -------    -------
     Net increase/(decrease) from
       investment operations .........      2.06        2.36        1.65        0.13        3.77      (1.11)      2.56
                                        --------    --------    --------    --------    --------    -------    -------

Dividends and Distributions to
  Shareholders from:
     Net investment income ...........     (0.15)      (0.14)      (0.15)      (0.13)      (0.24)     (0.10)     (0.04)
     Distributions in excess of
       net investment income .........     (0.15)      (0.10)      (0.12)         --          --         --         --
     Net realized gain on investments
       and foreign currency related
       transactions ..................     (0.75)      (0.23)      (0.70)         --          --         --      (0.15)
                                        --------    --------    --------    --------    --------    -------    -------
     Total dividends and distributions     (1.05)      (0.47)      (0.97)      (0.13)      (0.24)     (0.10)     (0.19)
                                        --------    --------    --------    --------    --------    -------    -------

Net asset value, end of period .......  $  18.27    $  17.26    $  15.37    $  14.69    $  14.69    $ 11.16    $ 12.37
                                        ========    ========    ========    ========    ========    =======    =======

Total return** .......................     11.93%      15.41%      11.23%       0.87%      34.04%     (8.90)%     8.56%
                                        ========    ========    ========    ========    ========    =======    =======

Ratios/supplemental data:
     Net assets, end of period
       (000's omitted) ...............  $534,711    $456,203    $317,287    $303,050    $186,795    $55,175    $36,012
     Ratio of expenses to average
       net assets ....................      0.97%       0.98%       0.99%       1.03%       1.11%      1.26%      1.67%(a)
     Ratio of net investment income to
       average net assets ............      0.74%       0.94%       0.97%       1.11%       1.75%      0.88%      0.61%(a)
     Portfolio turnover
       rate ..........................        51%         38%         52%         27%         18%        44%        14%
     Average rate of commissions
       paid(b) .......................  $ 0.0214    $ 0.0364

*     Commencement of operations.
** Total returns do not reflect the effects of charges deducted pursuant to the terms of GIAC's variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.
(a)   Annualized.
(b) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                       See notes to financial statements.

--------------------------------------------------------------------------------

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GIAC Funds, Inc.
----------------
        5
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--------------------------------------------------------------------------------
GIAC Funds, Inc. (Baillie Gifford International Fund)
----------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

----------------------------------------------
Note A -- Organization and Accounting Policies
----------------------------------------------

      GIAC Funds, Inc. (the Company) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (1940 Act), which was incorporated in Maryland on October 29, 1990. The Company was known as Baillie Gifford International Fund, Inc. prior to October 11, 1994 and GBG Funds, Inc. prior to March 27, 1997. Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (GIAC). GIAC is a wholly owned subsidiary of The Guardian Life Insurance Company of America. The Fund is available for investment only through certain variable annuity and variable life insurance contracts issued by GIAC.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

      Investments are carried at value. Securities listed on foreign exchanges and for which market quotations are readily available are valued at the closing price on the exchange on which the securities are traded or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices. Securities listed or traded on any domestic (U.S.) exchanges are valued at the last sale price or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Securities for which market quotations are not readily available, including restricted securities and illiquid assets, are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors. Investing outside of the U.S. may involve certain considerations and risks not typically associated with domestic investments including: the possibility of political and economic unrest and different levels of governmental supervision and regulation of foreign securities markets.

      Repurchase agreements are carried at cost which approximates market value (See Note E).

Foreign Currency Translation

      The books and records of the Fund are maintained in U.S. dollars as follows:

      (1) The foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into U.S. dollars at the current rate of exchange.

      (2) Purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

      The resulting gains and losses are included in the Statement of Operations as follows:

      Realized foreign exchange gains and losses, which result from changes in foreign exchange rates between the date on which the Fund earns dividends and interest or pays foreign withholding taxes or other expenses and the date on which U.S. dollar equivalent amounts are actually received or paid, are included in net realized gain on foreign currency related transactions. Realized foreign exchange gains and losses which result from changes in foreign exchange rates between the trade and settlement dates on security and currency transactions are also included in net realized gain or loss on foreign currency related transactions. Net currency gains and losses from valuing investments and other assets and liabilities denominated in foreign currency at the period end exchange rate are


--------------------------------------------------------------------------------

                                                                ----------------
                                                                GIAC Funds, Inc.
                                                                ----------------
                                                                        5
                                                                ----------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997

reflected in net change in unrealized appreciation or depreciation from translation of other assets and liabilities denominated in foreign currencies.

Forward Foreign Currency Contracts

      The Fund may enter into forward foreign currency contracts in connection with planned purchases or sales of securities, or to hedge against changes in currency exchange rates affecting the values of securities denominated in a particular currency. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Fluctuations in the value of forward foreign currency exchange contracts are recorded for book purposes as unrealized gains or losses on foreign currency related transactions by the Fund. When forward contracts are closed, the Fund records realized gains or losses equal to the differences between the values of such forward contracts at the time each was opened and the value at the time each was closed. Such amounts are recorded in net realized gain or loss on foreign currency related transactions. The Fund will not enter into a forward foreign currency contract if such contract would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency.

Securities Transactions and Investment Income

      Securities transactions are recorded on the trade date. Net realized gains or losses on sales of investments are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Taxes

      The Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code
(Code), and as such will not be subject to federal income tax on income (including any realized capital gains) which is distributed to its shareholders in accordance with the provisions of the Code. Therefore, no federal income tax provision is required. Losses on security transactions arising after October 31 are treated as arising on the first day of the Fund's next fiscal year.

      Investment income received from investments in foreign currencies may be subject to foreign withholding tax. Whenever possible, the Fund will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty.

Dividends and Distributions to Shareholders

      The Fund intends to distribute each year, as dividends, substantially all net investment income and net realized capital gains. All such dividends or distributions are credited in the form of additional shares of the Fund at net asset value on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations. Differences between the recognition of income on an income tax basis and recognition of income based on generally accepted accounting principles may cause temporary overdistributions of net realized gains and net investment income. Currently, the Fund's policy is to distribute net investment income approximately every six months and net capital gains once a year. This policy is, however, subject to change at any time by the Company's Board of Directors.

Reclassifications of Capital Accounts

      The treatment for financial statement purposes of distributions made during the year from net investment income and net realized gains may differ from the ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income or capital gain; and the rechar-


--------------------------------------------------------------------------------

----------------
GIAC Funds, Inc.
----------------
        5
----------------

--------------------------------------------------------------------------------
GIAC Funds, Inc. (Baillie Gifford International Fund)
----------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997

acterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

      During the year ended December 31, 1997, BGIF reclassified amounts to paid-in capital from undistributed/(overdistributed) net investment income and accumulated net realized gain/(loss) on investment and foreign currency related transactions. Increase (decrease) to the various capital accounts were as follows:

                  Undistributed/   Accumulated
                (overdistributed)  net realized
       Paid-in   net investment   gain/(loss) on
       capital       income        investments
       -------   --------------   --------------
BGIF     --         $339,986        $(339,986)


-----------------------------------------
Note B -- Investment Management Agreement
          and Payment to Related Parties
-----------------------------------------

      The Fund has an investment management agreement with Guardian Baillie Gifford Ltd. (GBG), a Scottish corporation formed through a joint venture between GIAC and Baillie Gifford Overseas Ltd. (BG Overseas). GBG is responsible for the overall investment management of the Fund's portfolio subject to the supervision of the Company's Board of Directors. GBG has entered into sub-investment management agreement with BG Overseas pursuant to which BG Overseas is responsible for the day-to-day management of the Fund. GBG continually monitors and evaluates the performance of BG Overseas.

      As compensation for its services, GBG receives a management fee computed at the rate of .80% of BGIF's average daily net assets. One-half of this fee (.40%) is payable by GBG to BG Overseas for its services. Payment of the sub-investment management fee does not represent a separate or additional expense to the Fund.

      No compensation is paid by the Company to a director who is deemed to be an "interested person" (as defined in the 1940 Act) of the Company. Each director not deemed an "interested person" is paid an annual fee of $500 and $350 for attendance at each meeting of the Company.

---------------------------------
Note C -- Investment Transactions
---------------------------------

      Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 1997 were as follows:

Purchases....................            $285,465,465
Proceeds.....................            $256,495,307

      The cost of investments owned at December 31, 1997 for federal income tax purposes is the same as for financial reporting purposes. The gross unrealized appreciation and (depreciation) of investments at December 31, 1997 were as follows:

Gross Appreciation...........            $124,312,393
Gross Depreciation...........             (18,858,317)
                                         ------------
Net Unrealized Appreciation..            $105,454,076
                                         ============

      Forward foreign currency contracts represent commitments to purchase or sell a specified amount of foreign currency at a future date and at a future price. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.


--------------------------------------------------------------------------------

                                                                GIAC Funds, Inc.
                                                                ----------------
                                                                        5
                                                                ----------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (continued)
December 31, 1997

      There were no open forward foreign currency contracts at December 31, 1997.

-------------------------------
Note D -- Repurchase Agreements
-------------------------------

     Collateral underlying repurchase agreements takes the form of either cash or fully negotiable U.S. government securities. Repurchase agreements are fully collateralized (including the interest earned thereon) and such collateral is marked-to-market daily while the agreements remain in force. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral and may claim any resulting loss against the seller. The Company's Board of Directors has established standards to evaluate the creditworthiness of broker-dealers and banks which engage in repurchase agreements with the Fund. Repurchase agreements of more than seven days duration (or investments in any other securities which are deemed to be not readily marketable by the staff of the Securities and Exchange Commission) are not permitted if more than 10% of the Fund's net assets would be so invested.

---------------------------------------
Note E -- Transactions in Capital Stock
---------------------------------------

      There are 1,000,000,000 shares of $0.10 par value capital stock authorized for the Fund. Transactions in capital stock were as follows:


                                       Year Ended December 31,            Year Ended December 31,
                                        1997            1996              1997              1996
-----------------------------------------------------------------------------------------------------
                                                Shares                            Amount
-----------------------------------------------------------------------------------------------------
Shares sold                           5,510,606       8,699,658      $ 103,914,585      $ 141,728,936
Shares issued in reinvestment of
  dividends and distributions         1,589,325         688,306         29,071,132         11,729,581
Shares repurchased                   (4,262,859)     (3,603,378)       (79,908,567)       (59,246,145)
-----------------------------------------------------------------------------------------------------
   Net increase                       2,837,072       5,784,586      $  53,077,150      $  94,212,372
-----------------------------------------------------------------------------------------------------

------------------------
Note F -- Line of Credit
------------------------

      A $20,000,000 line of credit available to the Fund and the other Guardian related Funds has been established with Morgan Guaranty Trust Company. The rate of interest charged on any borrowings is based upon the prevailing Federal Funds rate at the time of the loan plus .25% calculated on a 360 day basis per annum. For the year ended December 31, 1997, the Fund has not borrowed against this line of credit.

+ Commencement of operations.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

----------------
GIAC Funds, Inc.
----------------
        5
----------------

--------------------------------------------------------------------------------
Baillie Gifford International Fund
----------------------------------

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

      Board of Directors and Shareholders Baillie Gifford International Fund (a portfolio of the GIAC Funds, Inc.)

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Baillie Gifford International Fund (one of the portfolios constituting the GIACFunds, Inc.), as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Baillie Gifford International Fund at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.



/s/ Ernst & Young LLP

New York, New York
February 9, 1998


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                       This page intentionally left blank.


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Centurion Fund,
      Inc.
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       6
---------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1997

----------------------
COMMON STOCKS -- 90.7%
----------------------

  Shares                                              Value
---------------------------------------------------------------
Bank -- 9.2%
  100,000 BankBoston Corporation                  $  9,393,750
  150,000 BankAmerica Corp.                         10,950,000
  150,000 Citicorp                                  18,965,625
  300,000 Mellon Bank Corp.                         18,187,500
  150,000 State Street Corp.                         8,728,125
                                                  -------------
                                                    66,225,000
                                                  -------------
Computer & Peripherals -- 10.2%
  300,000 Bay Networks, Inc.*                        7,668,750
  300,000 Cisco Systems, Inc.*                      16,725,000
  250,000 Compaq Computer Corp.                     14,109,375
  100,000 Dell Computer Corp.*                       8,400,000
  375,000 EMC Corp.*                                10,289,063
  400,000 Quantum Corp.*                             8,025,000
  200,000 Sun Microsystems, Inc.*                    7,975,000
                                                  -------------
                                                    73,192,188
                                                  -------------
Computer Software & Services -- 6.2%
  200,000 BMC Software, Inc.*                       13,125,000
  200,000 Computer Associates International, Inc.   10,575,000
  100,000 Microsoft Corp.*                          12,925,000
  150,000 Networks Associates, Inc.*                 7,931,250
                                                  -------------
                                                    44,556,250
                                                  -------------
Drug -- 7.1%
  260,000 Amgen Inc.*                               14,072,500
  140,000 Lilly (Eli) & Co.                          9,747,500
  120,000 Merck & Co., Inc.                         12,750,000
  100,000 Pfizer, Inc.                               7,456,250
   60,000 Warner-Lambert Co.                         7,440,000
                                                  -------------
                                                    51,466,250
                                                  -------------
Electrical Equipment -- 2.3%
  225,000 General Electric Co.                      16,509,375
                                                  -------------
Financial Services -- 3.0%
  300,000 Money Store Inc. (The)                     6,300,000
  285,000 Travelers Group, Inc.                     15,354,375
                                                  -------------
                                                    21,654,375
                                                  -------------
Healthcare Information Systems -- 2.0%
  300,000 HBO & Co.                                 14,400,000
                                                  -------------
Household Products -- 3.9%
  165,000 Colgate-Palmolive Co.                   $ 12,127,500
  200,000 Procter & Gamble Co.                      15,962,500
                                                  -------------
                                                    28,090,000
                                                  -------------
Insurance-Diversified -- 2.3%
  150,000 American International Group, Inc.        16,312,500
                                                  -------------
Insurance-Life -- 4.1%
  300,000 Conseco, Inc.                             13,631,250
  375,000 SunAmerica Inc.                           16,031,250
                                                  -------------
                                                    29,662,500
                                                  -------------
Manufactured Housing/
  Recreational Vehicles -- 1.4%
  300,000 Oakwood Homes Corp.                        9,956,250
                                                  -------------
Medical Supplies -- 6.4%
  200,000 Cardinal Health, Inc.                     15,025,000
  125,000 Guidant Corp.                              7,781,250
  120,000 Johnson & Johnson                          7,905,000
  300,000 Medtronic, Inc.                           15,693,750
                                                  -------------
                                                    46,405,000
                                                  -------------
Oilfield Services/Equipment -- 13.3%
  150,000 BJ Services Co.*                          10,790,625
  250,000 Baker Hughes Inc.                         10,906,250
  400,000 ENSCO International Inc.                  13,400,000
  300,000 Global Marine, Inc.*                       7,350,000
  200,000 Halliburton Co.                           10,387,500
  500,000 Parker Drilling Co.*                       6,093,750
  125,000 Schlumberger Ltd.                         10,062,500
  160,000 Smith International, Inc.*                 9,820,000
  350,000 Transocean Offshore, Inc.                 16,865,625
                                                  -------------
                                                    95,676,250
                                                  -------------
Retail Store -- 0.9%
  100,300 Dayton Hudson Corp.                        6,770,250
                                                  -------------
Securities Brokerage -- 3.2%
  200,000 Merrill Lynch & Co., Inc.                 14,587,500
  200,000 Schwab (Charles) Corp.                     8,387,500
                                                  -------------
                                                    22,975,000
                                                  -------------
Semiconductor -- 2.0%
  200,000 Intel Corp.                               14,050,000
                                                  -------------


                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                                 ---------------
                                                                    Value Line
                                                                 Centurion Fund,
                                                                       Inc.
                                                                 ---------------
                                                                        6
                                                                 ---------------

      Shares                                              Value
------------------------------------------------------------------
Telecommunications Equipment -- 4.9%
     200,000 ADC Telecommunications Inc.*             $  8,350,000
     800,000 PairGain Technologies, Inc.*               15,500,000
     220,000 Tellabs, Inc.*                             11,632,500
                                                      ------------
                                                        35,482,500
                                                      ------------
Thrift -- 3.6%
     215,000 Federal Home Loan Mortgage Corp.            9,016,562
     165,000 Federal National Mortgage Association       9,415,313
     120,000 Washington Mutual, Inc.                     7,657,500
                                                      ------------
                                                        26,089,375
                                                      ------------
Tobacco -- 1.9%
     300,000 Philip Morris Companies, Inc.              13,593,750
                                                      ------------
Toiletries/Cosmetics -- 2.8%
     200,000 Gillette Co.                               20,087,500
                                                      ------------
TOTAL COMMON STOCKS AND
TOTAL INVESTMENT SECURITIES -- 90.7%
(Cost $482,410,175)                                    653,154,313
                                                      ------------

------------------------------
SHORT-TERM INVESTMENTS -- 9.9%
------------------------------

     Principal
      Amount                                              Value
------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 3.4%
 $25,000,000 Federal National Mortagage
              Association Discount Notes 5.69%,
              due 1/21/98                             $ 24,920,972
                                                      ------------
REPURCHASE AGREEMENT -- 6.5%
(including accrued interest)
 $46,600,00  Collateralized by $47,320,000
              U.S. Treasury Notes 6%, due 6/30/99,
              with a value of $47,556,600 (With
              First Chicago Capital Markets, Inc.
              5.85%, dated 12/31/97 due 1/2/98,
              delivery value $46,615,145)               46,607,572
                                                      ------------
TOTAL SHORT-TERM INVESTMENTS
(Cost $71,528,544)                                      71,528,544

EXCESS OF LIABILITIES OVER CASH AND
RECEIVABLES -- (-0.6%)                                  (4,592,311)
                                                      ------------
NET ASSETS -- 100.0%                                  $720,090,546
                                                      ============

NET ASSET VALUE PER
OUTSTANDING SHARE
($720,090,546 / 28,218,235
shares outstanding)                                   $      25.52
                                                      ============

* Non-income producing


                       See notes to financial statements.
--------------------------------------------------------------------------------

---------------
   Value Line
Centurion Fund,
      Inc.
---------------
       6
---------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1997

ASSETS:
  Investment securities, at value
   (cost $482,410,175)                              $653,154,313
  Short-term investments (cost $71,528,544)           71,528,544
  Cash                                                    55,108
  Receivable for securities sold                       3,269,851
  Dividends and interest receivable                      346,937
  Receivable for capital shares sold                      83,122
                                                    ------------
    TOTAL ASSETS                                     728,437,875
                                                    ------------

LIABILITIES:
  Payable for securities purchased                     6,762,728
  Payable for capital shares repurchased               1,108,332
  Accrued expenses:
   Advisory fee                                          304,124
   GIAC administrative service fee                       115,000
   Other                                                  57,145
                                                    ------------
    TOTAL LIABILITIES                                  8,347,329
                                                    ------------
NET ASSETS                                          $720,090,546
                                                    ============

NET ASSETS CONSIST OF:
  Capital stock, at $1.00 par value
   (authorized 50,000,000, outstanding
   28,218,235 shares)                               $ 28,218,235
  Additional paid-in capital                         473,422,268
  Undistributed investment income -- net               2,319,123
  Undistributed net realized gain on investments      45,386,782
  Unrealized net appreciation of investments         170,744,138
                                                    ------------
NET ASSETS                                          $720,090,546
                                                    ============

NET ASSET VALUE PER
OUTSTANDING SHARE
  ($720,090,546 / 28,218,235
  shares outstanding)                               $      25.52
                                                    ============

STATEMENT OF OPERATIONS
Year Ended
December 31, 1997

Investment Income:
  Dividends                                         $  4,355,316
  Interest                                             2,256,072
                                                    ------------
    Total Income                                       6,611,388
                                                    ------------

Expenses:
  Investment advisory fee                              3,485,040
  GIAC administrative service fee                        498,103
  Custodian fees                                          73,975
  Insurance and dues                                      45,801
  Auditing and legal fees                                 37,543
  Postage                                                 16,963
  Directors' fees and expenses                            15,010
  Printing and stationery                                  8,275
  Taxes and other                                            749
                                                    ------------
    Total Expenses Before Custody Credits              4,181,459
    Less: Custody Credits                                 (5,747)
                                                    ------------
    Net Expenses                                       4,175,712
                                                    ------------
Investment Income -- Net                               2,435,676
                                                    ------------

Realized and Unrealized Gain on
 Investments -- Net:
  Realized gain -- net                                45,610,251
  Change in unrealized appreciation                   83,192,727
                                                    ------------
Net Realized Gain and Change in Unrealized
  Appreciation on Investments                        128,802,978
                                                    ------------
Net Increase in Net Assets from Operations          $131,238,654
                                                    ============


                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                                 ---------------
                                                                    Value Line
                                                                 Centurion Fund,
                                                                       Inc.
                                                                 ---------------
                                                                        6
                                                                 ---------------

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
for the Years Ended
December 31, 1997 and 1996

                                          1997            1996
                                 -------------   -------------
Operations:
 Investment income -- net        $   2,435,676   $   2,135,403
 Realized gain on
  investments -- net                45,610,251     114,105,936
 Change in unrealized
  appreciation                      83,192,727     (25,679,011)
                                 -------------   -------------
 Net increase in net assets
  from operations                  131,238,654      90,562,328
                                 -------------   -------------

Distributions to Shareholders:
 Investment income -- net           (2,225,662)     (2,617,548)
 Realized gain from investment
  transactions -- net             (114,003,360)    (67,401,766)
                                 -------------   -------------
 Total distributions              (116,229,022)    (70,019,314)
                                 -------------   -------------

Capital Share Transactions:
 Proceeds from sale of shares       80,062,970     134,593,465
 Proceeds from reinvestment of
  distributions to shareholders    116,229,022      70,019,314
 Cost of shares repurchased       (130,551,904)   (111,263,942)
                                 -------------   -------------
 Net increase from capital
  share transactions                65,740,088      93,348,837
                                 -------------   -------------

Total Increase in Net Assets        80,749,720     113,891,851

Net Assets:
 Beginning of year                 639,340,826     525,448,975
                                 -------------   -------------
 End of year                     $ 720,090,546   $ 639,340,826
                                 =============   =============
Undistributed Investment
 Income -- Net at End of Year    $   2,319,123   $   2,109,109
                                 =============   =============


                       See notes to financial statements.
--------------------------------------------------------------------------------

---------------
   Value Line
Centurion Fund,
      Inc.
---------------
       6
---------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

------------------------------------
1 -- Significant Accounting Policies
------------------------------------

      Value Line Centurion Fund, Inc. (the "Fund") is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. The Fund's portfolio will usually consist of common stocks ranked 1 or 2 for year-ahead performance by The Value Line Investment Survey, one of the nation's major investment advisory services.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A) Security Valuation

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices and, commencing 60 days prior to maturity, such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements

      In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholder. Therefore, no federal income tax provision is required.

(D) Dividends and Distributions

      It is the Fund's policy to distribute to its shareholder, as dividends and as capital gains distributions, all the net investment income for the year and all net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax


--------------------------------------------------------------------------------

                                                                 ---------------
                                                                    Value Line
                                                                 Centurion Fund,
                                                                       Inc.
                                                                 ---------------
                                                                        6
                                                                 ---------------

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Directors.

(E) Amortization

      Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments adjusted for amortization of discount, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

----------------------------------------------
2 -- Capital Share Transactions, Dividends and
     Distributions
----------------------------------------------

      Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc.
(GIAC). Transactions in capital stock were as follows:

                                            Year Ended      Year Ended
                                           December 31,    December 31,
                                              1997            1996
                                           ------------    ------------
Shares sold                                 3,037,284       5,349,533
Shares issued in reinvestment
  of dividends and distributions            4,477,235       3,184,143
                                            ---------       ---------
                                            7,514,519       8,533,676
Shares repurchased                          5,048,869       4,453,198
                                            ---------       ---------
Net increase                                2,465,650       4,080,478
                                            =========       =========
Dividends per share from net
  investment income                             $ .09           $ .12
                                            =========       =========
Distributions per share from
  net realized gains                           $ 4.61          $ 3.09
                                            =========       =========

--------------------------------------
3 -- Purchases and Sales of Securities
--------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                        Year Ended
                                       December 31,
                                           1997
                                     ----------------
PURCHASES:
  Investment Securities                $551,943,242
                                       ============
SALES:
  Investment Securities                $642,605,742
                                       ============

      At December 31, 1997, the aggregate cost of investment securities and short-term investments for federal income tax purposes is $553,938,719. The aggregate appreciation and depreciation of invest-


--------------------------------------------------------------------------------

---------------
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Centurion Fund,
      Inc.
---------------
       6
---------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

NOTES TO FINANCIAL STATEMENTS
December 31, 1997

ments for the year ended December 31, 1997, based on a comparison of investment values and their costs for federal income tax purposes is $178,685,518 and $7,941,380 respectively, resulting in a net appreciation of $170,744,138.

---------------------------------------------
4 -- Investment Advisory Contract, Management
     Fees and Transactions with Affiliates
---------------------------------------------

      An advisory fee of $3,485,040 was paid or payable to Value Line, Inc. (the Adviser), the Fund's investment adviser, for the year ended December 31, 1997. This was computed at an annual rate of 1/2 of 1% of the average daily net assets of the Fund during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

      Certain officers and directors of the Adviser and Value Line Securities, Inc., (the Fund's distributor and a registered broker/dealer) and of GIAC are also officers and directors of the Fund. A former officer of GIAC who is also a director of the Fund was paid a fee of $2,718 for the year ended December 31, 1997. During the year ended December 31, 1997, the Fund paid brokerage commissions totalling $448,753 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      The Fund has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the year ended December 31, 1997, the Fund incurred expenses of $498,103 in connection with such services rendered by GIAC.


--------------------------------------------------------------------------------

                                                                 ---------------
                                                                    Value Line
                                                                 Centurion Fund,
                                                                       Inc.
                                                                 ---------------
                                                                        6
                                                                 ---------------

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each year:

                                                                Year Ended December 31,
                                            -----------------------------------------------------------
                                              1997           1996          1995       1994       1993
                                            --------      ---------      --------   --------   --------
Net asset value, beginning of year          $  24.83      $   24.25      $  17.83   $  18.52   $  20.04
                                            --------      ---------      --------   --------   --------
 Income (loss) from investment operations:
 Net investment income                           .09            .08           .12        .10        .12
 Net gains or losses on securities (both
   realized and unrealized)                     5.30           3.71          6.96       (.51)      1.73
                                            --------      ---------      --------   --------   --------
 Total from investment operations               5.39           3.79          7.08       (.41)      1.85
                                            --------      ---------      --------   --------   --------

 Less distributions:
  Dividends from net investment income          (.09)          (.12)         (.10)      (.01)      (.12)
  Distributions from capital gains             (4.61)         (3.09)         (.56)      (.27)     (3.25)
                                            --------      ---------      --------   --------   --------
  Total distributions                          (4.70)         (3.21)         (.66)      (.28)     (3.37)
                                            --------      ---------      --------   --------   --------

Net asset value, end of year                $  25.52      $   24.83      $  24.25   $  17.83   $  18.52
                                            --------      ---------      --------   --------   --------
Total return**                                 21.39%        +17.34%       +40.08%     -2.21%     +9.21%
                                            ========      =========      ========   ========   ========

Ratios/Supplemental Data:
Net assets, end of year (in thousands)      $720,091      $ 639,341      $525,449   $352,745   $373,910
Ratio of operating expenses to average
  net assets                                     .60%(1)        .59%(1)       .62%       .61%       .61%
Ratio of net investment income to average
  net assets                                     .35%           .36%          .60%       .57%       .57%
Portfolio turnover rate                           85%           141%          114%       122%       118%
Average commissions paid per share of
  common stock investments purchased/sold   $  .0493      $    .049(2)

(1)   Before offset of custody credits.
(2)   Disclosure effective for fiscal years beginning on or after 9/1/95.


** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.


                       See notes to financial statements.
--------------------------------------------------------------------------------

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---------------
       6
---------------

--------------------------------------------------------------------------------
Value Line Centurion Fund, Inc.
-------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of Value Line Centurion Fund, Inc.

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Centurion Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036
February 13, 1998


--------------------------------------------------------------------------------

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                                                                    Value Line
                                                                 Centurion Fund,
                                                                       Inc.
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                                                                        6
                                                                 ---------------

--------------------------------------------------------------------------------

----------------------------
Shareholders Meeting Results (unaudited)
----------------------------

      A special meeting of shareholders of Value Line Centurion Fund, Inc. was held on October 30, 1997. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

1. The election of six Directors to serve until their successors are duly elected and qualified.

                         Number of Votes:
                         ---------------
       Director            For     Withheld  Broker Non-Votes*
       --------            ---     --------  -----------------
Jean Bernhard Buttner  28,633,179   233,545         0
John W. Chandler       28,610,654   256,070         0
Leo R. Futia           28,608,431   258,294         0
David H. Porter        28,622,697   244,027         0
Paul Craig Roberts     28,628,244   238,480         0
Nancy-Beth Sheerr      28,623,902   242,822         0

2. Ratification of the selection of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1997.

                         Number of Votes:
                         ---------------
        For             Against    Abstain   Broker Non-Votes*
        ---             -------    -------   ----------------
     28,479,364         102,682    284,677          0

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


--------------------------------------------------------------------------------

---------------
   Value Line
Strategic Asset
   Management
---------------
       7
---------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1997

------------------------
  COMMON STOCKS -- 56.9%
------------------------
   Shares                                       Value
--------------------------------------------------------
Advertising -- 1.1%
 306,000 Omnicom Group, Inc.                 $12,966,750
                                             -----------
Aerospace/Defense -- 1.7%
 115,000 BE Aerospace, Inc.*                   3,076,250
  35,000 General Dynamics Corp.                3,025,313
  29,000 Northrop Grumman Corp.                3,335,000
  81,700 Precision Castparts Corp.             4,927,531
  53,000 Sundstrand Corp.                      2,669,875
  45,000 Thiokol Corp.                         3,656,250
                                             -----------
                                              20,690,219
                                             -----------
Air Transport -- 1.2%
  96,000 Airborne Freight Corp.                5,964,000
  87,700 Alaska Air Group, Inc.*               3,398,375
  80,000 Comair Holdings, Inc.                 1,930,000
  55,000 U.S. Airways Group, Inc.*             3,437,500
                                             -----------
                                              14,729,875
                                             -----------
Apparel -- 0.8%
  60,000 Jones Apparel Group, Inc.*            2,580,000
  63,200 Liz Claiborne, Inc.                   2,642,550
  36,000 Nautica Enterprises, Inc.*              837,000
  66,000 V.F. Corp.                            3,031,875
                                             -----------
                                               9,091,425
                                             -----------
Auto & Truck -- 0.3%
 130,000 Navistar International
          Corp., Inc.*                         3,225,625
                                             -----------
Auto Parts-Original Equipment -- 0.7%
  38,000 Eaton Corp.                           3,391,500
 112,000 Tower Automotive, Inc.*               4,711,000
                                             -----------
                                               8,102,500
                                             -----------
Bank -- 0.8%
  88,000 Mellon Bank Corp.                     5,335,000
  78,000 SouthTrust Corp.                      4,948,125
                                             -----------
                                              10,283,125
                                             -----------
Bank-Midwest -- 1.6%
  12,300 National City Corp.                     808,725
  70,000 Northern Trust Corp.                  4,882,500
  98,000 Norwest Corp.                         3,785,250
  82,000 U.S. Bancorp                          9,178,875
                                             -----------
                                              18,655,350
                                             -----------

Beverage-Soft Drink -- 1.1%
 376,000 Coca-Cola Enterprises Inc.           13,371,500
                                             -----------
Building Materials -- 0.3%
  80,000 Masco Corp.                           4,070,000
                                             -----------
Cable TV -- 0.3%
  28,000 Comcast Corp. Class "A"                 883,750
 110,000 Tele-Communications, Inc.-
          TCI Group Series "A"*                3,073,125
                                             -----------
                                               3,956,875
                                             -----------
Cement & Aggregates -- 0.1%
  18,000 Vulcan Materials Co.                  1,838,250
                                             -----------
Chemical-Specialty -- 0.2%
  28,000 Rohm & Haas Co.                       2,681,000
                                             -----------
Coal/Alternate Energy -- 0.6%
 159,000 AES Corp.*                            7,413,375
                                             -----------
Computer & Peripherals -- 1.9%
  46,000 American Power Conversion
          Corp.*                               1,086,750
  88,000 Bay Networks, Inc.*                   2,249,500
 128,000 EMC Corp.*                            3,512,000
  50,000 International Business Machines
          Corp                                 5,228,125
  52,000 MRV Communications, Inc.*             1,241,500
  60,000 Storage Technology Corp.*             3,716,250
  60,000 Tech Data Corp.*                      2,332,500
 218,000 Unisys Corp.*                         3,024,750
                                             -----------
                                              22,391,375
                                             -----------
Computer Software & Services -- 2.8%
  30,000 Citrix Systems, Inc.*                 2,280,000
  63,000 Computer Associates International,
          Inc                                  3,331,125
 268,000 Compuware Corp.*                      8,576,000
  90,000 Fiserv, Inc.*                         4,421,250
  15,000 Hyperion Software Corp.*                536,250
  20,000 National Data Corp.                     722,500
 116,000 PeopleSoft, Inc.*                     4,524,000
 140,000 Symantec Corp.*                       3,071,250
  63,000 Systems & Computer Technology
          Corp.*                               3,126,375
  50,000 Veritas Software Corp.*               2,550,000
                                             -----------
                                              33,138,750
                                             -----------


                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                                 ---------------
                                                                    Value Line
                                                                 Strategic Asset
                                                                    Management
                                                                 ---------------
                                                                        7
                                                                 ---------------

--------------------------------------------------------------------------------

   Shares                                     Value
------------------------------------------------------
Diversified Companies -- 1.6%
  34,000 Danaher Corp.                    $ 2,146,250
  17,000 GATX Corp.                         1,233,562
  50,000 Raychem Corp.                      2,153,125
  44,000 Textron, Inc.                      2,750,000
 240,000 Tyco International, Ltd.          10,815,000
                                          -----------
                                           19,097,937
                                          -----------
Drug -- 2.1%
  24,000 Dura Pharmaceuticals, Inc.*        1,101,000
  76,000 ICN Pharmaceuticals, Inc.          3,709,750
  73,000 MedImmune, Inc.*                   3,129,875
  35,000 Merck & Co., Inc.                  3,718,750
 108,000 Pfizer, Inc.                       8,052,750
  62,000 Schering-Plough Corp.              3,851,750
  16,000 Sepracor, Inc.*                      641,000
  42,000 Vical, Inc.*                         504,000
                                          -----------
                                           24,708,875
                                          -----------
Drugstore -- 0.7%
  90,000 CVS Corp.                          5,765,625
  54,000 Rite Aid Corp.                     3,169,125
                                          -----------
                                            8,934,750
                                          -----------
Electrical Utility-Central -- 0.4%
  50,000 Cinergy Corp.                      1,915,625
 100,000 Houston Industries, Inc.           2,668,750
                                          -----------
                                            4,584,375
                                          -----------
Electric Utility-East -- 1.1%
  51,700 American Electric Power Co.,
          Inc.                              2,669,012
  56,000 Consolidated Edison, Inc.          2,296,000
 140,994 Duke Energy Corp.                  7,807,543
                                          -----------
                                           12,772,555
                                          -----------
Electric Utility-West -- 0.2%
 100,000 Edison International               2,718,750
                                          -----------
Electrical Equipment -- 0.7%
 120,000 General Electric Co.               8,805,000
                                          -----------
Electronics -- 1.2%
  62,000 Lexmark International Group,
          Inc. Class "A"*                   2,356,000
 144,400 Spectrian Corp.*                   2,779,700
 256,500 Symbol Technologies, Inc.          9,682,875
                                          -----------
                                           14,818,575
                                          -----------
Entertainment -- 1.7%
 132,000 CBS Corp.                          3,885,750
  47,000 Chancellor Media Corp.*            3,507,375
  90,000 Clear Channel Communications,
          Inc.*                             7,149,375
  68,000 King World Productions, Inc.       3,927,000
  25,000 Time Warner Inc.                   1,550,000
                                          -----------
                                           20,019,500
                                          -----------
Environmental -- 0.6%
 135,000 Allied Waste Industries,
          Inc.*                             3,147,188
  98,000 USA Waste Services, Inc.*          3,846,500
  25,000 U.S. Filter Corp.*                   748,437
                                          -----------
                                            7,742,125
                                          -----------
Financial Services -- 0.9%
  11,800 Countrywide Credit Industries,
          Inc.                                505,925
  58,000 Green Tree Financial Corp.         1,518,875
  37,000 Loews Corp.                        3,926,625
  94,000 Money Store Inc. (The)             1,974,000
  51,000 Travelers Group, Inc.              2,747,625
                                          -----------
                                           10,673,050
                                          -----------
Food Processing -- 1.6%
  40,000 ConAgra, Inc.                      1,312,500
  52,000 Dean Foods Co.                     3,094,000
  75,000 Interstate Bakeries Corp.          2,803,125
  66,000 Quaker Oats Co.                    3,481,500
  68,000 Smithfield Foods, Inc.*            2,244,000
  44,200 Suiza Foods Corp.*                 2,632,663
  62,000 Unilever N.V. (New York Shares)    3,871,125
                                          -----------
                                           19,438,913
                                          -----------
Foreign Telecommunication -- 0.2%
  60,000 Ericsson (L.M.) Telephone Co.-
           Class "B"(ADR)                   2,238,750
                                          -----------
Grocery -- 1.9%
 166,000 Kroger Co.*                        6,131,625
 205,400 Safeway, Inc.*                    12,991,550
  70,000 Whole Foods Market, Inc.*          3,578,750
                                          -----------
                                           22,701,925
                                          -----------
Health Care Information System -- 0.4%
  96,000 HBO & Co.                          4,608,000
                                          -----------


                       See notes to financial statements.
--------------------------------------------------------------------------------

---------------
   Value Line
Strategic Asset
   Management
---------------
       7
---------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1997

   Shares                                        Value
--------------------------------------------------------
Home Appliance -- 0.1%
  22,000 Maytag Corp.                        $   820,875
                                             -----------
Hotel/Gaming -- 0.9%
  60,000 Hilton Hotels Corp.                   1,785,000
 200,000 Prime Hospitality Corp.*              4,075,000
  44,000 Promus Hotel Corp.*                   1,848,000
 157,000 Rio Hotel & Casino, Inc.*             3,297,000
                                             -----------
                                              11,005,000
                                             -----------
Industrial Services -- 0.6%
  82,000 Equifax, Inc.                         2,905,875
  52,000 Robert Half International, Inc.*      2,080,000
 200,000 Superior Energy Sevices, Inc.*        2,025,000
                                             -----------
                                               7,010,875
                                             -----------
Insurance-Diversified -- 0.8%
 100,000 American Bankers
          Insurance Group, Inc.                4,593,750
  25,000 American International Group, Inc.    2,718,750
  32,400 Lincoln National Corp.                2,531,250
                                             -----------
                                               9,843,750
                                             -----------
Insurance-Life -- 1.4%
 201,000 Conseco, Inc.                         9,132,937
  50,000 Equitable Companies, Inc. (The)       2,487,500
  34,700 SunAmerica Inc.                       1,483,425
  80,000 Torchmark Corp.                       3,365,000
                                             -----------
                                              16,468,862
                                             -----------
Insurance-Property/Casualty -- 1.4%
  15,500 ACE, Ltd.                             1,495,750
  70,000 Allstate Corp. (The)                  6,361,250
  44,000 Executive Risk Inc.                   3,071,750
  51,000 Progressive Corp.                     6,113,625
                                             -----------
                                              17,042,375
                                             -----------
Machinery -- 1.3%
  20,000 Cummins Engine Company, Inc.          1,181,250
  64,000 DT Industries, Inc.                   2,176,000
 116,000 Dover Corp.                           4,190,500
  45,000 Ingersoll -- Rand Co.                 1,822,500
  53,550 Parker -- Hannifin Corp.              2,456,606
 100,000 Terex Corp.*                          2,350,000
  41,000 Zoltek Companies, Inc.*               1,142,875
                                             -----------
                                              15,319,731
                                             -----------

Medical Services -- 1.0%
 150,000 Health Management Associates, Inc.
          Class "A"*                           3,787,500
  73,000 Lincare Holdings, Inc.*               4,161,000
  70,000 Universal Health Services, Inc.
          Class "B"*                           3,526,250
                                             -----------
                                              11,474,750
                                             -----------
Medical Supplies -- 1.4%
  60,000 Guidant Corp.                         3,735,000
  55,154 Johnson & Johnson                     3,633,270
  44,000 McKesson Corp.                        4,760,250
  73,000 Safeskin Corp.*                       4,142,750
  18,000 Sofamor Danek Group, Inc.*            1,171,125
                                             -----------
                                              17,442,395
                                             -----------
Metal Fabricating -- 0.1%
  20,000 Trinity Industries, Inc.                892,500
                                             -----------
Natural Gas-Distribution -- 0.2%
  50,000 MCN Energy Group Inc.                 2,018,750
                                             -----------
Newspaper -- 0.4%
  62,000 New York Times Co. (The) Class "A"    4,099,750
   6,000 Tribune Co.                             374,918
                                             -----------
                                               4,474,668
                                             -----------
Office Equipment & Supplies -- 0.8%
 160,000 Office Depot, Inc.*                   3,830,000
 195,625 Staples, Inc.*                        5,428,594
                                             -----------
                                               9,258,594
                                             -----------
Oilfield Services/Equipment -- 0.5%
 160,000 Global Industries, Ltd.*              2,720,000
 310,000 Grey Wolf, Inc.*                      1,666,250
  21,500 Pride International, Inc.*              542,875
  50,000 Tuboscope Inc.*                       1,203,125
                                             -----------
                                               6,132,250
                                             -----------
Packaging & Container -- 0.3%
  62,000 Sealed Air Corp.*                     3,828,500
                                             -----------
Petroleum-Integrated -- 2.4%
  50,000 Amoco Corp.                           4,256,250
  60,000 Atlantic Richfield Co.                4,807,500
  80,000 British Petroleum Co. PLC (ADR)       6,375,000
  46,000 Mobil Corp.                           3,320,625


                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                                 ---------------
                                                                    Value Line
                                                                 Strategic Asset
                                                                    Management
                                                                 ---------------
                                                                        7
                                                                 ---------------

--------------------------------------------------------------------------------

   Shares                                         Value
---------------------------------------------------------
Petroleum-Integrated -- 2.4% (continued)
 125,000 Occidental Petroleum Corp.          $  3,664,062
 180,000 USX-- Marathon Group                   6,075,000
                                             ------------
                                               28,498,437
                                             ------------
Petroleum-Producing -- 0.4%
  50,000 Burlington Resources, Inc.             2,240,625
  60,000 Noble Affiliates, Inc.                 2,115,000
                                             ------------
                                                4,355,625
                                             ------------
Precision Instrument -- 0.2%
  30,000 Perkin-Elmer Corp.                     2,131,875
                                             ------------
Publishing -- 0.3%
  55,000 McGraw-Hill Companies, Inc.            4,070,000
                                             ------------
Recreation -- 0.5%
  12,000 Carnival Corp. Class "A"                 664,500
 166,000 Harley-Davidson, Inc.                  4,544,250
  10,000 Royal Caribbean Cruises, Ltd.            533,125
                                             ------------
                                                5,741,875
                                             ------------
Restaurant -- 0.5%
  70,000 CKE Restaurants, Inc.                  2,948,750
  78,000 Rainforest Cafe, Inc.*                 2,574,000
                                             ------------
                                                5,522,750
                                             ------------
Retail-Special Lines -- 3.6%
  38,000 Barnes & Noble, Inc.*                  1,268,250
 119,000 Best Buy Co., Inc.*                    4,388,125
 104,000 Borders Group, Inc.*                   3,256,500
 130,000 CompUSA, Inc.*                         4,030,000
  75,000 Gap, Inc.                              2,657,813
  58,000 General Nutrition Companies, Inc.*     1,972,000
 107,000 Goody's Family Clothing, Inc.*         2,909,062
 100,000 Michaels Stores, Inc.*                 2,925,000
  36,000 Payless ShoeSource, Inc.*              2,416,500
  95,400 Pier 1 Imports, Inc.                   2,158,425
 146,000 Ross Stores Inc.                       5,310,750
 200,000 TJX Companies, Inc.                    6,875,000
  70,000 Tandy Corp.                            2,699,375
                                             ------------
                                               42,866,800
                                             ------------
Retail Building Supply -- 0.3%
  68,000 Lowes Companies, Inc.                  3,242,750
                                             ------------

Retail Store -- 3.5%
 111,437 Consolidated Stores Corp.*             4,896,263
 104,000 Costco Companies Inc.*                 4,641,000
  80,000 Dayton-Hudson Corp.                    5,400,000
  94,797 Dollar General Corp.                   3,436,391
 150,000 Family Dollar Stores, Inc.             4,396,875
  60,000 Federated Department Stores, Inc.*     2,583,750
  97,000 Kohl's Corp.*                          6,608,125
 168,000 Meyer (Fred), Inc.*                    6,111,000
 100,000 Proffitt's, Inc.*                      2,843,750
  55,000 Stein Mart, Inc.*                      1,471,250
                                             ------------
                                               42,388,404
                                             ------------
Securities Brokerage -- 0.2%
  75,000 Schwab (Charles) Corp.                 3,145,313
                                             ------------
Semiconductor -- 0.1%
  16,000 Dallas Semiconductor Corp.               652,000
                                             ------------
Shoe -- 0.2%
 119,250 Wolverine World Wide, Inc.             2,698,031
                                             ------------
Telecommunications Equipment -- 0.3%
  46,000 Loral Space & Communications Ltd.*       986,125
  32,000 PairGain Technologies, Inc.*             620,000
  30,000 QUALCOMM Incorporated*                 1,515,000
                                             ------------
                                                3,121,125
                                             ------------
Telecommunications Services -- 1.7%
  88,000 AirTouch Communications, Inc.*         3,657,500
  42,000 Bell Atlantic Corp.                    3,822,000
  66,000 BellSouth Corp.                        3,716,625
 104,000 Cincinnati Bell, Inc.                  3,224,000
 145,000 Mobile Telecommunications
           Technologies Corp. *                 3,190,000
 116,000 WinStar Communications, Inc.*          2,892,750
                                             ------------
                                               20,502,875
                                             ------------
Tobacco -- 0.5%
 129,000 Philip Morris Companies, Inc.          5,845,313
                                             ------------
Toiletries/Cosmetics -- 0.2%
  40,000 Avon Products, Inc.                    2,455,000
                                             ------------
TOTAL COMMON STOCKS
 (Cost $506,870,546)                          680,741,122
                                             ------------


                       See notes to financial statements.
--------------------------------------------------------------------------------

---------------
   Value Line
Strategic Asset
   Management
---------------
       7
---------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

SCHEDULE OF INVESTMENTS
December 31, 1997
------------------------------------
  U.S. TREASURY OBLIGATIONS -- 23.3%
------------------------------------
  Principal
   Amount                                               Value
----------------------------------------------------------------
$55,000,000 U.S. Treasury Notes 6 3/4%,
              due 5/31/99                           $ 55,807,400
 50,000,000 U.S. Treasury Notes 6 3/8%,
              due 5/15/00                             50,744,500
 16,000,000 U.S. Treasury Notes 7 3/4%,
              due 2/15/01                             16,914,400
 50,000,000 U.S. Treasury Notes 6 1/2%,
              due 5/31/02                             51,448,500
 31,000,000 U.S. Treasury Notes 5 7/8%,
              due 11/15/05                            31,161,820
 20,000,000 U.S. Treasury Notes 6 1/8%,
              due 8/15/07                             20,548,800
 45,000,000 U.S. Treasury Bonds 7 1/4%,
              due 8/15/22                             51,962,400
                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $268,841,843)                                278,587,820
                                                    ------------

--------------------------------------------
  U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.1%
--------------------------------------------
  6,740,000 Federal National Mortgage Association
              6.85%, due 8/22/05                       7,065,205
 27,000,000 Federal Home Loan Mortgage Corp.
              7.10%, due 4/10/07                      29,017,710
 13,000,000 Federal National Mortgage Association
              6.50%, due 7/16/07                      13,450,190
                                                   -------------
TOTAL U.S. GOVERNMENT AGENCY
  OBLIGATIONS (Cost $48,992,347)                      49,533,105
                                                   -------------
TOTAL INVESTMENT SECURITIES -- 84.3%
  (Cost $824,704,736)                              1,008,862,047
                                                   -------------

---------------------------------
  SHORT-TERM INVESTMENTS -- 17.8%
---------------------------------
  Principal
   Amount                                               Value
----------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 11.9%
$62,000,000 U.S. Treasury Notes 6.125%,
              due 3/31/98                         $   62,115,320
 60,000,000 U.S. Treasury Notes 6.25%,
              due 6/30/98                             60,238,800
 20,000,000 U.S. Treasury Notes 6.125%,
              due 8/31/98                             20,066,800
                                                  --------------
                                                     142,420,920
                                                  --------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.0%
 20,000,000 Federal Farm Credit Bank Notes
              5.50% due 1/2/98                        20,000,000
 20,000,000 Federal Farm Credit Bank Notes
              5.55% due 3/2/98                        19,983,400
 20,000,000 Federal Farm Credit Bank Notes
              5.62% due 4/1/98                        20,000,000
                                                  --------------
                                                      59,983,400
                                                  --------------
REPURCHASE AGREEMENT -- 0.9%
(includes accrued interest)
$10,700,000 Collateralized by $10,055,000
              U.S. Treasury Notes 7 3/4%,
              due 2/15/01, with a value
              of $10,925,386 (with Morgan
              Stanley & Co., 6.20%,
              dated 12/31/97, due 1/2/98,
              delivery value of $10,703,686)      $   10,701,843
                                                  --------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $212,679,131)                                213,106,163
                                                  --------------
EXCESS OF LIABILITIES OVER
  CASH AND RECEIVABLES -- (-2.1%)                    (25,378,763)
                                                  --------------
NET ASSETS -- 100.0%                              $1,196,589,447
                                                  ==============
NET ASSET VALUE PER
OUTSTANDING SHARE                                 $        22.13
($1,196,589,447 / 54,069,324                      ==============
  shares outstanding)

* Non-income producing.


                       See notes to financial statements.
--------------------------------------------------------------------------------

                                                                 ---------------
                                                                    Value Line
                                                                 Strategic Asset
                                                                    Management
                                                                 ---------------
                                                                        7
                                                                 ---------------

--------------------------------------------------------------------------------

STATEMENT OF ASSETS
AND LIABILITIES
December 31, 1997

ASSETS
  Investment in securities,
   at value (cost $824,704,736)             $1,008,862,047
  Short-term investments
   (cost $212,679,131)                         213,106,163
  Cash                                              20,153
  Receivable for securities sold                11,418,429
  Interest and dividends receivable              6,606,779
  Receivable for trust shares sold                 156,143
                                            --------------
    TOTAL ASSETS                             1,240,169,714
                                            --------------

LIABILITIES
  Payable for securities purchased              41,626,036
  Payable for trust shares
   repurchased                                   1,192,959
  Accrued expenses:
   Advisory fee                                    502,653
   GIAC administrative service fee                 175,000
   Other                                            83,619
                                            --------------
    TOTAL LIABILITIES                           43,580,267
                                            --------------
NET ASSETS                                  $1,196,589,447
                                            ==============
NET ASSETS CONSIST OF:
  Capital stock, at $0.01 par value
   (authorized unlimited,
   outstanding 54,069,324 shares)           $      540,693
  Additional paid-in capital                   874,984,427
  Undistributed net investment
   income                                       35,048,059
  Undistributed net realized gain
   on investments                              101,431,925
  Unrealized net appreciation of
   investments                                 184,584,343
                                            --------------
NET ASSETS                                  $1,196,589,447
                                            ==============
NET ASSET VALUE PER
OUTSTANDING SHARE
  ($1,196,589,447 / 54,069,324
  shares outstanding)                       $        22.13
                                            ==============
STATEMENT OF OPERATIONS
Year Ended
December 31, 1997

Investment Income:
 Interest                                   $   36,864,264
 Dividends (Net of foreign
  withholding tax of $30,786)                    5,046,573
                                            --------------
  Total Income                                  41,910,837
                                            --------------

Expenses:
 Investment advisory fee                         5,718,843
 GIAC administrative service fee                   721,790
 Custodian fees                                    115,214
 Insurance and dues                                 78,989
 Audit and legal fees                               37,984
 Postage                                            24,387
 Trustees' fees and expenses                        15,010
 Printing and Stationary                            11,917
 Taxes and other                                     3,674
                                            --------------
   Total Expenses Before Custody
    Credits                                      6,727,808
   Less: Custody credits                            (3,696)
                                            --------------
   Net Expenses                                  6,724,112
                                            --------------
Investment Income -- Net                        35,186,725
                                            --------------
Realized and Unrealized Gain on
 Investments -- Net:
 Realized gain -- net                          101,703,718
 Change in unrealized
  appreciation of investments                   30,109,960
                                            --------------
Net Realized Gain and Change in
 Unrealized Appreciation on
 Investments                                   131,813,678
                                            --------------
Net Increase in Net Assets from
 Operations                                 $  167,000,403
                                            ==============


                       See notes to financial statements.
--------------------------------------------------------------------------------

---------------
   Value Line
Strategic Asset
   Management
---------------
       7
---------------

--------------------------------------------------------------------------------
Value Line Strategic Asset Management Trust
-------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
For the Years Ended
December 31, 1997 and 1996

                                       1997             1996
Operations:                       --------------   --------------
 Investment income -- net         $   35,186,725   $   26,749,041
 Realized gain on investments
   -- net                            101,703,718      122,797,850
 Change in unrealized
   appreciation                       30,109,960       (6,850,866)
                                  --------------   --------------
 Net increase in net assets
   from operations                   167,000,403      142,696,025
                                  --------------   --------------

Distributions to Shareholders:
 Investment income -- net            (26,826,322)     (16,568,632)
 Realized gain from investment
   transactions -- net              (122,913,330)     (48,810,295)
                                  --------------   --------------
 Total distributions                (149,739,652)     (65,378,927)
                                  --------------   --------------

Trust Share Transactions:
 Proceeds from sale of shares         69,411,109      119,168,249
 Proceeds from reinvestment of
   distributions to shareholders     149,739,652       65,378,927
 Cost of shares repurchased         (112,606,824)     (65,588,322)
                                  --------------   --------------
 Net increase from Trust share
   transactions                      106,543,937      118,958,854
                                  --------------   --------------
Total Increase in Net Assets         123,804,688      196,275,952

Net Assets:
 Beginning of year                 1,072,784,759      876,508,807
                                  --------------   --------------
 End of year                      $1,196,589,447   $1,072,784,759
                                  ==============   ==============
Undistributed Investment Income
   -- Net at End of Year          $   35,048,059   $   26,687,656
                                  ==============   ==============


                       See notes to financial statements.
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NOTES TO FINANCIAL STATEMENTS
December 31, 1997

------------------------------------
1 -- Significant Accounting Policies
------------------------------------

      Value Line Strategic Asset Management Trust (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended, which seeks to achieve a high total investment return consistent with reasonable risk by investing primarily in a broad range of common stocks, bonds and money market instruments. The Trust will attempt to acheive its objective by following an asset allocation strategy based on data derived from computer models for the stock and bond markets that shifts the assets of the Trust among equity, debt and money market securities as the models indicate and its investment adviser, Value Line, Inc. (the "Adviser"), deems appropriate.

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

(A) Security Valuation.

      Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative bid and asked prices.

      The Board of Trustees has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

      Short-term instruments with maturities of 60 days or less are valued at amortized cost which approximates market value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Other assets and securities for which market valuations are not readily available are valued at fair value as the Board of Trustees may determine in good faith.

(B) Repurchase Agreements.

      In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under


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NOTES TO FINANCIAL STATEMENTS
December 31, 1997

certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes.

      It is the Trust's policy to qualify under, and comply with, the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholder. Therefore, no federal income tax provision is required.

(D) Dividends and Distributions.

      It is the Trust's policy to distribute to its shareholder, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Trust, if any. Such distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Trust at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Trustees.

(E) Amortization.

      Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.

(F) Investments.

      Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount, including original issue discount required for federal income tax purposes, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

----------------------------------------
2 -- Trust Share Transactions, Dividends
     and Distributions
----------------------------------------

      Shares of the Trust are available to the public only through the purchase of certain contracts issued by The Guardian Insurance & Annuity Company, Inc.
(GIAC). Transactions in shares of beneficial interest in the Trust were as follows:

                                Year Ended    Year Ended
                               December 31,  December 31,
                                  1997          1996
                               ------------  ------------
Shares sold                     3,117,519     5,553,832
Shares issued to shareholder
 in reinvestment of dividends
 and distributions              7,049,889     3,244,612
                               ----------     ---------
                               10,167,408     8,798,444
Shares repurchased              5,083,552     3,048,207
                               ----------     ---------
Net increase                    5,083,856     5,750,237
                               ==========     =========
Dividends per share from
 net investment income         $      .55     $     .37
                               ==========     =========
Distributions per share from
 net realized gains            $     2.52     $    1.09
                               ==========     =========


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NOTES TO FINANCIAL STATEMENTS
December 31, 1997

--------------------------------------
3 -- Purchases and Sales of Securities
--------------------------------------

      Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                     Year Ended
                                    December 31,
                                        1997
                                    ------------
PURCHASES:
 U.S. Treasury and Government
  Agency Obligations                $229,329,847
 Other Investment Securities         492,963,637
                                    ------------
                                    $722,293,484
                                    ============

SALES & MATURITIES:
 U.S. Treasury and Government
  Agency Obligations                $ 88,974,609
 Other Investment Securities         451,590,646
                                    ------------
                                    $540,565,255
                                    ============

      At December 31, 1997, the aggregate cost of investment securities and short-term investments for federal income tax purposes is $1,037,692,219. The aggregate appreciation and depreciation of investments at December 31, 1997, based on a comparison of investment values and their costs for federal income tax purposes is $198,824,897 and $14,548,906, respectively, resulting in a net appreciation of $184,275,991.

---------------------------------------------
4 -- Investment Advisory Contract, Management
     Fees and Transactions with Affiliates
---------------------------------------------

      An advisory fee of $5,718,843 was paid or payable to the Adviser, for the year ended December 31, 1997. This was computed at an annual rate of 1/2 of 1% of the average daily net assets of the Trust during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Trust. The Adviser also provides persons, satisfactory to the Trust's Board of Trustees, to act as officers and employees of the Trust and pays their salaries and wages. The Trust bears all other costs and expenses.

      Certain officers and directors of the Adviser and Value Line Securities, Inc. (the Trust's distributor and a registered broker/dealer), and of GIAC are also officers and Trustees of the Trust. A former officer of GIAC who is also a trustee of the Trust was paid a fee of $2,718 by the Trust for the year ended December 31, 1997. During the year ended December 31, 1997, the Trust paid brokerage commissions totalling $427,025 to Value Line Securities, Inc., a wholly owned subsidiary of the Adviser, which clears its transactions through unaffiliated brokers.

      The Trust has an agreement with GIAC to reimburse GIAC for expenses incurred in performing administrative and internal accounting functions in connection with the establishment of contract-owner accounts and their ongoing maintenance, printing and distribution of shareholder reports and providing ongoing shareholder servicing functions. Such reimbursement is limited to an amount no greater than $18.00 times the average number of accounts at the end of each quarter during the year. During the year ended December 31, 1997, the Trust incurred expenses of $721,790 in connection with such services rendered by GIAC.


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FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period:

                                                         Year Ended December 31,
                                    ------------------------------------------------------------------
                                        1997             1996           1995        1994        1993
Net asset value, beginning of year  $    21.90       $    20.27       $  16.13    $  17.01    $  15.94
                                    ----------       ----------       --------    --------    --------
 Income (loss) from investment
  operations:
 Net investment income                     .65              .53            .39         .26         .27
 Net gains or losses on
  securities (both realized
  and unrealized)                         2.65             2.56           4.17       (1.09)       1.62
                                    ----------       ----------       --------    --------    --------
 Total from investment operations         3.30             3.09           4.56        (.83)       1.89
                                    ----------       ----------       --------    --------    --------

 Less distributions:
  Dividends from net investment
   income                                 (.55)            (.37)          (.26)       (.01)       (.28)
  Distributions from capital gains       (2.52)           (1.09)          (.16)       (.04)       (.54)
                                    ----------       ----------       --------    --------    --------
  Total distributions                    (3.07)           (1.46)          (.42)       (.05)       (.82)
                                    ----------       ----------       --------    --------    --------
Net asset value, end of year        $    22.13       $    21.90       $  20.27    $  16.13    $  17.01
                                    ==========       ==========       ========    ========    ========
Total return**                           15.66%           15.87%         28.54%     -4.88%       11.86%
                                    ==========       ==========       ========    ========    ========

Ratios/Supplemental Data:
Net assets, end of period (in
 thousands)                         $1,196,589       $1,072,785       $876,509    $662,721    $615,648
Ratio of operating expenses to
 average net assets                        .59%(1)          .58%(1)        .60%        .60%        .61%
Ratio of net investment income to
 average net assets                       3.08%            2.70%          2.18%       1.65%       1.96%
Portfolio turnover rate                     58%              71%            63%        100%        110%
Average commissions paid per share
 of common stock purchased/sold     $    .0492       $    .0490(2)          --          --          --

(1)   Before offset of custody credits.
(2)   Disclosure effective for fiscal years beginning on or after 9/1/95.

** Total returns do not reflect the effects of charges deducted under the terms of GIAC's variable contracts. Including such charges would reduce the total returns for all periods shown.


                       See notes to financial statements.
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REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of Value Line Strategic Asset Management Trust

      In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Strategic Asset Management Trust (the "Trust") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036
February 13, 1998


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----------------------------
Shareholders Meeting Results (unaudited)
----------------------------

      A special meeting of shareholders of Value Line Strategic Asset Management Trust was held on October 30, 1997. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

1. The election of six Trustees to serve until their successors are duly elected and qualified.

                            Number of Votes:
                            ----------------
        Trustee            For        Withheld       Broker Non-Votes*
        -------            ---        --------       -----------------
Jean Bernhard Buttner  53,878,977     1,133,303              0
John W. Chandler       53,878,977     1,133,303              0
Leo R. Futia           53,878,977     1,133,303              0
David H. Porter        53,878,977     1,133,303              0
Paul Craig Roberts     53,878,977     1,133,303              0
Nancy-Beth Sheerr      53,878,977     1,133,303              0

2. Ratification of the selection of Price Waterhouse LLP as independent accountants for the fiscal year ending December 31, 1997.

                            Number of Votes:
                            ----------------
          For            Against       Abstain       Broker Non-Votes*
          ---            -------       -------       -----------------
      52,315,878         398,070      2,398,332              0

* Broker non-votes are proxies received by the Trust from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.


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